PRELIMINARY PROXY STATEMENT SUBJECT TO COMPLETION—DATED APRIL 5, 2019

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN

PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the registrant  ☒                             Filed by a party other than the registrant  ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Knowles Corporation

(Name of registrant as specified in its charter)

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☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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PRELIMINARY PROXY STATEMENT SUBJECT TO COMPLETION—DATED APRIL 5, 2019

[●], 2019

Dear Fellow Shareholders:

You are cordially invited to attend our Annual Meeting of Shareholders (including any adjournments or postponements thereof, the “2019 Annual Meeting”) on [●], [●], 2019 at [●] [a./p.m.] local time, at [●]. Included with this letter are the Notice of Annual Meeting of Shareholders, a proxy statement detailing the business to be conducted at the 2019 Annual Meeting and a WHITE proxy card.

Your vote will be especially important this year because Caligan Partners LP, Falcon Edge Capital, LP and certain of their affiliates (collectively, the “Activist Group”) have notified us of their intent to nominate two nominees for election as directors at the 2019 Annual Meeting in opposition to the nominees recommended by our board of directors (the “Board”). The Board does not endorse any of the Activist Group’s nominees and unanimously recommends that you vote “FOR” the election of each of the nominees proposed by the Board on the WHITE proxy card.

We strongly urge you to read the accompanying proxy statement carefully and vote “FOR” the nominees proposed by our Board and in accordance with the Board’s recommendations on the other proposals that will be brought before the 2019 Annual Meeting by using the WHITE proxy card. If you have voted using the proxy card sent to you by the Activist Group, you can revoke your vote by using the WHITE proxy card to vote. Only your latest-dated vote will count—any prior proxy card may be revoked at any time prior to the 2019 Annual Meeting.

We look forward to personally greeting those of you who will be able to attend the 2019 Annual Meeting in person. Regardless of whether you plan to join us at the 2019 Annual Meeting, it is important that your voice be heard. Accordingly, we request that you vote in advance of the 2019 Annual Meeting by signing, dating and returning the WHITE proxy card in the postage-paid envelope provided or by telephone or Internet following the easy instructions on the enclosed WHITE proxy card.

If you have any questions or require any assistance, please contact our proxy solicitor using the following contact information.

Innisfree M&A Incorporated

501 Madison Avenue, 20th Floor

New York, NY 10022

Shareholders may call toll-free: (877) 750-0926

Banks and Brokers may call collect: (212) 750-5833

Very truly yours,

Donald Macleod	Jeffrey S. Niew
Chairman of the Board of Directors	President and Chief Executive Officer

PRELIMINARY PROXY STATEMENT SUBJECT TO COMPLETION—DATED APRIL 5, 2019

NOTICE OF 2019 ANNUAL MEETING OF SHAREHOLDERS

Notice is hereby given that the 2019 Annual Meeting of Shareholders (including any adjournments or postponements thereof, the “2019 Annual Meeting”) of Knowles Corporation, a Delaware corporation (including any consolidated subsidiaries thereof, the “Company,” “Knowles,” “we,” “us” and “our”) will be held on [●], [●], 2019 at [●] [a./p.m.] local time, at [●], for the following purposes:

1.	to elect three Class III directors named in the attached Proxy Statement for a one-year term or until their respective successors have been duly elected and qualified;

2.	to ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2019;

3.	to approve, on an advisory, non-binding basis, our named executive officer compensation;

4.	to approve an amendment to our Amended and Restated Certificate of Incorporation, as amended (the “Charter”) to eliminate the supermajority shareholder vote requirement to amend certain provisions of our Charter;

5.	to approve an amendment to our Charter to eliminate the supermajority shareholder vote requirement to amend our Amended and Restated By-Laws; and

6.	to transact any other business that may properly come before the 2019 Annual Meeting.

Only shareholders of record at the close of business on [●], 2019 (the “record date”) are entitled to vote at the 2019 Annual Meeting. Such shareholders are urged to submit an enclosed WHITE proxy card, even if their shares were sold after such date. If your bank, broker or other nominee is the holder of record of your shares (i.e., your shares are held in “street name”), you will receive voting instructions from such holder of record. You must follow those instructions in order for your shares to be voted. Because of the contested nature of the proposals, if you do not give instructions to your broker, your broker may not be able to vote your shares with respect to the election of directors or any of the other proposals. We urge you to instruct your bank, broker or other nominee to vote your shares “FOR” each of the proposals listed on the enclosed WHITE proxy card.

The accompanying proxy statement provides detailed information about the matters to be considered at the 2019 Annual Meeting. As you may know, Caligan Partners LP, Falcon Edge Capital, LP and their affiliates and associates (collectively, the “Activist Group”), have notified the Company of their intent to nominate two director candidates for election at the 2019 Annual Meeting in opposition to the three nominees recommended by our Board. You may receive proxy solicitation materials from the Activist Group. The Company is not responsible for the accuracy of any information provided by or relating to the Activist Group or its nominees contained in solicitation materials filed or disseminated by or on behalf of the Activist Group or any other statements that the Activist Group may make. The Board does NOT endorse the Activist Group’s nominees and strongly recommends that you NOT sign or return any [COLOR] proxy card sent to you by the Activist Group. If you have previously voted using a [COLOR] proxy card sent to you by the Activist Group, you can subsequently revoke that proxy by following the instructions on the enclosed WHITE proxy card. Only your latest dated proxy will count.

THE BOARD UNANIMOUSLY RECOMMENDS VOTING “FOR” THE ELECTION OF THE BOARD’S NOMINEES UNDER PROPOSAL 1 AND “FOR” PROPOSALS 2, 3, 4 AND 5 USING THE ENCLOSED WHITE PROXY CARD. THE BOARD URGES YOU NOT TO SIGN, RETURN OR VOTE ANY [COLOR] PROXY CARD SENT TO YOU BY THE ACTIVIST GROUP.

YOUR VOTE IS VERY IMPORTANT. To assure that your shares are represented at the 2019 Annual Meeting, we urge you to date, sign and return the enclosed WHITE proxy card in the postage-paid envelope provided, or vote by telephone or the Internet as instructed on the WHITE proxy card, whether or not you plan to attend the 2019 Annual Meeting. You can revoke your proxy at any time before the proxies you appointed cast your votes.

All persons attending the 2019 Annual Meeting will be required to present a current form of government-issued picture identification. If you are a holder of record and attend the 2019 Annual Meeting, you may vote by ballot in person even if you have previously returned your proxy card. If you hold your shares in “street name” and wish to attend the 2019 Annual Meeting and vote in person, you must provide a “legal proxy” from your bank, broker or other nominee and proof of ownership on the record date (such as a recent brokerage statement) or the voting instruction form mailed to you by your bank, broker or other nominee.

If you have any questions or require any assistance with voting your shares, please contact our proxy solicitor:

Innisfree M&A Incorporated

501 Madison Avenue, 20th Floor

New York, NY 10022

Shareholders may call toll-free: (877) 750-0926

Banks and Brokers may call collect: (212) 750-5833

Thank you for your continued support of our Company.

On behalf of the Board of Directors,

Thomas Jackson
Secretary

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

The Company’s Notice of 2019 Annual Meeting of Shareholders and Proxy Statement and the Annual Report on Form 10-K for the fiscal year ended December 31, 2018 are available free of charge at investor.knowles.com. The Notice of 2019 Annual Meeting of Shareholders and Proxy Statement are first being made available to shareholders on or about [●], 2019.

PRELIMINARY PROXY STATEMENT SUBJECT TO COMPLETION—DATED APRIL 5, 2019

PROXY STATEMENT

PROXY STATEMENT SUMMARY	1

INFORMATION ABOUT THE 2019 ANNUAL MEETING	5

Background to the Solicitation	12

Proposal 1 — Election of Three Class III Directors	16

Policy Regarding Director Qualification	16
Nominees for Election to the Board	17
Additional Members of the Board	20
Overview of the Board and Board Committees	24
Corporate Governance	25
Procedures for Approval of Related Person Transactions	30
Directors’ Compensation	30

Security Ownership of Certain Beneficial Owners and Management	32

Section 16(a) Beneficial Ownership Reporting Compliance	34

Proposal 2 — Ratification of THE Appointment of Independent Registered Public Accounting Firm	35

Audit Committee Report	35
Fees Paid to Independent Registered Public Accounting Firm	36
Pre-Approval of Services Provided by Independent Registered Public Accounting Firm	36

Proposal 3 — Advisory Resolution to Approve Named Executive Officer Compensation	37

Proposal 4 — Approval OF AN AMENDMENT TO OUR CHARTER TO ELIMINATE THE SUPERMAJORITY SHAREHOLDER VOTe REQUIREMENT TO AMEND CERTAIN PROVISIONS OF OUR CHARTER	38

PROPOSAL 5 — APPROVAL OF an AMENDMENT TO OUR CHARTER to eliminate THE SUPERMAJORITY SHAREHOLDER VOTe REQUIREMENT TO AMEND OUR BY-LAWS	38

Background	38
Proposal 4	38
Proposal 5	39

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PROXY STATEMENT SUMMARY

This summary highlights information contained elsewhere in this Proxy Statement. It does not contain all of the information that you should consider in connection with the matters before the 2019 Annual Meeting. Please read the entire Proxy Statement carefully before voting.

THE 2019 ANNUAL MEETING
Date	[●], 2019
Time	[●] [a./p.m.] local time
Place	[●]
Record Date	[●], 2019
Voting	Shareholders at the close of business on the record date will be entitled to vote at the 2019 Annual Meeting. As of the record date for the 2019 Annual Meeting, [●] shares of our common stock are expected and entitled to vote at the 2019 Annual Meeting. Shareholders are entitled to one vote for each share of common stock held. A majority of these shares present in person or represented by proxy at the 2019 Annual Meeting will constitute a quorum for the transaction of business. For more information on voting, attending the 2019 Annual Meeting and other meeting information, please see “Information about the 2019 Annual Meeting” on page 5 of this Proxy Statement.
YOUR VOTE IS VERY IMPORTANT. To assure that your shares are represented at the 2019 Annual Meeting, we urge you to date, sign and return the enclosed WHITE proxy card promptly in the postage-paid envelope provided, or vote by telephone or the Internet as instructed on the WHITE proxy card, whether or not you plan to attend the 2019 Annual Meeting. You can revoke your proxy at any time before the proxies you appointed cast your votes. If your bank, broker or other nominee is the holder of record of your shares (i.e., your shares are held in “street name”), you will receive voting instructions from such holder of record. You must follow these instructions in order for your shares to be voted. We urge you to instruct your bank, broker or other nominee, by following those instructions, to vote your shares in line with the Board’s recommendations on the WHITE voting instruction form.

AGENDA AND BOARD RECOMMENDATIONS
		Unanimous Board Recommendation	See Page
Proposal 1	Election of three Class III directors for a one-year term or until their respective successors have been duly elected and qualified	FOR the nominees recommended by your Board	16
Proposal 2	Ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2019	FOR	35
Proposal 3	Approval, on an advisory, non-binding basis, of our named executive officer compensation	FOR	37
Proposal 4	Approval of an amendment to our Charter to eliminate the supermajority shareholder vote requirement to amend certain provisions of our Charter	FOR	38
Proposal 5	Approval of an amendment to our Charter to eliminate the supermajority shareholder vote requirement to amend our By-Laws	FOR	38

DIRECTOR NOMINEES
Our Board is currently comprised of nine directors who are currently divided into three director classes. The Board is in the process of phased declassification, which will begin at the 2019 Annual Meeting and conclude at the 2021 Annual Meeting. You are being asked to vote on the election of the three Class III directors of the Board listed below for a one-year term. For more information about the background and qualifications of the director nominees and the entire Board of Directors, please see “Nominees for Election to the Board” on page 17 of this Proxy Statement and “Additional Members of the Board” on page 20 of this Proxy Statement, respectively. For more information on the pending declassification of the Board, please see “Proposal 1—Election of the Three Class III Directors” on page 16 of this Proxy Statement.
Name	Age	Independence	Tenure	Committees
Hermann Eul	60	Yes	4 years	Compensation
Donald Macleod (Chairman of the Board)	70	Yes	5 years	Compensation
Dr. Cheryl Shavers	65	Yes	2 years	Audit, Governance and Nominating

CORPORATE GOVERNANCE HIGHLIGHTS

●     Declassification of the Board starting at the 2019 Annual Meeting and completing at the 2021 Annual Meeting

●     Eight of nine directors are independent

●     Each Board committee is comprised of independent directors

●     Separate Chairman and Chief Executive Officer roles

●     Average director tenure is four years

●     Average age of directors is 63

●     Two of nine directors are women

●     Two of nine directors are racially diverse

●     Two directors have been appointed in the past two years

●     Board policy limits director membership on other public company boards

●     Regular Board, committee and director evaluations

●     Directors attended 92% of Board meetings in 2018

●     Policies prohibiting hedging and pledging

●     Simple majority voting standard for uncontested director elections with a director resignation policy

●     Proposals to eliminate supermajority shareholder vote requirements to amend the Charter and the By-Laws

EXECUTIVE COMPENSATION HIGHLIGHTS

Knowles’ executive compensation program is designed to achieve the following key objectives:

●     Motivate executives to enhance long-term stockholder value;

●     Reinforce Knowles’ pay-for-performance culture by aligning executive compensation with Knowles’ business objectives and financial performance;

●     Provide a total compensation opportunity that allows Knowles to attract and retain talented executives; and

●     Use incentive compensation to promote desired behavior without encouraging unnecessary or excessive risk-taking.

We believe the following charts illustrate our pay-for-performance design of our executive compensation program, with a significant portion of annual targeted compensation delivered in the form of variable or at-risk compensation:

In line with our financial performance and our pay-for-performance philosophy, the following NEO total compensation actions were approved:

●     Our CEO did not receive a base salary or annual bonus target increase for 2018, which represents two consecutive years with no increases; our CEO’s LTIP award was adjusted from $4,200,000 to $3,400,000 (19% decrease) to align his total target compensation with the market median of the Company’s revised 2018 peer group;

●     No other NEOs received a base salary increase or bonus target increase for 2018;

●     Our CFO’s LTIP award was adjusted from $937,500 to $1,000,000 (7% increase) to more closely align his total target compensation with the market median of the 2018 peer group;

●     Based on performance, our CEO’s 2018 annual bonus was paid at 115% of target; and

●     2018 annual bonuses for each of the other NEOs ranged from 77% to 146% of target.

EXECUTIVE COMPENSATION HIGHLIGHTS, CONT.

The following highlights of our executive compensation describe certain practices applicable to the NEOs that the Compensation Committee believes support the pay-for-performance nature of our program and further align the interests of our NEOS with those of our stockholders.

Our Executive Compensation Practices
✓	We deliver a significant proportion of total compensation in the form of equity with PSUs as a component of the LTIP to further align compensation with the Company’s long-term business plan.
✓	Payouts for cash incentives and PSUs are capped.
✓	We have multi-year vesting periods for equity awards.
✓	We perform market comparisons of executive compensation against a relevant peer group.
✓	We use an independent compensation consultant reporting directly to the Committee and providing no other services to the Company.
✓	We have double-trigger vesting for equity awards in the event of a change-in-control.
✓	We maintain stock ownership guidelines (CEO: 5x base salary; Other NEOs: 3x base salary).
✓	We maintain a formal incentive clawback policy.
✓	The Committee regularly meets in executive session without any members of management present.
✓	We hold an annual “say on pay” vote.
✓	We maintain an annual stockholder engagement process.
✗	We do not allow repricing of underwater stock options without stockholder approval.
✗	We do not allow hedging, short sales or pledging of our securities by employees or directors.
✗	We do not provide for tax gross-ups upon a change-in-control.
✗	We do not have employment contracts.
✗	We do not provide excessive perquisites.
✗	We do not grant stock options with an exercise price below fair market value on the date of grant.

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board” or the “Board of Directors”) of Knowles Corporation, a Delaware corporation, for use at our 2019 Annual Meeting of Shareholders (including any postponements or adjournments thereof, the “2019 Annual Meeting”). This Proxy Statement, the accompanying Notice of the 2019 Annual Meeting of Shareholders, the enclosed WHITE proxy card and our Annual Report on Form 10-K for the fiscal year ended December 31, 2018 are first being mailed to our shareholders of record on or about [●], 2019. References in this Proxy Statement to “Knowles,” the “Company,” “we,” “us,” “our” and similar terms refer to Knowles Corporation.

INFORMATION ABOUT THE 2019 ANNUAL MEETING

1.	Who is soliciting my vote?

In this Proxy Statement, the Board is soliciting your vote on the matters before the 2019 Annual Meeting. For more information on the participants in the Board’s solicitation, please see “Participants in the Solicitation” on page 67 of this Proxy Statement.

THE BOARD UNANIMOUSLY RECOMMENDS VOTING “FOR” THE ELECTION OF EACH OF THE BOARD’S NOMINEES UNDER PROPOSAL 1 AND “FOR” PROPOSALS 2, 3, 4 AND 5 USING THE ENCLOSED WHITE PROXY CARD.

2.	Who is Caligan? Who is the Activist Group?

Caligan Partners LP (“Caligan”), Caligan Partners CV I LP (“Caligan CV”), Caligan Partners CV GP LLC, Samuel J. Merksamer, David Johnson, Falcon Edge Capital, LP (“Falcon Edge”), Falcon Edge Global Master Fund, LP (“Falcon Edge Global”), Moraine Master Fund, LP and Richard Gerson, and each of their affiliates and associates (collectively, the “Activist Group”) have notified the Company that they intend to nominate three director candidates for election at the 2019 Annual Meeting in opposition to the three director candidates nominated by your Board. You may receive proxy solicitation materials from the Activist Group. The Company is not responsible for the accuracy of any information provided by or relating to the Activist Group or its nominees contained in proxy materials filed or disseminated by or on behalf of the Activist Group or any other statements that the Activist Group may make.

The Board does not endorse any of the Activist Group’s nominees and unanimously recommends that you vote “FOR” the election of each of the nominees recommended by the Board on the enclosed WHITE proxy card. The Board of Directors strongly urges you not to sign or return any [COLOR] proxy card sent to you by the Activist Group. Voting to “withhold” with respect to any of the Activist Group’s nominees on a [COLOR] proxy card sent to you by the Activist Group is not the same as voting for the Board of Directors’ nominees because a vote to “withhold” with respect to any of the Activist Group’s nominees on the Activist Group’s [COLOR] proxy card will revoke any WHITE proxy you may have previously submitted. To support the Board’s nominees, you should vote “FOR” the Board’s nominees on the WHITE proxy card, and disregard, and not return, any [COLOR] proxy card sent to you by the Activist Group. If you have previously voted using a [COLOR] proxy card sent to you by the Activist Group, you can subsequently revoke that vote by signing, dating and returning the enclosed WHITE proxy card in the postage-paid envelope provided, or by following the instructions on the WHITE proxy card to vote by telephone or by Internet. Only your latest dated proxy will count. Any proxy may be revoked at any time prior to its exercise at the 2019 Annual Meeting as described in this Proxy Statement.

3.	Who can vote at the 2019 Annual Meeting?

The record date for determining shareholders eligible to vote at the 2019 Annual Meeting is [●], 2019. Holders of our common stock at the close of business on the record date may vote at the 2019 Annual Meeting. As of the close of business on that date, we had outstanding [●] shares of common stock. Each share of common stock is entitled to one vote on each matter and shareholders may not cumulate their votes.

4.	How many votes do I have?

You have one vote for each share of our common stock that you owned at the close of business on the record date. These shares include share held by you as a “shareholder of record” and as a “beneficial owner.”

5.	What is the difference between holding shares as a “shareholder of record” and as a “beneficial owner”?

If your shares are registered directly in your name with our transfer agent, you are considered the shareholder of record of those shares, and the proxy materials are being sent directly to you.

Most holders of our common stock hold their shares beneficially through a bank, broker or other nominee rather than of record directly in their own name. If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of the shares held in “street name,” and these proxy materials are being forwarded to you by your bank, broker or other nominee who is considered the shareholder of record of those shares. As the beneficial owner, you have the right to direct your bank, broker or other nominee on how to vote your shares and you are also invited to attend the 2019 Annual Meeting. Your bank, broker or other nominee has enclosed a voting instruction form for you to use in directing your bank, broker or other nominee as to how to vote your shares. You must follow these instructions in order for your shares to be voted. Your broker is required to vote those shares in accordance with your instructions. Because of the contested nature of the proposals, if you do not give instructions to your broker, your broker may not be able to vote your shares with respect to the election of directors or any of the other proposals. We urge you to instruct your bank, broker or other nominee, by following the instructions on the enclosed WHITE voting instruction form, to vote your shares in line with the Board’s recommendations on the WHITE voting instruction form.

6.	What is a proxy?

A proxy is your legal designation of another person to vote the stock you own. That other person is called a proxy. If you designate someone as your proxy in a written document, that document is also called a proxy or a proxy card. We have designated three of our officers as the Company’s proxies for the 2019 Annual Meeting. These officers are Jeffrey S. Niew, John S. Anderson and Thomas G. Jackson.

7.	How can I vote my shares?

Shareholders of Record. Shareholders of record may vote their shares or submit a proxy to have their shares voted by one of the following methods:

●	By Internet – You may submit your proxy online via the Internet by following the instructions provided on the enclosed WHITE proxy card.

●	By Telephone – You may submit your proxy by touch-tone telephone by calling the toll-free number on the enclosed WHITE proxy card.

●	By Mail – You may submit your proxy by signing, dating and returning your WHITE proxy card in the postage-paid envelope included.

●	In Person – You may attend the 2019 Annual Meeting and vote in person by completing a ballot. Attending the 2019 Annual Meeting without completing a ballot will not count as a vote. If you choose to vote in person, you must bring proof of identification to the 2019 Annual Meeting. You are encouraged to sign, date and return the WHITE proxy card in the postage-paid envelope provided regardless of whether or not you plan to attend the 2019 Annual Meeting.

Beneficial Owners. If you are the beneficial owner of your shares (that is, you hold your shares in “street name” through an intermediary such as a bank, broker or other nominee), you will receive instructions from your bank, broker or other nominee as to how to vote your shares or submit a proxy to have your shares voted.

Your bank, broker or other nominee may not be able to vote your shares on any matters at the 2019 Annual Meeting unless you provide them instructions on how to vote your shares. You should instruct your bank, broker or other nominee how to vote your shares by following the directions provided by your bank, broker or other nominee. Alternatively, you may obtain a “legal proxy” from your bank, broker or other nominee and bring it with you to hand in with a ballot in order to be able to vote your shares at the 2019 Annual Meeting. If you choose to vote at the 2019 Annual Meeting, you must bring the following: (1) proof of identification and (2) a signed “legal proxy” from the shareholder of record (your bank, broker or other nominee) giving you the right to vote the stock.

8.	How will shares be voted by the WHITE proxy card?

The shares represented by any proxy card which is properly executed and received by the Company prior to or at the 2019 Annual Meeting will be voted in accordance with the specifications made thereon. Where a choice has been specified on the WHITE proxy card with respect to the proposals, the shares represented by the WHITE proxy card will be voted in accordance with the specifications. If you return a validly executed WHITE proxy card without indicating how your shares should be voted on a matter and you do not revoke your proxy, your proxy will be voted: “FOR” the election of all three Class III director nominees recommended by the Board as set forth on the WHITE proxy card (Proposal 1); “FOR” the ratification of the appointment of our independent registered public accounting firm (Proposal 2); “FOR” the approval, on an advisory, non-binding basis, of our named executive officer (“NEO”) compensation (Proposal 3); “FOR” the approval of an amendment to our Charter to eliminate the supermajority stockholder vote requirement to amend our Amended and Restated Certificate of Incorporation, as amended (the “Charter”) (Proposal 4); and “FOR” the approval of an amendment to our Charter to eliminate the supermajority shareholder vote requirement to amend our Amended and Restated By-Laws, as amended (the “By-Laws”) (Proposal 5).

The Board is not aware of any matters that are expected to come before the 2019 Annual Meeting other than those described in this Proxy Statement. If any other matter should be presented at the 2019 Annual Meeting upon which a vote may be properly taken, shares represented by all WHITE proxy cards received by the Company will be voted with respect thereto at the discretion of the persons named as proxies in the enclosed WHITE proxy card.

9.	What if I receive more than one WHITE proxy card or set of proxy materials from the Company?

If your shares are held in more than one account, you will receive more than one WHITE proxy card, and in that case, you can and are urged to vote all of your shares by signing, dating and returning all WHITE proxy cards you receive from the Company in the postage-paid envelope provided. If you choose to vote by phone or via the Internet, please vote once for each WHITE proxy card you receive to ensure that all of your shares are voted. Only your latest dated proxy for each account will count.

If the Activist Group proceeds with its previously announced alternative nominations, the Company will likely conduct multiple mailings prior to the 2019 Annual Meeting date to ensure shareholders have the Company’s latest proxy information and materials to vote. The Company will send you a new WHITE proxy card with each mailing, regardless of whether you have previously voted. We encourage you to vote every WHITE proxy card you receive. The latest dated proxy you submit will be counted, and, if you wish to vote as recommended by the Board of Directors, then you should only submit a WHITE proxy card.

10.	What should I do if I receive a [COLOR] proxy card or other proxy materials from the Activist Group?

The Activist Group has notified the Company that they intend to nominate three director candidates for election at the 2019 Annual Meeting in opposition to the three director candidates recommended by your Board. You may receive proxy solicitation materials from the Activist Group. The Company is not responsible for the accuracy of any information provided by or relating to the Activist Group or its nominees contained in proxy materials filed or disseminated by or on behalf of the Activist Group or any other statements that the Activist Group may make.

The Board does not endorse any of the Activist Group’s nominees and unanimously recommends that you vote “FOR” the election of each of the nominees recommended by the Board of Directors on the enclosed WHITE proxy card. The Board strongly urges you not to sign or return any [COLOR] proxy card sent to you by the Activist Group. Voting to “withhold” with respect to any of the Activist Group’s nominees on a [COLOR] proxy card sent to you by the Activist Group is not the same as voting for the Board of Directors’ nominees because a vote to “withhold” with respect to any of the Activist Group’s nominees on its [COLOR] proxy card will revoke any WHITE proxy card you may have previously submitted. To support the Board of Directors’ nominees, you should vote “FOR” the Board’s nominees on the WHITE proxy card and disregard, and not return, any [COLOR] proxy card sent to you by the Activist Group. If you have previously voted using a proxy card sent to you by the Activist Group, you can subsequently revoke that vote by signing, dating and returning the enclosed WHITE proxy card in the postage-paid envelope provided, or by following the instructions on the WHITE proxy card to vote by telephone or by Internet. Only your latest dated proxy will count. Any proxy may be revoked at any time prior to its exercise at the 2019 Annual Meeting as described in this Proxy Statement.

If you have any questions or need assistance voting, please contact Innisfree M&A Incorporated (“Innisfree”), our proxy solicitor assisting us in connection with the 2019 Annual Meeting. Shareholders may call toll free at (877) 750-0926. Banks and brokers may call collect at (212) 750-5833.

11.	Can I revoke my proxy and/or change my vote?

Yes. You can revoke your proxy and/or change your vote at any time prior to the 2019 Annual Meeting. Only your latest dated proxy will count.

A shareholder of record who has properly executed and delivered a proxy may revoke such proxy at any time before the 2019 Annual Meeting in any of the four following ways:

●	Timely date, sign and return a new proxy card bearing a later date;

●	Vote on a later date by using the telephone or Internet;

●	Deliver a written notice to our Secretary prior to the 2019 Annual Meeting by any means, including facsimile, stating that your proxy is revoked; or

●	Attend the 2019 Annual Meeting and vote in person.

If your shares are held of record by a bank, broker or other nominee and you desire to vote at the 2019 Annual Meeting, you may revoke your proxy or change your vote by submitting new voting instructions to your nominee in accordance with such nominee’s procedures.

If you have previously submitted a [COLOR] proxy card sent to you by the Activist Group, you may change your vote by completing and returning the enclosed WHITE proxy card in the accompanying postage pre-paid envelope, or by voting by telephone or by the Internet by following the instructions on the WHITE proxy card. Please note that submitting a [COLOR] proxy card sent to you by the Activist Group will revoke votes you have previously made via the Company’s WHITE proxy card. Voting to “withhold” with respect to any of the Activist Group’s nominees on a [COLOR] proxy card sent to you by the Activist Group is not the same as voting for the Board of Directors’ nominees because a vote to “withhold” with respect to any of the Activist Group’s nominees on its [COLOR] proxy card will revoke any WHITE proxy you may have previously submitted.

12.	How do I attend the 2019 Annual Meeting?

Only shareholders of the Company or their duly authorized proxies may attend the 2019 Annual Meeting. Proof of ownership of our shares must be presented in order to be admitted to the 2019 Annual Meeting. If your shares are held in the name of a bank, broker or other nominee and you plan to attend the 2019 Annual Meeting in person, you must bring proof of ownership, such as a legal proxy, your brokerage statement, the proxy card mailed to you by your bank, broker or other nominee or other proof of ownership as of the record date to be admitted to the 2019 Annual Meeting.

After the chairman of the meeting opens the 2019 Annual Meeting. Cameras, recording equipment, electronic devices, or packages will not be permitted in the 2019 Annual Meeting. The use of mobile phones during the 2019 Annual Meeting is also prohibited. You must present a valid government-issued picture identification, such as a driver’s license or passport, to be admitted to the 2019 Annual Meeting. For directions to the 2019 Annual Meeting, please call 630-238-5353.

13.	Will my shares be voted if I do nothing?

No. If your shares are registered in your name, you must sign and return a proxy card in order for your shares to be voted, unless you vote via telephone or the Internet or vote in person at the 2019 Annual Meeting.

If your shares are held in “street name” (that is, held for your account by a broker, bank or other nominee) and you do not instruct your bank, broker or other nominee how to vote your shares, then, because all of the proposals for the 2019 Annual Meeting may be considered “non-routine matters,” your bank, broker or other nominee may not have discretionary authority to vote your shares on those proposals. We strongly encourage you to authorize your bank, broker or other nominee to vote your shares by following the instructions provided on the voting instruction form.

YOUR VOTE IS VERY IMPORTANT. To assure that your shares are represented at the 2019 Annual Meeting, we urge you to date, sign and return the enclosed WHITE proxy card and in the postage-paid envelope provided, or vote by telephone or the Internet as instructed on the WHITE proxy card, whether or not you plan to attend the 2019 Annual Meeting. You can revoke your proxy at any time before the proxies you appointed cast your votes. If your bank, broker or other nominee is the holder of record of your shares (i.e., your shares are held in “street name”), you will receive voting instructions from such holder of record. You must follow these instructions in order for your shares to be voted. Your broker is required to vote those shares in accordance with your instructions. Because of the contested nature of the proposals, if you do not give instructions to your broker, your broker may not be able to vote your shares with respect to the election of directors or any of the other proposals. We urge you to instruct your broker or other nominee, by following the instructions on the enclosed WHITE voting instruction form, to vote your shares in line with the Board’s recommendations on the WHITE voting instruction form.

14.	What constitutes a quorum?

For purposes of the 2019 Annual Meeting, there will be a quorum if the holders of a majority of the outstanding shares of our common stock are present in person or by proxy. Votes withheld, abstentions and broker non-votes will be counted for purposes of determining whether a quorum is present at the 2019 Annual Meeting. In the absence of a quorum, the 2019 Annual Meeting may be adjourned by a majority of the votes entitled to be cast either present in person or represented by proxy or by any officer entitled to preside at the 2019 Annual Meeting.

15.	What is the effect of abstentions and broker non-votes?

If you specify that you wish to “abstain” from voting on an item, then your shares will not be voted on that particular item. Abstentions will count as a vote against the proposals, other than for the election of directors. Abstentions will not have an effect on the election of directors because we expect directors to be elected by a plurality of the votes cast. Because the approval of a majority of shares present and entitled to vote is required to ratify the appointment of PricewaterhouseCoopers LLP (“PwC”) as our independent public accounting firm and to approve the Company’s NEO compensation, abstentions will have the effect of a vote against those proposals. Because the approval of at least 80% of the voting stock outstanding is required to approve the proposals to amend the supermajority stockholder vote requirements in our Charter, abstentions will have the effect of a vote against those proposals.

Broker non-votes occur when brokers do not have discretionary voting authority to vote certain shares held in “street name” on particular “non-routine” proposals and the “beneficial owner” of those shares has not instructed the broker to vote on those proposals. Because the Activist Group has initiated a proxy contest, to the extent that the Activist Group provides a proxy card or voting instruction form to shareholders who hold their shares in street name, none of proposals presented at the 2019 Annual Meeting will allow nominees to exercise discretionary voting powers. Broker non-votes are not counted in the tabulations of the votes cast or present at the 2019 Annual Meeting and entitled to vote on any of the proposals, and therefore will have no effect on the outcome of the proposals.

Abstentions and broker non-votes will be counted for purposes of determining whether a quorum is present at the 2019 Annual Meeting.

16.	What vote is required to approve each matter and how are the voting results determined?

Because we have received notice that the Activist Group intends to nominate its own slate of nominees for election to the Board at the 2019 Annual Meeting, we expect the number of nominees for director to exceed the number of directors to be elected at the 2019 Annual Meeting. Accordingly, Section 3.1 of the By-Laws provides that directors be elected by a plurality of the votes cast at the 2019 Annual Meeting.

	Vote Required for Approval	Abstentions and Broker Discretionary Voting
Proposal 1: Election of three Class III directors	Directors will be elected by a plurality of votes cast, meaning that the three nominees receiving the most votes “for” their election will be elected to the Board.	Abstentions have no effect on the outcome of the proposal. Broker discretionary voting is not permitted. Broker non-votes have no effect on the outcome.
Proposal 2: Ratification of the appointment of our independent registered public accounting firm	The affirmative vote of a majority of shares present in person or by proxy and entitled to vote on the proposal is required to approve the proposal.	Abstentions have the same effect as a vote against the proposal. Broker discretionary voting may not be permitted if the Activist Group delivers its proxy materials to your bank, broker or other nominee. Broker non-votes have no effect on the outcome.
Proposal 3: Approval of our NEO compensation	The affirmative vote of a majority of shares present in person or by proxy and entitled to vote on the proposal is required to approve the proposal.	Abstentions have the same effect as a vote against the proposal. Broker discretionary voting is not permitted. Broker non-votes have no effect on the outcome.
Proposal 4: Approval of amendments to the Charter to eliminate the supermajority stockholder vote requirement to amend certain provisions of our Charter	The affirmative vote of the holders of at least 80% of the voting stock outstanding is required to approve the proposal.	Abstentions have the same effect as a vote against the proposal. Broker discretionary voting is not permitted. Broker non-votes have no effect on the outcome.
Proposal 5: Approval of amendments to the Charter to eliminate the supermajority stockholder vote requirement to amend our By-Laws	The affirmative vote of the holders of at least 80% of the voting stock outstanding is required to approve the proposal.	Abstentions have the same effect as a vote against the proposal. Broker discretionary voting is not permitted. Broker non-votes have no effect on the outcome.

17.	How do I find out the results of the vote?

We expect to report preliminary results on a Form 8-K within four business days of the 2019 Annual Meeting. We will report final results as certified by the independent inspector of elections as soon as practicable on a Form 8-K. You can access both Form 8-Ks and our other reports we file with the Securities and Exchange Commission (the “SEC”) at our website at investor.knowles.com or at the SEC’s website at www.sec.gov. The information provided on these websites is for informational purposes only and is not incorporated by reference into this Proxy Statement.

18.	Who do I contact if I have questions about the 2019 Annual Meeting?

If you have any questions or require any assistance with voting your shares, please contact our proxy solicitor:

Innisfree M&A Incorporated

501 Madison Avenue, 20th Floor

New York, NY 10022

Shareholders may call toll-free: (877) 750-0926

Banks and Brokers may call collect: (212) 750-5833

Background to the Solicitation

On January 28, 2019, three days before the advance notice deadline for director nominations and shareholder proposals at the 2019 Annual Meeting (the “Notice Deadline”), representatives of the Activist Group contacted Mike Knapp, the Company’s Vice President of Investor Relations, to disclose that the Activist Group had recently acquired a significant ownership stake in the Company’s common stock and to request a telephone call with Jeff Niew, the Company’s President and Chief Executive Officer (“CEO”) and a member of the Board.

Later on January 28, 2019, Mr. Niew spoke by telephone with Samuel J. Merksamer and David Johnson, the co-founders of and partners at Caligan. During the telephone call, Mr. Merksamer informed Mr. Niew that the Activist Group had accumulated nearly 5% of the Company’s common stock and was likely to file a Schedule 13D with the SEC in the near future. Further, Mr. Merksamer informed Mr. Niew that the Activist Group intended to nominate a slate of director nominees for election to the Board at the 2019 Annual Meeting. Mr. Merksamer also stated that the Activist Group would prefer to deliver notice of the director nominations after the Company announced its earnings for the fourth quarter of fiscal 2018 on February 7, 2019, and therefore asked that the Company consider extending the Notice Deadline accordingly. Finally, Mr. Merksamer requested an in-person meeting with Mr. Niew and Donald Macleod, the Chairman of the Board.

On January 29, 2019, Mr. Niew spoke by telephone with Mr. Merksamer to discuss a possible extension of the Notice Deadline. Mr. Niew indicated that he would submit the request to the Board for their consideration.

On January 30, 2019, the Board held a special meeting to discuss the recent conversations with the Activist Group and the proposed extension of the Notice Deadline. After consideration and discussion, the Board resolved against the extension of the Notice Deadline. Mr. Niew promptly informed Mr. Merksamer of the Board’s decision.

Later on January 30, 2019, the Activist Group delivered a letter (the “Nomination Notice”) to the Company indicating its intent to nominate Mr. Merksamer, Jonathan Christodoro and a third director candidate (the “Third Activist Group Nominee”) (the “Activist Group Nominees”; all references to the “Activist Group Nominees” on and after March 11, 2019 exclude the Third Activist Group Nominee) for election to the Board at the 2019 Annual Meeting. The Nomination Notice further disclosed that Caligan had formed a stockholder group with Falcon Edge and its affiliates in connection with the Nomination Notice, and that the Activist Group beneficially owned, in the aggregate, approximately 4.5% of the Company’s common stock.

On February 13, 2019, Messrs. Macleod, Niew and Knapp held an in-person meeting with Messrs. Merksamer, Johnson and Christodoro. At the meeting, the Activist Group’s representatives provided their thoughts on the Company’s performance and strategic plan and emphasized their intent to obtain representation on the Board, either through a proxy contest or an agreement with the Company. They further disclosed that the Activist Group had accumulated approximately 4.95% of the Company’s common stock.

On February 14, 2019, Mr. Niew sent an email to Messrs. Merksamer, Christodoro and Johnson to thank them for the meeting and to note that he would update the Board with the details of the prior day’s discussion.

On February 18, 2019, Mr. Merksamer sent an email to Mr. Niew to request a telephone call after Mr. Niew and Mr. Macleod had updated the Board on the February 13, 2019 discussions.

On February 18 and 19, 2019, the Board held a regular in-person meeting at which it discussed the potential proxy contest with the Activist Group with representatives of the Company’s outside advisors, including its outside legal counsel, Sidley Austin LLP (“Sidley”), and its outside financial advisor, J.P. Morgan.

Between February 19, 2019 and February 21, 2019, Mr. Niew and Mr. Merksamer corresponded by email to schedule a telephone call and an in-person meeting between representatives of the Company and representatives of the Activist Group.

On February 21, 2019, Mr. Niew spoke by telephone with Mr. Merksamer to provide initial feedback from the Board regarding the February 13, 2019 discussions.

On February 25, 2019, Messrs. Niew and Macleod held an in-person meeting with Messrs. Merksamer, Johnson and Christodoro. Messrs. Niew and Macleod summarized the Board’s thoughts on the Activist Group’s strategic proposals for the Company. Messrs. Niew and Macleod also indicated that the Governance and Nominating Committee was engaged in a process to search for an additional director and that the Activist Group Nominees had been included in that process. Messrs. Niew and Macleod further indicated that the Board was willing to enter into an agreement with the Activist Group providing for the selection of a mutually-agreeable independent director in order to avert a proxy contest.

On February 27, 2019, Mr. Niew spoke by telephone with Messrs. Merksamer and Christodoro. Messrs. Merksamer and Christodoro rejected the Board’s proposal to appoint a mutually-agreeable independent director and instead insisted that both Messrs. Merksamer and Christodoro must be appointed to the Board in any potential settlement.

On February 28, 2019, the Board held a telephonic special meeting, at which representatives of Sidley were present, to discuss the recent engagements with the Activist Group. After consideration, the Board determined that it was not in the best interests of all the Company’s shareholders to appoint both Mr. Merksamer and Mr. Christodoro to the Board at that time, but that the Board remained willing to enter into a settlement agreement with the Activist Group to appoint a mutually-agreeable independent director. The Board also discussed potential candidates for appointment to the Board as part of the Company’s ongoing Board refreshment process.

From March 1, 2019 to March 4, 2019, Messrs. Niew and Merksamer corresponded by email to schedule a follow-up telephone call and potentially an in-person meeting between representatives of the Company and representatives of the Activist Group.

On March 4, 2019, the Activist Group sent a letter (the “Original 220 Demand”) and proposed confidentiality agreement to the Company demanding to examine the Company’s books and records pursuant to Delaware law. The Company responded to the Original 220 Demand on March 11, 2019 to point out that Falcon Edge Global was not a record holder as claimed in the Original 220 Demand and ask the Activist Group to provide evidence of Falcon Edge’s record ownership. On March 12, 2019, the Activist Group reiterated Caligan CV’s request for the Company’s books and records and proposed a confidentiality agreement which included terms providing for only Caligan CV to receive the information requested in the Original 220 Demand. The Company subsequently granted this request and cooperated with the Activist Group to enter into a confidentiality agreement related to Caligan CV’s request for access to the Company’s books and records.

On March 5, 2019, Mr. Niew spoke by telephone with Messrs. Merksamer and Johnson. Mr. Niew relayed that the Board was unwilling to appoint two of the Activist Group’s Nominees at that time, and that, upon review, the Board had a number of concerns with the candidacy of Mr. Merksamer and Mr. Christodoro. Mr. Niew stated that the Governance and Nominating Committee continued to review potential candidates for the Board refreshment process and had identified a potential third party candidate for appointment to the Board. Mr. Niew further indicated that the Board was willing to enter into a settlement agreement with the Activist Group to appoint this candidate as a mutually-agreeable independent director. Messrs. Merksamer and Johnson immediately declined this proposal and indicated that they planned to send a letter to the Board regarding their position. Messrs. Niew, Merksamer and Johnson agreed to touch base in a few days regarding the Activist Group’s position.

Later on March 5, 2019, the Activist Group sent a letter to the Board describing its concerns with the Company’s strategy and performance and emphasizing its desire that Messrs. Merksamer and Christodoro join the Board.

On March 7, 2019, the Board held a telephonic special meeting to discuss the recent engagements with the Activist Group. After extensive discussion, the Board decided to offer the Activist Group one Board seat for either Mr. Merksamer or Mr. Christodoro, to be selected at the Board’s discretion, subject to the satisfactory completion of interviews with the Governance and Nominating Committee, the completion of a director questionnaire, the passing of a background check and the execution of a settlement agreement with customary terms. The Board authorized Mr. Niew to make a settlement offer to the Activist Group to this effect.

Later on March 7, 2019, Mr. Niew spoke by telephone with Messrs. Merksamer and Johnson. Mr. Niew reiterated the Board’s willingness to settle the proxy contest and communicated the Board’s offer. Following the telephone call, Mr. Niew also sent an email to Mr. Merksamer to memorialize in writing the Board’s settlement offer.

Later on March 7, 2019, Mr. Merksamer sent an email to Mr. Niew communicating the Activist Group’s counterproposal that the Board appoint either Mr. Merksamer or Mr. Christodoro to the Board immediately and grant the Activist Group the right to demand the appointment of a second director after the Company’s earnings release for the second quarter of 2019, subject to the execution of a settlement agreement with customary terms, including a two-year standstill period through the 2020 Annual Meeting. Mr. Merksamer’s email stated that the Activist Group was offering the Company a two-year standstill period regardless of whether the Activist Group exercises its right to appoint a second director because the Activist Group wished to provide the Company with a long runway to focus on executing on its plan.

On March 8, 2019, Mr. Merksamer sent an email to Mr. Niew informing the Company of the Activist Group’s intent to file a Schedule 13D on March 11, 2019.

On March 11, 2019, Mr. Niew spoke by telephone with Messrs. Merksamer and Johnson. Mr. Niew again stated that the Board was unwilling to appoint both Messrs. Merksamer and Christodoro and again reiterated the Board’s proposal to appoint either Mr. Merksamer or Mr. Christodoro, to be selected at the Board’s discretion, subject to the satisfactory completion of interviews with the Governance and Nominating Committee, the completion of a director questionnaire, the passing of a background check and the execution of a settlement agreement with customary terms. Messrs. Merksamer and Johnson informed Mr. Niew that they would reply to the Board’s offer by the end of the day on March 11, but failed to do so.

Later on March 11, 2019, the Activist Group sent Thomas Jackson, Secretary of the Company, an update and supplement to the Nomination Notice (the “Nomination Supplement”), pursuant to which the Activist Group, among other things, withdrew its proposed nomination of the Third Activist Group Nominee.

Later on March 11, 2019, the Activist Group filed a joint Schedule 13D with the SEC reporting aggregate ownership of 6,075,671 shares, or 6.7%, of the Company’s outstanding common stock and disclosing the delivery of the Nomination Notice, as modified by the Nomination Supplement (i.e., it did not disclose the previous nomination of the Third Activist Group Nominee).

From March 11, 2019 to at least March 15, 2019, the Activist Group reached out to certain of the Company’s shareholders and sell-side analysts to solicit their feedback.

On March 12, 2019, the Activist Group sent Mr. Niew an email informing him that they would “catch up at the end of the week.”

On March 14, 2019, Mr. Niew sent Messrs. Merksamer, Johnson and Christodoro a follow-up email regarding the Board’s offer to settle the proxy contest. Mr. Niew noted that the Activist Group had previously stated that it expected to reply to the Company on March 11, 2019, but had notified Mr. Niew on March 12, 2019 that it would provide the Company with an answer at the end of the week. Mr. Niew requested that the Activist Group provide a response no later than close of business on March 15, 2019. Mr. Niew noted that the Company had refrained from filing its preliminary proxy materials or issuing any public statements in response to the Activist Group’s 13D in the interest of continuing a constructive dialogue, but cautioned that the Company could not wait much longer to conclude discussions with the Activist Group and would plan to move forward with its solicitation for the 2019 Annual Meeting if it did not hear back from the Activist Group in a timely fashion.

On March 15, 2019, Mr. Niew spoke by phone with Messrs. Merksamer and Christodoro. Messrs. Merksamer and Christodoro informed Mr. Niew that the Activist Group was willing to settle with the Company for one Board seat. However, they specified that while both Messrs. Merksamer and Christodoro would fill out the director and officer questionnaire and be prepared to meet with the Board, the Activist Group wanted to make the final decision as to who would sit on the Board. They also requested that the Company enter into a non-disclosure agreement as part of the proposed settlement that would allow both Messrs. Merksamer and Christodoro to speak with the Board, provide reimbursement for the Activist Group’s expenses (approximately $300,000 as of that date) and provide the Activist Group with a copy of the Board’s calendar.

On March 18, 2019, Sidley sent on behalf of the Company a term sheet with proposed settlement terms to Schulte Roth & Zabel LLP (“Schulte”), counsel to the Activist Group. Moreover, Mr. Jackson sent Schulte the Company’s director questionnaire.

Between March 18, 2019 and March 22, 2019, Sidley and Schulte exchanged several drafts of the settlement term sheet and corresponded both over the phone and via email on the proposed settlement. Based on the positions taken by the parties in the drafts, the parties agreed on most of the critical terms of the settlement, except for the duration of the standstill period (i.e., the period during which the Activist Group would agree, among other things, not to increase its ownership position in the Company or nominate director candidates); while the Board insisted on a two-year standstill period, the Activist Group indicated that it was only willing to agree to a standstill period that would expire 30 days prior to the nomination deadline for the 2020 Annual Meeting (i.e., depending on the date of the settlement agreement and the nomination deadline for the 2020 Annual Meeting, eight to nine months).

On March 22, 2019, Schulte emailed Mr. Merksamer’s completed director questionnaire to the Company; Mr. Merksamer was copied on the email. The Activist Group did not submit a completed director questionnaire for Mr. Christodoro. Neither Schulte nor the Activist Group informed the Company that the representations and warranties at the end of Mr. Merksamer’s completed director questionnaire had been significantly altered, including to remove an acknowledgement included in the Company’s director questionnaire that any material misrepresentation or omission in the questionnaire would be grounds for the Company not to recommend Mr. Merksamer for nomination as a director. Sidley discovered the alterations to Mr. Merksamer’s completed questionnaire by using special software that analyzed Mr. Merksamer’s completed director questionnaire.

On March 24, 2019, Mr. Niew emailed Mr. Merksamer to reiterate the Board’s insistence on a two-year standstill. Mr. Niew also relayed the Board’s concern that the Activist Group had withdrawn Mr. Christodoro from consideration by the Governance and Nominating Committee by declining to submit a completed questionnaire for him. Finally, Mr. Niew raised the issue of the material alterations made to the completed director questionnaire of Mr. Merksamer, and asked Mr. Merksamer to resubmit an unaltered questionnaire.

On March 25, 2019, Mr. Niew spoke by telephone with Mr. Merksamer to discuss the status of the settlement negotiations. Mr. Merksamer reiterated the Activist Group’s insistence on a one-year standstill instead of two years. He also claimed that Mr. Christodoro had a conflict and was no longer able to join Mr. Merksamer to interview with the Governance and Nominating Committee.

Later on March 25, 2019, Schulte sent the Company a letter on behalf of the Activist Group requesting that the Company use a universal proxy card for the 2019 Annual Meeting.

On March 28, 2019, Mr. Merksamer met with the Governance and Nominating Committee in Palo Alto to discuss his candidacy for a Board seat.

On March 29, 2019, the Activist Group sent a public letter to the Board. The Activist Group simultaneously issued a press release publicizing the letter. The Activist Group also filed a Schedule 14A with the letter and press release.

Later on March 29, 2019, the Board held a telephonic special meeting to discuss the Governance and Nominating Committee’s feedback on the interview with Mr. Merksamer and whether the Board should offer Mr. Merksamer a Board seat as part of a settlement with the Activist Group. The Board decided it needed to obtain further clarification and certain information from Mr. Merksamer before making a decision on his appointment.

On March 30, 2019, the Governance and Nominating Committee sent Mr. Merksamer a letter which posed follow-up questions to responses given by Mr. Merksamer during his interview with the Governance and Nominating Committee that were deemed to be vague and requested certain additional information on topics discussed during Mr. Merksamer’s interview.

On April 1, 2019, Mr. Merksamer sent a letter to the Governance and Nominating Committee wherein he refused to respond to many of the follow-up questions posed or the additional information requested by the Governance and Nominating Committee in their March 30, 2019 letter.

On April 3, Mr. Niew spoke by telephone with Mr. Merksamer to discuss the status of the settlement negotiations. Mr. Merksamer proposed that the Company agree to appoint either him or Mr. Christodoro to the Board immediately and appoint a mutually agreeable independent candidate after the conclusion of the 2020 Annual Meeting. In exchange, the Activist Group would agree to a two-year standstill.

On April 4, 2019, the Board held a telephonic meeting to discuss the status of discussions with the Activist Group, including the risks and benefits of pursuing a settlement versus engaging in a proxy contest, and planning for the 2019 Annual Meeting. The Board agreed that Mr. Niew should continue to pursue a potential settlement with the Activist Group. The Board also agreed to reclassify Dr. Shavers to Class III in connection with the 2019 Annual Meeting and approved the management proposals to be set forth in the proxy statement for the 2019 Annual Meeting.

On April 5, 2019, Mr Niew spoke by telephone with Mr. Merksamer to discuss the status of the settlement negotiations. Mr. Niew reported that the Board had considered Mr. Merksamer’s April 3, 2019 proposal and believed it best that the parties explore options to appoint a mutually-agreeable third party independent candidate to the Board as a basis of settlement.

On April 5, 2019, the Company filed the preliminary version of this Proxy Statement.

Proposal 1 — Election of Three Class III Directors

Our Board currently consists of nine directors and is divided into three classes. As a result of the declassification proposal approved by shareholders at the Company’s 2018 Annual Meeting of Shareholders (the “2018 Annual Meeting”):

●	The three Class III director nominees are standing for election at the 2019 Annual Meeting for one-year terms. If re-elected at the 2019 Annual Meeting, the terms of each of the three Class III director nominees will expire at the 2020 Annual Meeting of Shareholders (the “2020 Annual Meeting”) and they or their successors will stand for election at the 2020 Annual Meeting for one-year terms.

●	Class I directors, whose term will end in 2020, will serve out the reminder of their current term in full and they or their successors will stand for election at the 2020 Annual Meeting for one-year terms.

●	Class II directors, whose terms will end in 2021, will serve out the remainder of their current terms in full and they or their successors will stand for election at the 2021 Annual Meeting of Shareholders (the “2021 Annual Meeting”) for one-year terms.

Beginning with the 2021 Annual Meeting, and at each annual meeting thereafter, our entire Board will stand for election annually, and there will no longer be any designation by classes.

As the Board is currently still classified, the Charter provides that each class of the Board shall consist, as nearly as may be possible, of an equal number of directors. Following the resignation of Jean-Pierre Ergas as a Class III director of the Board on May 1, 2018, the Board consisted of three Class I directors, four Class II directors and two Class III directors. In order to ensure that each class of the Board shall consist, as nearly as may be possible, of an equal number of directors, on April 4, 2019, Dr. Cheryl Shavers resigned from her position as a Class II director and she was immediately reappointed by the Board as a Class III director to serve until the 2019 Annual Meeting, or until her successor is duly elected and qualified. Dr. Shavers’ resignation and reappointment were effected solely to reclassify the Board so that the Board would consist, as nearly as may be possible, of an equal number of directors. For all other purposes, Dr. Shavers’ service on the Board is deemed to have continued uninterrupted without any break in service since the date she first joined the Board, and Dr. Shavers will continue to serve as a member of both the Audit Committee and the Nominating and Corporate Governance Committee.

Policy Regarding Director Qualification

The Board, in part through its delegation to the Governance and Nominating Committee, seeks to recommend qualified individuals to become members of the Board. The Board selects individuals as director nominees who, in the opinion of the Board, demonstrate the highest personal and professional integrity, who have demonstrated exceptional ability and judgment, who can serve as a sounding board for our CEO on planning and policy, and who will be most effective, in connection with the other directors and director nominees, in collectively serving the long-term interests of all our shareholders. The Board prefers nominees to be independent of the Company but believes it is desirable to have on the Board at least one representative of current management. In considering diversity in selecting director nominees, the Governance and Nominating Committee gives weight to the extent to which candidates would increase the effectiveness of the Board by broadening the mix of experience, knowledge, backgrounds, skills, ages and tenures represented among its members. The Board believes that diversity (inclusive of gender and race) should be a consideration in Board succession planning and recruiting, consistent with nominating only the most qualified candidates for the Board who bring the required skills, competencies and fit to the boardroom. The Board remains committed to considering Board candidate slates that are as diverse as possible and, to that end, requires that diversity be a central component of search criteria for director candidates. Given the global reach and the complexity of businesses operated by Knowles, the Board also considers multi-industry and multi-geographic experience a significantly favorable characteristic.

Nominees for Election to the Board

The Board of Directors, upon the recommendation of the Governance and Nominating Committee, has determined that Hermann Eul, Donald Macleod and Dr. Cheryl Shavers meet the Board’s standards for director qualifications and has nominated each of them to stand for election to the Board for one-year terms expiring at the 2020 Annual Meeting and until their respective successors are duly elected and qualified or their earlier removal, resignation or retirement. Below we have provided a biography for each of the Board’s nominees, including a description of the qualifications, experience, attributes and skills of each such nominee.

The Board of Directors has determined that each of the Board’s nominees qualifies as an independent director under New York Stock Exchange (“NYSE”) corporate governance listing standards and the Company’s Standards for Director Independence (as defined below). All of the Board’s nominees have consented to be named in this Proxy Statement and to serve as a director of the Company if elected. Proxies may not be voted for a greater number of persons than the number of nominees named in this Proxy Statement. The Board of Directors is not aware that any of its nominees will be unwilling or unable to serve as a director. However, if any of the Board’s nominees is unable to serve or for good cause will not serve as a director, the Board of Directors may choose a substitute nominee. If any substitute nominees are designated, we will file an amended proxy statement that, as applicable, identifies the substitute nominees, discloses that such nominees have consented to being named in the revised proxy statement and to serve if elected, and includes certain biographical and other information about such nominees required by SEC rules. The persons named as proxies on the Company’s WHITE proxy card will vote for the Company’s remaining nominees and substitute nominees chosen by the Board.

In addition to the information set forth below, Appendix A sets forth information relating to the Company’s directors, the Board’s nominees for election as directors and certain of the Company’s officers who are “participants” in our solicitation under SEC rules by reason of their position as directors or nominees or because they will be soliciting proxies on our behalf.

The Activist Group has indicated its intent to nominate two directors in opposition to the directors nominated by the Board for election at the 2019 Annual Meeting. The Governance and Nominating Committee reviewed the Activist Group’s nominees and determined not to recommend the Activist Group’s nominees, but rather to recommend the Board’s nominees in light of their backgrounds, career experiences and qualifications, as well as their respective contributions to the Board’s mix of skills and experiences.

The Board does not endorse any of the Activist Group’s nominees and unanimously recommends that you vote “FOR” the election of each of the nominees recommended by the Board of Directors on the enclosed WHITE proxy card. The Board strongly urges you not to sign or return any [COLOR] proxy card sent to you by the Activist Group. Voting to “withhold” with respect to any of the Activist Group’s nominees on a [COLOR] proxy card sent to you by the Activist Group is not the same as voting for the Board of Directors’ nominees because a vote to “withhold” with respect to any of the Activist Group’s nominees on its [COLOR] proxy card will revoke any WHITE proxy card you may have previously submitted. To support the Board of Directors’ nominees, you should vote “FOR” the Board’s nominees on the WHITE proxy card and disregard, and not return, any [COLOR] proxy card sent to you by the Activist Group. If you have previously voted using a [COLOR] proxy card sent to you by the Activist Group, you can subsequently revoke that vote by signing, dating and returning the enclosed WHITE proxy card in the postage-paid envelope provided, or by following the instructions on the WHITE proxy card to vote by telephone or by Internet. Only your latest dated proxy will count. Any proxy may be revoked at any time prior to its exercise at the 2019 Annual Meeting as described in this Proxy Statement.

Because we have received notice that the Activist Group intends to nominate its own slate of nominees for election to the Board at the 2019 Annual Meeting, we expect the number of nominees for director to exceed the number of directors to be elected at the 2019 Annual Meeting. Therefore, Section 3.1 of our By-Laws provides that directors be elected by a plurality of the votes cast at the 2019 Annual Meeting. Under this plurality voting standard, the three director nominees receiving the highest numbers of “for” votes of the shares entitled to vote will be elected to the Board.

The enclosed WHITE proxy card enables a shareholder to vote “for” or “withhold” from voting as to each director nominated by the Board. If you vote “withhold” for any director nominee, as opposed to voting “for” any such director nominee, your shares voted as such will be counted for purposes of establishing a quorum, but will not be considered to have been voted “for” the director nominee and as such, will have no effect on the outcome of the vote on Proposal 1. Abstentions and broker non-votes will not constitute votes cast or votes withheld on Proposal 1 and will accordingly have no effect on the outcome of the vote on Proposal 1. Pursuant to our Corporate Governance Guidelines (as defined below), if an affirmative majority vote has not been obtained with respect to any incumbent director nominee, such nominee will be required to tender his or her resignation for consideration by the Board, and the Board will then determine whether or not to accept the resignation.

YOUR VOTE IS VERY IMPORTANT. To assure that your shares are represented at the 2019 Annual Meeting, we urge you to date, sign and return the enclosed WHITE proxy card promptly in the postage-paid envelope provided, or vote by telephone or the Internet as instructed on the WHITE proxy card, whether or not you plan to attend the 2019 Annual Meeting.

The persons named as proxies intend to vote the proxies “FOR” the election of each of the Board’s three nominees, unless otherwise specified on the WHITE proxy card.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE FOLLOWING NOMINEES FOR CLASS III DIRECTOR ON THE WHITE PROXY CARD.

Class III Director Nominees — Term Expiring in 2019

HERMANN EUL

Independent Director Nominee

Age: 60

Director since: July 2015

Committee(s): Compensation

Business Experience: Mr. Eul served as Corporate Vice President and General Manager (from 2011 to 2016) of Intel Corporation and President and Managing Director (from 2011 to 2015) of Intel Mobile Communications/Intel Deutschland GmbH. Mr. Eul joined Intel Corporation with its acquisition of Infineon Technologies’ wireless solutions business. At Infineon, Mr. Eul served as Executive Vice President and a member of the management board (from 2005 to 2011), and was responsible for research and development (as Chief Technology Officer) as well as sales and marketing (as Chief Marketing Officer). He also served as President of Infineon’s communications business (from 2005 to 2008). From 1991, before being promoted to Infineon’s executive board, he held numerous management positions at Infineon, including eight years at Siemens in various business positions (Infineon was spun off from Siemens in 1999).

Other Board Experience: Mr. Eul served as a member of Acatech, Bundesverband der Deutschen Industrie e.V. (BDI) and Bitkom, all of which are German associations, and currently is non-executive director of VDE (German Industry Association for Electrical, Electronic, and Information Technologies), Tactual Labs, Inc. and Cradle IP LLC (since 2017).

Skills and Qualifications: As a seasoned leader and executive, Mr. Eul has deep knowledge and extensive C-level relationships with nearly all of the Company’s Audio segment customers as well as extensive technical, business and industry experience. Mr. Eul is a sought-after semiconductor industry expert who also serves on advisory boards of a variety of technology companies, VC funds and investment banks. Mr. Eul contributes substantial knowledge in the areas of research and development, operations, and sales and marketing. Mr. Eul has a master’s degree in electrical engineering from Bochum University (Germany), a bachelor’s degree in electrical engineering from Koblenz University of Applied Sciences (Germany) and a Ph.D in engineering from Bochum University. Mr. Eul was also a full professor at the University of Hanover and served as a vocational professor.

DONALD MACLEOD

Independent Chairman of the Board Nominee

Age: 70

Director since: February 2014

Committee(s): Compensation

Business Experience: Mr. Macleod was the CEO (from 2009 to 2011) of National Semiconductor Corporation (“National Semiconductor”), an analog semiconductor company, until National Semiconductor was acquired by Texas Instruments Incorporated. Mr. Macleod joined National Semiconductor in 1978 and served in a variety of executive positions prior to becoming CEO, including Chief Operating Officer (from 2001 to 2009) and Chief Financial Officer (from 1991 to 2001).

Other Board Experience: Mr. Macleod has previously served as a director (from 2007 to 2019) of Broadcom Inc. (formerly, Avago Technologies Limited), Chairman (from 2012 to 2017) of the Board of Intersil Corporation and Chairman of the Board (from 2010 to 2011) of National Semiconductor.

Skills and Qualifications: Mr. Macleod’s qualifications to serve as a director include his strategic perspectives in product development and marketing and supply chain optimization and guiding financial performance developed through his more than 30 years of experience in senior management and executive positions in the semiconductor industry (both in Europe and the United States). As a member of the board of directors of several publicly-traded semiconductor companies, he has also gained substantial knowledge and understanding of how to successfully operate a technology company like Knowles. Furthermore, he brings significant accounting and finance qualifications and experience to the Board. Mr. Macleod is a member of the Institute of Chartered Accountants of Scotland.

DR. CHERYL SHAVERS

Independent Director

Age: 65

Director since: August 2017

Committee(s): Audit; Governance and Nominating

Business Experience: Dr. Shavers has been the Chairman and CEO (since February 2001) of Global Smarts, Inc., a business advisory services company. She served as Under Secretary of Commerce for Technology (from 1999 to 2001) for the United States Department of Commerce after having served as its Under Secretary Designate in 1999. She has served on the Advisory Boards for E.W. Scripps Company and the Anita Borg Institute for Technology. She also has served in several engineering and managerial roles for Intel Corporation as well as Portfolio Manager of Microprocessor Products Group in Intel Capital prior to 1999.

Other Board Experience: Dr. Shavers is a director (since 2018) of ITT Inc. She was previously the Non-Executive Chairman (from 2001 to 2003) of BitArts Ltd., as well as a director of ATMI, Inc. (from 2006 to 2014), Rockwell Collins, Inc. (from 2014 to 2018) and Mentor Graphics Corporation (from 2016 to 2017).

Skills and Qualifications: Dr. Shavers brings extensive leadership and operations experience as a CEO along with particular experience with developing technology plans and the transition of advanced technology into business opportunities.

Additional Members of the Board

Class I Directors – Terms Expiring in 2020

KEITH L. BARNES

Independent Director

Age: 67

Director since: February 2014

Committee(s): Audit; Governance and Nominating (Chair)

Business Experience: Mr. Barnes is the retired Chairman and CEO of Verigy Pte. Ltd. Mr. Barnes served as CEO (from 2006 to 2010) and Chairman of the Board (from 2008 to 2011) of Verigy Ltd. He was formerly Chairman and CEO (from 2003 to 2006) of Electroglas, Inc.; and CEO (from 1995 to 2001) of Integrated Measurement Systems, Inc. Before that, he was a division president at Cadence Design Systems, Inc., and prior thereto, division president of Valid Logic Systems, Inc.

Other Board Experience: Mr. Barnes is a director (since 2011) and the current chairman of the compensation committee of Viavi Solutions Corporation as well as a director (since 2015) and the current chairman of the compensation committee of Rogers Corporation. Mr. Barnes was previously a director of Mentor Graphics Corporation (from 2012 to 2017); Spansion, Inc. (from 2011 to its merger with Cypress Semiconductor Corporation in 2015); Intermec Inc. (from 2012 to 2013); Verigy Ltd. (from 2006 to 2011); Cascade Microtech, Inc. (from 2004 to 2010); Electroglas Inc. (from 2003 to 2006) and DATA I/O Corporation (from 1996 to 2001). He also served as the Vice Chairman (from 2002 to 2003) of the board of directors of the State of Oregon Growth Account.

Skills and Qualifications: Mr. Barnes has extensive experience as a specialist in maximizing shareholder value and leading companies through initial public offerings, secondary offerings and debt financings. At Verigy, he led the company in a successful spin-off from Agilent Technologies and through an IPO in 2006. In 2011, as chairman of the board, he led the sale of Verigy to Advantest Corporation of Japan. At Cadence Design Systems, Inc., he led the spinoff of the Integrated Measurement Systems division and led the successful IPO in 1995 and then a second offering. In 2001, Integrated Measurement Systems was acquired by Credence Systems.

RICHARD K. LOCHRIDGE

Independent Director

Age: 75

Director since: February 2014

Committee(s): Compensation (Chair)

Business Experience: Mr. Lochridge was formerly the President (from 1986 to 2010) of Lochridge & Company, Inc., a management consulting firm.

Other Board Experience: Over a period of 30 years, Mr. Lochridge has served on the boards of seven public companies, including his current service as a director (since 1999) of Dover Corporation (Mr. Lochridge’s service as director of Dover is scheduled to end in May 2019). Mr. Lochridge is a former director of PetSmart, Inc. (from 1998 to 2015) and The Lowe’s Company, Inc. (from 1998 to 2016). He also serves as a director of Both Ends Believing (a not-for-profit).

Skills and Qualifications: Mr. Lochridge’s experience in management consulting makes him a valuable contributor to the Board and advisor to Knowles’ President & CEO as an expert on strategic planning, management styles, succession planning and similar matters. He worked many years with Boston Consulting Group where a majority of his experience was with non-U.S. companies and covering international or global markets, and where he was responsible for the general management of Boston Consulting Group’s international offices. His consulting work has enabled him to work closely with the boards and senior management of many public companies on complex and important transactions and projects in global arenas, giving him experience and insight that are beneficial to Knowles.

JEFFREY S. NIEW

Director, President and CEO

Age: 52

Director since: February 2014

Business Experience: Mr. Niew is the President & CEO (since 2013) of Knowles. He was formerly the Vice President of Dover Corporation and President and CEO (from 2011 to February 2014) of Dover Communication Technologies. Mr. Niew joined Knowles Electronics LLC in 2000, and became Chief Operating Officer in 2007, President in 2008 and President and CEO in 2010. Prior to joining Knowles Electronics, Mr. Niew was employed by Littelfuse, Inc. (from 1995 to 2000) where he held various positions in product management, sales and engineering in the Electronic Products group, and by Hewlett-Packard Company (from 1988 to 1994) where he served in various engineering and product management roles in the Optoelectronics Group.

Other Board Experience: Mr. Niew is a director of Advanced Diamond Technologies, Inc. and a member of the Advisory Board of the University of Illinois – College of Engineering.

Skills and Qualifications: Mr. Niew is Knowles’ current CEO and the Board believes it is desirable to have on the Board at least one active management representative to facilitate the Board’s access to timely and relevant information and its oversight of the Company’s strategy, planning, performance and enterprise risks. Mr. Niew brings to the Board considerable management experience and a deep understanding of Knowles’ markets and operating model which he gained during almost 20 years in management positions at Knowles, including 11 years in senior management positions. His broad experience in all aspects of management and Knowles’ products, technologies, customers, markets, operations and executive team enable him to give valuable input to the Board in matters involving business strategy, capital allocation, transactions and succession planning.

Class II Directors – Terms Expiring in 2021

DIDIER HIRSCH

Independent Director

Age: 68

Director since: December 2014

Committee(s): Audit (Chair); Governance and Nominating

Business Experience: Mr. Hirsch was the Senior Vice President and Chief Financial Officer (from 2010 to 2018) of Agilent Technologies, Inc. (“Agilent”), a global leader in life science, diagnostics and applied chemical markets, providing instruments, software, services and consumables for the entire laboratory workflow. Previously, he served as Agilent’s Chief Accounting Officer (from 2007 to 2010), interim Chief Financial Officer (2010), Vice President, Corporate Controllership and Tax (from 2006 to 2010), Vice President and Controller (from 2003 to 2006) and Vice President and Treasurer (from 1999 to 2003). Prior to joining Agilent, Mr. Hirsch served in various financial capacities and roles at Hewlett-Packard Company (from 1989 to 1999).

Other Board Experience: Mr. Hirsch is a director (since 2012) of Logitech International S.A. He was formerly a director (from 2012 to 2015) of International Rectifier Corporation.

Skills and Qualifications: Mr. Hirsch’s qualifications to serve on our Board include his experience as Chief Financial Officer of a public company, his financial and risk management expertise, his experience on the boards of directors of two other public companies (including his service as chair of an audit committee), his international experience, his regulatory knowledge and his work with technology and semiconductor companies throughout his career.

RONALD JANKOV

Independent Director

Age: 60

Director since: February 2014

Committee(s): Compensation

 Business Experience: Mr. Jankov is the founder and CEO (since 2014) of GlobalLink1 Capital, an investment firm. Previously, Mr. Jankov served as the Senior Vice President and General Manager of the Processors and Wireless Infrastructure Division (from 2012 to 2014) of Broadcom Corp., a provider of semiconductor solutions for wired and wireless communications. Mr. Jankov joined Broadcom in 2012 following its acquisition of NetLogic Microsystems Inc., a fabless semiconductor company that went public in 2004, where Mr. Jankov served as President and CEO (from 2000 to 2012). Prior to that, Mr. Jankov served as Vice President of Sales and then Vice President and General Manager for the Multimedia Division (from 1995 to 1999) of NeoMagic Corporation, as Vice President (from 1994 to 1995) of Cyrix Corporation and as founder (from 1990 to 1994) of Accell Corp.

Other Board Experience: Mr. Jankov is a director of Xilinx, Inc. (since 2016) and a former director of NetLogic Microsystems Inc. (from 2000 to 2012) and eASIC Corporation (from 2014 to 2016).

Skills and Qualifications: As a successful technology entrepreneur, Mr. Jankov brings valuable insights and a unique perspective into the product, the technology and the market, and also contributes to the strategic vision for Knowles as a result of his expertise in growth via acquisitions and development of innovations. He brings extensive hands-on, deal-making experience through his leadership of several ventures through an initial public offering or a sale to a strategic buyer. Furthermore, as a public technology company CEO, he has developed substantial knowledge, understanding and skill in building and managing a technology company such as Knowles.

YE JANE LI

Independent Director

Age: 51

Director since: February 2018

Committee(s): Audit; Governance and Nominating

Business Experience: Ms. Li is a Strategic Advisor (since 2013), Diversis Capital, LLC, a private equity firm that invests in middle-market companies. She was the Chief Operating Officer (from 2012 to 2015), Huawei Enterprise USA, Inc., a company that markets IT products and solutions to datacenters and enterprises. Previously, Ms. Li served as the General Manager (from 2010 to 2012) at Huawei Symantec USA, Inc., a consultant (2009) to The Gores Group, a private equity firm focusing on the technology sector, and the Executive Vice President and General Manager (from 2004 to 2009) at Fujitsu Compound Semiconductor Inc. and its joint venture with Sumitomo Electric Industries, Ltd., Eudyna Devices Inc.. Prior to 2004, Ms. Li held executive and management positions with NeoPhotonics Corporation, Novalux Inc. and Corning Incorporated.

Other Board Experience: Ms. Li is director (since 2016) of Semtech Corporation, an analog and mixed signal semiconductor company and ServicePower (since 2017), mobile workforce management software solutions company. She was previously a director (from 1998 to 2001) of Women in Cable TV and Telecommunications, a non-profit organization promoting women’s leadership in Cable TV and Telecommunications industries.

Skills and Qualifications: Ms. Li’s qualifications to serve as a member of the Board include her senior executive level experience in a wide range of technology companies, from telecommunication components and systems, to semiconductor to IT and datacenters, representing a variety of market segments Knowles serves. Her background and experience also provides the Board with invaluable insights into Asian markets, which are important strategic markets for Knowles.

Overview of the Board and Board Committees

All of our directors, other than Mr. Niew, satisfy the criteria for being “independent” members of our Board established by the SEC and the NYSE, as well as our standards for classification as an independent director, which are available on our website at investor.knowles.com.

Our Board has three standing committees: the Audit Committee, the Compensation Committee and the Governance and Nominating Committee. Our Board has determined that each member of the Audit Committee qualifies as an “audit committee financial expert” as defined by SEC rules, is “financially literate” as defined in the NYSE Listing Standards and qualifies as independent under special standards established by the SEC and the NYSE for members of audit committees. Our Board has also determined that each member of the Compensation Committee meets the definition of “non-employee director” under Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and qualifies as independent under special standards established by the SEC and the NYSE for members of compensation committees.

Our Board met five times in 2018 and each director attended at least 92% of the Board and committee meetings held while such director was a member of the Board or the relevant committee.

The table below sets forth a summary of our committee structure and membership information.

Directors	Audit Committee	Compensation Committee	Governance and Nominating Committee
Jeffrey S. Niew
Keith L. Barnes	✓		Chair
Hermann Eul		✓
Didier Hirsch	Chair		✓
Ronald Jankov		✓
Ye Jane Li	✓		✓
Richard K. Lochridge		Chair
Donald Macleod *		✓
Cheryl Shavers	✓		✓
*	Chairman of the Board

Audit Committee

The primary functions of the Audit Committee consist of:

●	Selecting and engaging our independent registered public accounting firm (“independent auditors”);

●	Overseeing the work of our independent auditors and our internal audit function;

●	Overseeing our compliance with legal and regulatory requirements;

●	Approving in advance all services to be provided by, and all fees to be paid to, our independent auditors, who report directly to the committee;

●	Reviewing with management and the independent auditors the audit plan and results of the auditing engagement;

●	Reviewing with management and our independent auditors the quality and adequacy of our internal control over financial reporting; and

●	Reviewing at least annually the Company cyber security and other information technology risks, control and procedures.

The Audit Committee’s responsibilities, authority and resources are described in greater detail in its written charter, which is available on our website at investor.knowles.com. The Audit Committee met five times in 2018.

Compensation Committee

The Compensation Committee, together with our independent directors, approves compensation for our CEO. The Compensation Committee also:

●	Approves compensation for non-CEO executive officers;

●	Grants awards and approves payouts under our equity plans and our Annual Executive Incentive Plan;

●	Approves changes to our compensation plans;

●	Reviews and recommends compensation for the Board; and

●	Supervises the administration of the compensation plans.

The Compensation Committee’s responsibilities, authority and resources are described in greater detail in its written charter, which is available on our website at investor.knowles.com. The Compensation Committee met four times in 2018.

Governance and Nominating Committee

The Governance and Nominating Committee develops and recommends corporate governance policies and practices to our Board. The Governance and Nominating Committee also:

●	Identifies and recommends to our Board candidates for election as directors and any changes it believes desirable in the size and composition of our Board; and

●	Makes recommendations to our Board concerning the structure and membership of the committees of the Board.

The Governance and Nominating Committee’s responsibilities, authority and resources are described in greater detail in its written charter, which is available on our website at investor.knowles.com. The Governance and Nominating Committee met four times in 2018.

Corporate Governance

We are committed to conducting our business in accordance with the highest level of ethical and corporate governance standards. Our Board periodically reviews Knowles’ corporate governance practices and takes other actions to address changes in regulatory requirements, developments in governance best practices and matters raised by shareholders. The following describes some of the actions taken to help ensure that our conduct earns the respect and trust of shareholders, customers, business partners, employees and the communities in which we live and work.

Governance Guidelines and Codes

Our Board has adopted written corporate governance guidelines (the “Corporate Governance Guidelines”) that set forth the policies and procedures by which the Company and the Board are governed. In addition, our Board and its committees have adopted policies and procedures that govern how the Company and its executives conduct business and manage risk, including codes of conduct for employees and senior financial officers that, among other things, prohibit our employees from buying or selling instruments to hedge against decreases in the market value of Knowles’ equity securities. All of these documents (referred to collectively as “governance materials”) are available on our website at investor.knowles.com.

Director Independence

Our Corporate Governance Guidelines provide that at least two-thirds of the Board and all of the members of the Audit, Compensation and Governance and Nominating Committees must be independent from management and must meet all of the applicable criteria for independence established by the NYSE, the SEC and the Board. Our Board makes an annual determination of the independence of each director. No director may be deemed independent unless the Board determines that neither the director nor any of the director’s immediate family members has a material relationship with Knowles, directly or as an officer, shareholder or partner of an organization that has a material relationship with Knowles.

Our Board has determined that each director who served on the Board in 2018, except for Mr. Niew, has no material relationship with Knowles and meets the independence requirements of the NYSE and the SEC. In addition, all members of our Board, except for Mr. Niew, meet our Standards for Director Independence, which are available on our website at investor.knowles.com.

Board Leadership Structure

Our Board has adopted a structure whereby the Chairman of the Board is an independent director. Our Board believes that having a chairman who is independent of management provides strong leadership for the Board and helps ensure critical and independent thinking with respect to our Company’s strategy and performance. Our CEO is also a member of the Board as the management representative. We believe this is important to make information and insight directly available to the directors in their deliberations. Our Board believes that this structure provides an appropriate, well-functioning balance between non-management and management directors that combines experience, accountability and effective risk oversight.

Risk Oversight

Senior management is responsible for day-to-day management of risks facing Knowles, including the creation of appropriate risk management policies and procedures. The Board is responsible for overseeing management in the execution of these responsibilities and for assessing the Company’s overall approach to risk management. The Board regularly assesses significant risks to the Company in the course of its review and oversight of the Company’s strategy and the Company’s annual operating plan. As part of its responsibilities, the Board and its standing committees also regularly review material strategic, operational, financial, legal, compensation and compliance risks with executive officers. The Audit Committee also performs an oversight role with respect to financial, legal, cybersecurity, enterprise and compliance risks, and reports on its findings and assessments at each regularly scheduled Board meeting. The Compensation Committee considers risk in connection with its design of compensation programs, and has engaged an independent compensation consultant to assist in mitigating compensation-related risk. The Governance and Nominating Committee oversees and monitors risks relating to the Company’s governance structure and processes.

Compensation and Risk

We believe that our compensation programs are designed with appropriate risk mitigators, including:

●	Stock ownership guidelines for executive officers that align the interests of the executive officers with those of our shareholders;

●	Mix of base salary, cash incentive opportunities, and long-term equity compensation, that provide a balance of short-term and long-term incentives with fixed and variable components;

●	Capped payout levels for cash incentives;

●	Inclusion of non-financial metrics, such as qualitative performance factors, in determining actual compensation payouts; and

●	Use of stock options, RSUs and PSUs, that typically vest over a multi-year period, with stock options being exercisable for a seven-year period to encourage executives to take actions that promote the long-term sustainability of our business.

In October 2018, management of the Company analyzed whether Knowles’ compensation policies and practices create material risks to Knowles. This analysis was reviewed by the Compensation Committee and Semler Brossy Consulting Group LLC (“Semler Brossy”), the Compensation Committee’s independent compensation consultant. The Compensation Committee concluded that Knowles’ compensation programs do not create risks that are reasonably likely to have a material adverse effect on the Company.

Change in Director Occupation

Directors who retire or substantially change their principal position of employment are required to tender their resignation from the Board to the Governance and Nominating Committee, which the committee then considers and recommends to the Board whether to accept or reject the resignation.

Succession Protocols

The Governance and Nominating Committee reviews emergency CEO succession protocols, developed by management, to ensure effective communications with the Board and other stakeholders in the event that the CEO is unable to perform the powers and duties of the office either temporarily or permanently due to resignation, retirement or death, illness or other disability. The Governance and Nominating Committee also proposes revisions to the emergency CEO succession protocols from time to time as appropriate.

Director Attendance at Shareholders Meetings

Our directors are expected to attend the 2019 Annual Meeting. All directors then serving as directors attended the 2018 Annual Meeting.

Stock Ownership Guidelines

Our Board has adopted a policy that executive officers are expected to hold a number of shares with a value at least equal to a pre-determined multiple of each executive officer’s annual salary. For more information on this policy, please see “Other Compensation Programs and Policies—Stock Ownership Guidelines” on page 56 of this Proxy Statement. In addition, each non-employee director is expected to hold a number of shares with a value at least equal to four times the base annual cash compensation paid to each such director during the period he or she serves as a director. For more information, please see “Directors’ Compensation” on page 30 of this Proxy Statement.

Insider Trading Policy

We also maintain an insider trading policy that contains prohibitions, among other items, on hedging and pledging transactions. Our insider trading policy prohibits:

●	Ownership of financial instruments or participation in investment strategies that hedge the economic risk of owning our stock;

●	Officers and directors from pledging our securities as collateral for loans; and

●	Officers, directors and employees from purchasing or selling our securities while in possession of material, non-public information, or otherwise using such information for their person benefit.

Our executives and directors and permitted to enter into trading plans that are intended to comply with the requirements of Rule 10b5-1 of the Exchange Act so that they can prudently diversity their asset portfolios and exercise their stock options before expiration.

Directors’ Meetings

Our Board conducts executive sessions in conjunction with its regularly scheduled meetings at least quarterly without management representatives present. Mr. Macleod, as Chairman of the Board, presides at these sessions. If Mr. Macleod is determined to no longer be an independent director or is not present at any of these sessions, the Chair of the Governance and Nominating Committee, who is currently Mr. Barnes, will preside. Our Board and its committees conduct annual self-evaluations of their performance.

Director Evaluations

The Company’s Corporate Governance Guidelines charge the Governance and Nominating Committee with implementing a process of individual director evaluations, the objective of which is to have a substantive, positive dialogue with the director being evaluated to help the director be an even more effective member of the Board.

Under the current process adopted by the Governance and Nominating Committee, each year the Committee evaluates directors whose terms will expire at the Company’s next Annual Meeting of Shareholders. The Chairman of the Board and the Chair of the Governance and Nominating Committee jointly evaluate and provide feedback to each director being evaluated, except when either the Chairman of the Board or the Chair of the Governance and Nominating Committee are slated to be evaluated. In that event, their evaluations are jointly conducted by the Chair who is not being evaluated and either the Chair of the Compensation Committee or the Chair of the Audit Committee. Prior to a director’s evaluation, the Chairman and Chair jointly and privately discuss the performance of each director that is slated to be evaluated individually with the other members of the Board and a summary of that feedback is provided to the director during his or her evaluation.

Audit Committee Procedures; Disclosure Controls and Procedures Committee

The Audit Committee holds quarterly meetings at which it routinely meets separately with each of our independent registered public accounting firm, PwC, our Chief Audit Executive and management to assess certain matters including the status of the independent audit process and management’s assessment of the effectiveness of the Company’s internal controls over financial reporting. In addition, the Audit Committee, as a whole, reviews and meets to discuss each Form 10-Q and Form 10-K (including the financial statements) prior to the filing of those forms with the SEC. Management has a Disclosure Controls and Procedures Committee, which includes among its members our Chief Financial Officer, Controller, Vice President of Investor Relations, Vice President of Tax, Chief Audit Executive and General Counsel. This management committee meets at least quarterly to review our quarterly earnings releases and each Form 10-Q and Form 10-K and our disclosure controls and procedures.

Complaints “Hotline”; Communication with Directors

In accordance with the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley”), the Audit Committee has established procedures for (i) the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters (“accounting matters”) and (ii) the confidential, anonymous submission by employees of concerns regarding questionable accounting matters. Such complaints or concerns may be submitted anonymously to Knowles, in care of our Director of Compliance or General Counsel, or through an external service provider, by mail, telephone or via the Internet as described in our Code of Business Conduct and Ethics, which is available on our website at investor.knowles.com. Shareholders and other interested persons may also communicate with our Board and the non-management directors using any of these methods or channels.

Compensation Consultant Independence and Fee Disclosure

The Compensation Committee has the authority and discretion to retain external compensation consultants and other advisors as it deems appropriate. The Compensation Committee has adopted a policy providing for the continuing independence and accountability to the committee of any advisor retained by the committee to assist the committee in the discharge of its duties. The policy formalizes the independent relationship between the committee’s advisors and Knowles, while permitting management limited ability to access the advisors’ knowledge of Knowles for compensation matters.

In order to ensure the independence of the compensation consultant, the consultant reports directly to the Compensation Committee and works specifically for the committee solely on executive compensation matters. Under the policy, the Compensation Committee will annually review and pre-approve services that may be provided by the independent advisor to management without further committee approval. Compensation Committee approval is required prior to management retaining the Compensation Committee’s independent advisor for any executive compensation services or other consulting services or products above an aggregate annual limit of $50,000.

The Compensation Committee’s independent compensation consultant periodically reviews and advises on the adequacy and appropriateness of our overall executive compensation plans, programs and practices and, from time to time, answers specific questions raised by the Compensation Committee or management. Compensation decisions are made by, and are the responsibility of, the Compensation Committee and our Board, and may reflect factors and considerations other than the information and recommendations provided by the Compensation Committee’s consultant.

The Compensation Committee has engaged Semler Brossy as its independent compensation consultant. In 2018, Semler Brossy provided no other services to, and had no other relationship with, Knowles. Semler Brossy focuses on executive compensation matters and does not have departments, groups or affiliates that provide services other than those related to executive compensation and benefits.

Qualifications and Nominations of Directors

The Governance and Nominating Committee considers and recommends to the Board nominees for election to, or for filling any vacancy on, our Board or its committees in accordance with our By-Laws, our Corporate Governance Guidelines and the Governance and Nominating Committee’s charter. The Governance and Nominating Committee periodically reviews the requisite skills and characteristics of Board members as well as the size, composition, functioning and needs of our Board as a whole. To be considered for Board membership, a nominee for director must be an individual who has the highest personal and professional integrity, who has demonstrated exceptional ability and judgment, and who will be most effective, in conjunction with the other members of our Board, in serving the long-term interests of our shareholders.

The Governance and Nominating Committee also considers directors’ qualifications as independent directors (the Board requires that at least two-thirds of its members be independent and all of the members of the Audit, Compensation and Governance and Nominating Committees be independent), the financial literacy of members of the Audit Committee, the qualification of Audit Committee members as “audit committee financial experts,” the qualification of Compensation Committee members as “independent directors” and “non-employee directors” and the diversity, skills, background and experiences of Board members in the context of the needs of the Board. In consideration directors’ qualifications, the Governance and Nominating Committee may also consider such other factors as it may deem to be in the best interests of Knowles and its shareholders. The Board believes that a diverse membership having a variety of skills, styles, experience and competencies is an important feature of a well-functioning board. Accordingly, the Board believes that diversity (inclusive of gender and race) should be a consideration in Board succession planning and recruiting, consistent with nominating only the most qualified candidates for the Board who bring the required skills, competencies and fit to the boardroom. The Board remains committed to considering board candidate slates that are as diverse as possible and, to that end, requires that diversity be a central component of search criteria for director candidates.

Whenever the Governance and Nominating Committee concludes, based on the reviews or considerations described above or due to a vacancy, that a new nominee to our Board is required or advisable, it will consider recommendations from directors, management, shareholders and, if it deems appropriate, consultants retained for that purpose. It is the policy of the Governance and Nominating Committee to consider director candidates recommended by the Company’s shareholders and apply the same criteria in considering those director candidates that it employs in considering candidates proposed from any other source. Shareholders who wish to recommend an individual for nomination should send that person’s name and supporting information to the committee, in care of the Secretary of Knowles. Shareholders who wish to directly nominate an individual for election as a director, without going through the Governance and Nominating Committee, must comply with the procedures in our By-Laws. For more information, please see “Shareholders Proposals and Nominations for the 2020 Annual Meeting” on page 67 of this Proxy Statement.

Procedures for Approval of Related Person Transactions

We generally do not engage in transactions in which our executive officers or directors, any of their immediate family members or any of our more than 5% shareholders have a material interest. Should such a proposed transaction or series of similar transactions involve any such persons and in an amount that exceeds $120,000, the transaction would be reviewed by the Governance and Nominating Committee in accordance with a written policy and the procedures adopted by our Board, which are posted on our website.

Under the procedures, our General Counsel determines whether a proposed transaction requires review under the policy and, if so, presents the transaction to the Governance and Nominating Committee. The Governance and Nominating Committee reviews the relevant facts and circumstances of the transaction and approves, rejects or ratifies the transaction. If the proposed transaction is immaterial or it is impractical to postpone the proposed transaction until the next meeting of the Governance and Nominating Committee, the Chair of the Governance and Nominating Committee decides whether to (i) approve the transaction and report the transaction at the next meeting Governance and Nominating Committee or (ii) call a special meeting of the Governance and Nominating Committee to review the transaction. Should the proposed transaction involve the CEO or enough members of the Governance and Nominating Committee to prevent a quorum, the disinterested members of the committee will review the transaction and make a recommendation to the Board, and the disinterested members of the Board will then approve, reject or ratify the transaction. No director may participate in the review of any transaction in which he or she is a related person.

Directors’ Compensation

We use a combination of cash and stock-based incentives to attract and retain qualified candidates to serve on the Board. In setting director compensation, we consider the significant amount of time that directors expend to fulfill their duties, the skill level required of the members of the Board and competitive practices among peer companies. Employee directors do not receive additional compensation for their service on the Board. If a director serves for less than a full calendar year, the compensation to be paid to that director may be prorated as deemed appropriate by the Compensation Committee.

To further align the interest of the independent directors of the Board with the Company’s shareholders, the Board has adopted stock ownership guidelines for the non-employee directors. Under the guidelines, each non-employee director is expected to own Company common stock with a value at least equal to four times the base annual cash compensation paid to such director during the period he or she serves as a director, not including any additional cash compensation paid to chairs of the Board or committees. Non-employee directors are expected to meet these requirements within five years after the date of their election or appointment to the Board. Currently, all of our non-employee directors are in compliance with these guidelines or are expected to be in compliance with these guidelines within such five-year period.

For 2018, non-employee director compensation was set as follows, which did not change from the 2017 non-employee director compensation program:

●	An annual retainer of $235,000, payable $65,000 in cash and $170,000 in stock;

●	Chairman of the Board — additional retainer of $100,000, payable in cash; and

●	Committee Chairs — additional retainer of $15,000 for the Audit Committee Chair and $12,500 for the Compensation Committee and Governance and Nominating Committee Chairs, payable in cash.

Effective in fiscal 2019, the additional cash retainer paid to the Chairman of the Board will be decreased from $100,000 to $50,000.

In addition, non-employee directors are reimbursed for all reasonable travel and out-of-pocket expenses associated with attending Board and committee meetings and continuing education seminars.

Each non-employee director serving at the 2018 Annual Meeting received the stock portion of his or her annual retainer in the form of a grant of 13,450 RSUs on May 1, 2018, and these units convert into common stock on a one-for-one basis and vest (subject to continued service) on April 30, 2019. Ms. Li joined the Board on February 21, 2018 and she received, in addition to the annual equity grant at the Company’s 2018 Annual Meeting, a prorated annual RSU grant (2,349 RSUs) with a grant date fair value of $34,013 that vested on May 1, 2018, and a new director RSU grant (6,907 RSUs) with a grant date fair value of $100,000 that vested on February 21, 2019.

2018 Director Compensation Table

The following table shows information regarding the compensation earned or paid during 2018 to non-employee directors who served on the Board during the year. For information on the compensation paid to Mr. Niew, please see the “2018 Summary Compensation Table” on page 57 of this Proxy Statement and the related tables and narratives under “Executive Compensation” on page 40 of this Proxy Statement. Mr. Niew does not receive any additional compensation for his service as a member of the Board.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Total ($)
Keith L. Barnes	77,500	170,008	247,508
Jean-Pierre M. Ergas (2)	0	0	0
Hermann Eul	65,000	170,008	235,008
Didier Hirsch	80,000	170,008	250,008
Ronald Jankov	65,000	170,008	235,008
Ye Jane Li (3)	78,000	304,013	382,013
Richard K. Lochridge	77,500	170,008	247,508
Donald Macleod	165,000	170,008	335,008
Cheryl Shavers	65,000	170,008	235,008

(1)	In accordance with SEC rules, the amounts shown reflect the aggregate grant date fair value of RSUs granted to non-employee directors during 2018, computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation—Stock Compensation (“FASB ASC 718”). The grant date fair value is measured based on the closing price of our common stock on the date of grant. Mr. Ergas did not receive an annual equity grant from the Company as he resigned from the Board prior to the annual grant date for non-employee director equity awards.
(2)	Mr. Ergas resigned from the Board, effective May 1, 2018, and did not receive any director fees from the Company during 2018 as director fees are paid in advance and were paid to Mr. Ergas in 2017 and reflected in the 2017 Director Compensation Table.
(3)	Ms. Li joined the Board on February 21, 2018 and she received, in addition to the annual equity grant at the Company’s 2018 Annual Meeting, a prorated annual RSU grant (2,349 RSUs) with a grant date fair value of $34,013 that vested on May 1, 2018, and a new director RSU grant (6,907 RSUs) with a grant date fair value of $100,000 that vested on February 21, 2019.

2018 Outstanding Stock Awards for Directors Table

The following table shows the number of shares subject to outstanding stock awards as of December 31, 2018 held by each non-employee director during 2018.

Name	Number of Shares Subject to Outstanding Stock Awards as of 12/31/18(1)
Keith L. Barnes	34,535
Jean-Pierre M. Ergas	0
Hermann Eul	13,450
Didier Hirsch	23,137
Ronald Jankov	13,450
Ye Jane Li	20,357
Richard K. Lochridge	51,151
Donald Macleod	23,806
Cheryl Shavers	13,450

(1)	Pursuant to a Nonemployee Director Deferral Program adopted by the Compensation Committee on February 28, 2014, each non-employee director may elect to defer the receipt of all (but not less than all) of the shares earned in a calendar year until termination of service as a non-employee director or, if earlier, until a specified date elected by the non-employee director that is at least one year and not more than 15 years after the date of grant. Under this deferral program, Mr. Barnes has deferred receipt of 34,535 shares; Mr. Hirsch has deferred receipt of 9,687 shares; Mr. Lochridge has deferred receipt of 37,701 shares and Mr. Macleod has deferred receipt of 10,356 shares.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information regarding the beneficial ownership, as of March 4, 2019 (except as otherwise stated), of our common stock by:

●	Each of our directors, director nominees and NEOs named in “Executive Compensation — 2018 Summary Compensation Table”;

●	All of our directors and executive officers as a group; and

●	Each person known to us to own beneficially more than 5% of our outstanding common stock.

The beneficial ownership set forth in the table is determined in accordance with SEC rules. The percentage of beneficial ownership is based on 90,216,613 shares of common stock outstanding on February 14, 2019. In computing the number of shares beneficially owned by any shareholder and the percentage ownership of such shareholder, shares of common stock subject to options or stock settled stock appreciation rights (“SSARs”) held by that person that are currently exercisable or exercisable within 60 days of March 4, 2019, and restricted stock units (“RSUs”) and restricted stock held by that person that vest within 60 days of March 4, 2019 have been included. Such shares, however, are not deemed to be outstanding for purposes of computing the percentage ownership of any other person. Any fractional shares held in a 401(k) account have been rounded down.

Unless otherwise indicated in the footnotes below, the persons and entities named in the table have sole voting and investment power as to all shares beneficially owned.

Name of Beneficial Owner	Number of Shares(1)		Percentage
Directors (except Mr. Niew):
Donald Macleod	67,844	(2)	*
Keith L. Barnes	43,690	(3)	*
Hermann Eul	45,144		*
Didier Hirsch	64,271	(4)	*
Ronald Jankov	62,844		*
Ye Jane Li	22,706		*
Richard K. Lochridge	64,152	(5)	*
Cheryl Shavers	27,679		*
Named Executive Officers:
Jeffrey S. Niew	2,198,989	(6)	2.4
John S. Anderson	417,072	(7)	*
Christian U. Scherp	306,745	(8)	*
Daniel J. Giesecke	307,197	(9)	*
Michael S. Polacek	81,187		*
Directors and executive officers as a group (17 persons)	4,176,595	(10)	4.6
5% Shareholders:
BlackRock, Inc.	12,831,784	(11)	14.2
The Vanguard Group	9,440,600	(12)	10.5
Dimensional Fund Advisors LP	7,567,699	(13)	8.4
Franklin Resources, Inc.	7,411,995	(14)	8.2

*	Less than one percent.

(1)	Includes the number of shares of Company common stock subject to the stock options held by that person that are currently exercisable or will become exercisable within 60 days of March 4, 2019 as follows: Mr. Niew — 1,470,175 shares; Mr. Anderson — 397,308 shares; Mr. Scherp — 240,320 shares; Mr. Giesecke — 222,776 shares; and Mr. Polacek — 30,505 shares. Also included are the number of shares of Company common stock subject to restricted stock awards held by that person that will vest within 60 days of March 4, 2019 as follows: Mr. Macleod — 13,450 shares; Mr. Barnes — 13,450 shares; Mr. Eul — 13,450 shares; Mr. Hirsch — 13,450 shares; Mr. Jankov — 13,450 shares; Ms. Li — 13,450 shares; Mr. Lochridge — 13,450 shares; and Ms. Shavers — 13,450 shares.

(2)	Includes 10,356 shares, the receipt of which has been deferred until after the termination of Mr. Macleod’s service as a director.
(3)	Includes 11,398 shares, the receipt of which has been deferred until May 2, 2019, and 23,137 shares, the receipt of which has been deferred until May 2, 2020.
(4)	Includes 9,687 shares, the receipt of which has been deferred until May 2, 2019.
(5)	Includes 5,718 shares held by a trust of which Mr. Lochridge is the trustee, 7,283 shares held in a ROTH IRA held by a trust owned by Mr. Lochridge and 37,701 shares (the receipt of which has been deferred until after the termination of Mr. Lochridge’s service as a director).
(6)	Includes 250,107 shares in respect of SSARs and 4,383 shares held under Knowles’ 401(k) plan.
(7)	Includes 63,185 shares in respect of SSARs and 93 shares held under Knowles’ 401(k) plan.
(8)	Includes 20,068 shares in respect of SSARs and 47 shares held under Knowles’ 401(k) plan.
(9)	Includes 38,811 shares in respect of SSARs and 147 shares held under Knowles’ 401(k) plan.
(10)	In addition to the beneficial ownership reported for our directors and NEOs, the number of shares reported in the table above as beneficially owned by our directors and all executive officers as a group is based on the following shares owned by our executive officers that are not NEOs: 50,422 shares held directly, 70,101 shares in respect of SSARs and 334,629 shares of Company common stock subject to the stock options held that are currently exercisable or will become exercisable within 60 days of March 4, 2019.
(11)	As reported in a Schedule 13G/A filed with the SEC on January 31, 2019 by BlackRock Inc. with offices located at 55 East 52nd Street, New York, NY 10055. According to the Schedule 13G/A, as of December 31, 2018, BlackRock Inc. reported that it beneficially owned 12,831,784 shares with sole dispositive power and 12,603,280 shares with sole voting power.
(12)	As reported in a Schedule 13G/A filed with the SEC on February 11, 2019 by The Vanguard Group, Inc. with offices located at 100 Vanguard Blvd., Malvern, PA 19355. According to the Schedule 13G, as of December 31, 2018, The Vanguard Group, Inc. reported that it beneficially owned 87,007 shares with sole voting power, 9,342,915 shares with sole dispositive power, 97,685 shares with shared dispositive power and 20,178 shares with shared voting power.
(13)	As reported in a Schedule 13G/A filed with the SEC on February 8, 2019 by Dimensional Fund Advisors LP with offices located at Building One, 6300 Bee Cave Road, Austin, TX 78746. According to the Schedule 13G, as of December 31, 2018, Dimensional Fund Advisors LP reported that it beneficially owned 7,567,699 shares with sole dispositive power and 7,329,396 shares with sole voting power. Dimensional Fund Advisors LP furnishes investment advice to four investment companies, and serves as investment manager or sub-adviser to certain other commingled funds, group trusts and separate accounts (collectively referred to as the “Funds”). In certain cases, subsidiaries of Dimensional Fund Advisors LP may act as an adviser or sub-adviser to certain Funds. In its role as investment advisor, sub-adviser and/or manager, Dimensional Fund Advisors LP or its subsidiaries may possess voting and/or investment power over the shares that are owned by the Funds, and may be deemed to be the beneficial owner of the shares held by the Funds. However, all shares are owned by the Funds. Dimensional Fund Advisors LP disclaims beneficial ownership of such shares.
(14)	As reported in a Schedule 13G/A filed with the SEC on January 28, 2019 by Franklin Resources, Inc. (“FRI”), Charles B. Johnson and Rupert H. Johnson, Jr., with offices located at One Franklin Parkway, San Mateo, CA 94403. These securities are beneficially owned by one or more open- or closed-end investment companies or other managed accounts that are investment management clients of investment managers that are direct and indirect subsidiaries of FRI. Charles B. Johnson and Rupert H. Johnson, Jr. (the “Principal Shareholders”) each own in excess of 10% of the outstanding common stock of FRI and are the Principal Shareholders of FRI. FRI and the Principal Shareholders may be deemed to be, for purposes of Rule 13d-3 under the Exchange Act, the beneficial owners of securities held by persons and entities for whom or for which FRI subsidiaries provide investment management services. However, FRI and the Principal Shareholders disclaim any pecuniary interest in and beneficial ownership of any of such securities. The following investment management subsidiaries have the sole power to vote as follows: Templeton Global Advisors Limited — 3,818,622 shares; Templeton Investment Counsel, LLC — 1,770,122 shares; Franklin Templeton Investments Corp. — 362,813 shares; Franklin Templeton Investments Australia Limited — 121,351 shares; Franklin Templeton Investment Management Limited — 114,540 shares; Templeton Asset Management Ltd. — 43,930 shares; Franklin Templeton Investments (Asia) Ltd. — 28,770 shares and Fiduciary Trust Company International — 15,201 shares. The following investment management subsidiaries have the sole power to dispose as follows: Templeton Global Advisors Limited — 3,818,622 shares; Templeton Investment Counsel, LLC — 1,809,568 shares; Templeton Asset Management Ltd. — 852,930 shares; Franklin Templeton Investments Australia Limited — 393,311 shares; Franklin Templeton Investments Corp. — 362,813 shares; Franklin Templeton Investment Management Limited — 114,540 shares; Franklin Templeton Investments (Asia) Ltd. — 28,770 shares; and Fiduciary Trust Company International — 15,201 shares. Templeton Investment Counsel, LLC has the shared power to dispose of 16,240 shares.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires that our directors, officers and holders of more than 10% of our common stock file reports of ownership and changes of ownership of our common stock with the SEC and the NYSE. Based solely on our review of the copies of these reports and on information provided by the reporting persons, we believe that during the year ended December 31, 2018 our directors, officers and owners of more than 10% of our common stock complied with all applicable filing requirements.

Proposal 2 — Ratification of THE Appointment of Independent Registered Public Accounting Firm

The Audit Committee has appointed PwC as the Company’s independent registered public accounting firm to audit the annual accounts of Knowles and its subsidiaries for 2019. PwC has audited the financial statements of the Company since 2013. Representatives of PwC are not expected to be present at the 2019 Annual Meeting.

Although shareholder ratification of PwC’s appointment is not required by Knowles’ By-Laws or otherwise, our Board is submitting the ratification of PwC’s appointment for 2019 to Knowles’ shareholders. If the shareholders do not ratify the appointment of PwC, the Audit Committee will reconsider whether or not to retain PwC as Knowles’ independent registered public accounting firm for 2019 but will not be obligated to terminate the appointment. Even if the shareholders ratify the appointment of PwC, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in Knowles’ interests.

The persons named as proxies intend to vote the proxies “FOR” the ratification of the appointment of PwC as our independent registered public accounting firm for 2019, unless otherwise specified on the WHITE proxy card.

THE BOARD AND THE AUDIT COMMITTEE UNANIMOUSLY RECOMMEND A VOTE “FOR”
THE RATIFICATION OF THE APPOINTMENT OF PwC AS OUR INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM FOR 2019 ON THE WHITE PROXY CARD.

Audit Committee Report

In accordance with the requirements of Sarbanes-Oxley, the related SEC rules and the NYSE Listing Standards, the Board engaged PwC as the Company’s independent registered public accounting firm to audit the annual accounts of Knowles and its subsidiaries for 2018.

The Audit Committee is responsible for the duties set forth in its charter but is not responsible for preparing the financial statements, implementing or assessing internal control over financial reporting or auditing the financial statements. Knowles’ management is responsible for preparing the financial statements, maintaining effective internal control over financial reporting and assessing the effectiveness of internal control over financial reporting. Knowles’ independent auditors are responsible for auditing the financial statements and expressing an opinion on the effectiveness of internal control over financial reporting. The review of the financial statements by the Audit Committee is not the equivalent of an audit.

Pursuant to its oversight responsibilities, the Audit Committee discussed with PwC the overall scope for the audit of Knowles’ 2018 financial statements. The Audit Committee met with PwC, with and without Knowles’ management present, to discuss the results of PwC’s examination, their assessment of Knowles’ internal control over financial reporting and the overall quality of Knowles’ financial reporting.

The Audit Committee reviewed and discussed, with both the management of Knowles and PwC, Knowles’ 2018 audited financial statements, including a discussion of critical accounting policies, the quality, not just the acceptability, of the accounting principles followed, the reasonableness of significant judgments reflected in such financial statements and the clarity of disclosures in the financial statements.

The Audit Committee also (1) discussed with PwC the applicable requirements of the Public Company Accounting Oversight Board and the SEC, (2) reviewed the written disclosures and the letter from PwC required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditor’s communications with the Audit Committee concerning independence and (3) discussed with PwC its independence, including any relationships or permitted non-auditing services that might impact PwC’s objectivity and independence.

Based upon the discussions and review referred to above, the Audit Committee recommended that the audited financial statements for the year ended December 31, 2018 be included in Knowles’ Annual Report on Form 10-K for the year ended December 31, 2018.

Audit Committee:	Didier Hirsch (Chair) Keith L. Barnes

Ye Jane Li Cheryl Shavers

Fees Paid to Independent Registered Public Accounting Firm

The independent registered public accounting firm of the Company during the year ended December 31, 2018 was PwC. All PwC services during 2018 were approved by the Audit Committee specifically or pursuant to the pre-approval procedures outlined below. PwC’s aggregate fees, rounded to the nearest thousand dollars, during 2018 and 2017 are set forth in the table below:

Type of Fee	Year Ended December 31, 2018 ($)	Year Ended December 31, 2017 ($)
Audit Fees (1)	2,437,000	2,285,000
Audit-Related Fees	0	0
Tax Fees (2)	71,000	0
All Other Fees (3)	4,500	4,500

(1)	Audit fees include fees for audit or review services in accordance with generally accepted auditing standards and fees for services that generally only independent auditors provide, such as statutory audits and review of documents filed with the SEC. Audit fees also include fees paid in connection with services required for compliance with Section 404 of Sarbanes-Oxley, and in 2018 audit procedures related to residual impact of tax reform and implementation of ASC 842.
(2)	Tax fees include fees for services that are performed by professional tax staff other than in connection with the audit. These services include tax consulting services.
(3)	Other fees include fees for advisory services related to licensing accounting research tools.

Pre-Approval of Services Provided by Independent Registered Public Accounting Firm

Consistent with its charter and applicable SEC rules, our Audit Committee pre-approves all audit and permissible non-audit services provided by PwC to us and our subsidiaries. With respect to certain services which PwC has customarily provided, the Audit Committee has adopted specific pre-approval policies and procedures, which the Audit Committee reviews at least annually. In developing these policies and procedures, the Audit Committee considered the need to ensure the independence of PwC while recognizing that, in certain situations, PwC may possess the expertise and be in the best position to advise us and our subsidiaries on issues and matters other than accounting and auditing.

The policies and procedures adopted by the Audit Committee require pre-approval by the Audit Committee of audit-related and certain non-audit-related tax and other routine and recurring services that are proposed to be performed by the independent auditor. The pre-approval of such services by the Audit Committee is effective for a fiscal year, specific as to a particular service or category of services and is subject to a limitation on fees. In addition, pre-approved services which are expected to exceed the limitation on fees require separate, specific pre-approval. For each proposed service, the independent auditor and management are required to provide information regarding the engagement to the Audit Committee at the time of approval. In evaluating whether to approve such services, the Audit Committee considers whether each service is compliant with the SEC rules and regulations on auditor independence.

Proposal 3 — Advisory Resolution to Approve Named Executive Officer Compensation

Knowles is offering our shareholders an opportunity to vote to approve, on an advisory and nonbinding basis, the compensation of NEOs as disclosed in this Proxy Statement, as required by Section 14A of the Exchange Act. This proposal, commonly known as a “say-on-pay” vote, gives our shareholders the opportunity to express their views on our NEOs’ compensation. We currently intend to submit this say-on-pay vote to our shareholders annually, consistent with the results of the advisory vote on frequency approved by the shareholders at the 2014 Annual Meeting of Shareholders.

We are asking our shareholders to indicate their support for our NEO compensation as described in this Proxy Statement. Knowles’ compensation programs are designed to strike an appropriate balance between aligning executive compensation with financial performance and promoting retention. We believe our pay programs are aligned with this compensation philosophy and that the at-risk compensation components have delivered value commensurate with our business and financial performance.

This vote is not intended to address any specific item of compensation but rather the overall compensation of our NEOs and the philosophy, policies and practices described in this Proxy Statement. Accordingly, we ask our shareholders to vote “FOR” the following resolution at the 2019 Annual Meeting:

“RESOLVED, that Knowles’ shareholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in Knowles’ Proxy Statement for the 2019 Annual Meeting of Shareholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the Summary Compensation Table and the other related tables and disclosures.”

The say-on-pay vote is advisory and therefore not binding on Knowles, our Compensation Committee or our Board. Our Board and our Compensation Committee value the opinions of our shareholders and, to the extent there is any significant vote against the NEO compensation as disclosed in this Proxy Statement, we will consider our shareholders’ concerns and the Compensation Committee will evaluate whether any actions are necessary to address those concerns.

The persons named as proxies intend to vote the proxies “FOR” the approval of the compensation of our NEOs, unless otherwise specified on the WHITE proxy card.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, AS DISCLOSED IN THIS PROXY STATEMENT, ON THE WHITE PROXY CARD.

Proposal 4 — Approval OF AN AMENDMENT TO OUR CHARTER TO ELIMINATE THE SUPERMAJORITY SHAREHOLDER VOTe REQUIREMENT TO AMEND CERTAIN PROVISIONS OF OUR CHARTER

PROPOSAL 5 — APPROVAL OF an AMENDMENT TO OUR CHARTER to eliminate THE SUPERMAJORITY SHAREHOLDER VOTe REQUIREMENT TO AMEND OUR BY-LAWS

Background

Our Board is committed to best-in-class corporate governance and is actively engaged in an ongoing process to implement governance improvements. In 2014, our Board put forth a proposal to hold an advisory vote to approve the compensation of our NEOs every year. In 2016, our Board put forth a proposal to replace the Company’s plurality voting standard with a majority voting standard for uncontested director elections. In 2017, our Board put forth a proposal to declassify the Board, beginning with the 2019 Annual Meeting. All three of these proposals were adopted with overwhelming support by our shareholders. This year, our Board has determined that the elimination of all supermajority shareholder vote requirements from our Charter and By-Laws is in the best interests of the Company and its shareholders, and that proposals to this effect should be put forth at the 2019 Annual Meeting.

In making this determination, our Board has carefully considered the advantages and disadvantages of supermajority shareholder vote provisions. Supermajority shareholder vote requirements are intended to facilitate corporate governance stability by requiring broad shareholder consensus to effect certain changes. However, evolving corporate governance practices have come to view supermajority shareholder vote provisions as conflicting with principles of good corporate governance and that the elimination of supermajority shareholder vote provisions in a company’s constituent documents increases a board’s accountability to shareholders and provides shareholders with greater ability to participate in the corporate governance of a company.

The Board has determined that, unless otherwise required by Delaware law or as provided in the By-Laws, the appropriate voting standard to replace all supermajority shareholder vote requirements is a majority of the shares outstanding, which provides that any action is authorized by an affirmative vote of a majority of the shares of our common stock outstanding. Our Board believes that adopting this standard in place of the supermajority shareholder vote standard balances the opportunity for shareholders to participate meaningfully in the corporate governance of the Company with the desire to protect the interests of all shareholders from action that may only be in the interest of a small percentage of shareholders.

Accordingly, the Board has unanimously adopted and is submitting for shareholder approval two amendments to our Charter that would eliminate the supermajority shareholder vote provisions contained therein. Each of the proposed amendments will be voted on separately and the effectiveness of any proposed amendment is not conditioned on the approval of any other proposed amendment.

Proposal 4

Current Shareholder Vote Requirement

Article Thirteenth of the Charter provides that the affirmative vote of the holders of at least 80% of the voting stock then outstanding of the Company shall be required to amend, alter, change or adopt any provision inconsistent with the purpose and intent of Paragraph (b)(2) of Article FOURTH (Cumulative Voting) and Articles FIFTH (Board of Directors), SIXTH (Exculpation), SEVENTH (Indemnification), EIGHTH (Action by Written Consent), NINTH (Special Meetings), ELEVENTH (By-Law Amendments) or THIRTEETH (Charter Amendments) of the Charter.

Text and Legal Effect of Proposed Amendment

If Proposal 4 is approved, Article THIRTEENTH of the Charter will be amended to reduce the shareholder vote requirement for amendment, alternation, change or repeal of all provisions of the Charter to an affirmative vote of a majority of the outstanding shares of our common stock, which is the lowest approval standard permitted by the Delaware General Corporation Law.

A copy of the proposed amended Article THIRTEENTH of the Charter marked to show all changes proposed under this Proposal 4 against the current text of Article THIRTEENTH Charter is attached as Appendix B to this Proxy Statement, with deletions indicated by strikeout and additions indicated by underline. The current provisions of Article THIRTEENTH of the Charter and the proposed amendment to Article THIRTEENTH of the Charter described above are qualified in their entirety by reference to the actual text as set forth in Appendix B.

Vote Required for Approval

The affirmative vote of at least 80% of the outstanding shares of stock is required to approve this Proposal 4. If this Proposal 4 is approved by the requisite shareholder vote, then the proposed amendment to Article THIRTEENTH of the Charter will be adopted.

The persons named as proxies intend to vote the proxies “FOR” the approval of an amendment to our Charter to eliminate the supermajority shareholder vote requirement to amend certain provisions of the Charter, unless otherwise specified on the WHITE proxy card.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF AN AMENDMENT

TO OUR CHARTER TO ELIMINATE THE SUPERMAJORITY SHAREHOLDER VOTE REQUIREMENT TO
AMEND CERTAIN PROVISIONS OF THE CHARTER ON THE WHITE PROXY CARD.

Proposal 5

Current Shareholder Vote Requirement

Article ELEVENTH of the Charter provides that the By-Laws may be adopted, amended, altered or repealed by the affirmative vote of the holders of at least 80% of the voting stock then outstanding.

Text and Legal Effect of Proposed Amendment

If Proposal 5 is approved, the vote requirements for shareholders to amend the By-Laws will be revised to provide that the By-Laws may be adopted, amended, altered or repealed by the affirmative vote of a majority of the outstanding shares of our common stock.

A copy of the proposed amended Article ELEVENTH of the Charter marked to show all changes proposed under this Proposal 5 against the current Article ELEVENTH of the Charter is attached as Appendix C to this Proxy Statement, with deletions indicated by strikeout and additions indicated by underline. The current provisions of Article ELEVENTH of the Charter and the proposed amendment to Article ELEVENTH of the Charter described above are qualified in their entirety by reference to the actual text as set forth in Appendix C.

If the proposed amended Article ELEVENTH is adopted by the shareholders, the Board will promptly consider conforming amendments to Article IX, Section 9.1 of the By-Laws.

Vote Required for Approval

The affirmative vote of at least 80% of the outstanding shares of stock is required to approve this Proposal 4. If this Proposal 4 is approved by the requisite shareholder vote, then the proposed amendment to Article ELEVENTH of the Charter will be adopted.

The persons named as proxies intend to vote the proxies “FOR” the approval of an amendment to our Charter to eliminate the supermajority shareholder vote requirement to amend the By-Laws, unless otherwise specified on the WHITE proxy card.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF AN AMENDMENT
TO OUR CHARTER TO ELIMINATE THE SUPERMAJORITY SHAREHOLDER VOTE REQUIREMENT TO
AMEND THE BY-LAWS ON THE WHITE PROXY CARD.

EXECUTIVE COMPENSATION

Letter from the Chair of the Compensation Committee

Dear Valued Shareholder:

As I shared with you last year, Knowles has been focused on a multi-year business transformation to become the global leader of high-performance audio and precision device solutions since our spin-off from Dover Corporation (“Dover”) in 2014. The Compensation Committee (the “Committee”) has helped support this transformation with executive compensation programs that are designed to be aligned both with business results and shareholder returns.

I am pleased to share with you that we are beginning to see the benefits from the transformation. In 2018, Knowles delivered 11% revenue growth, ahead of expectations we had at the beginning of the year and well above the growth rates we saw in most of the end markets we serve. This was our strongest financial year since the spin-off. We will further highlight our 2018 performance in the Compensation Discussion & Analysis (the “CD&A”) that follows, but I would like to take a moment to discuss our shareholder engagement and executive compensation programs.

Shareholders Engagement

During 2018, we reached out to shareholders representing approximately 90% of shares outstanding and conducted meetings with investors representing approximately 24% of shares outstanding. In the past two years, we have conducted meetings with investors representing approximately 60% of shares outstanding and have gained valuable insights into our shareholders’ perspectives on the Company. For more information on our continued shareholder engagement efforts during 2018, please see “Ongoing Shareholders Engagement Program” on page 44 of this Proxy Statement.

Executive Compensation Programs

During 2017 and 2018, we conducted a comprehensive review of our executive compensation programs and made multiple changes which all took effect in 2018:

●	Increased weighting of performance share units (“PSUs”) to 50% and reduced the weighting of RSUs to 25% of the Long-Term Incentive Plan (“LTIP”) awards;

●	Reduced the weighting of the individual strategic component of the annual bonus from 40% to 20%;

●	Adjusted the peer group to reflect our lower revenue after divestitures since 2017;

●	Adopted a formal incentive clawback policy; and

●	Lowered our CEO’s 2018 target total compensation to align with the market median of our new 2018 peer group.

We continually review our executive compensation programs and made one change for 2019 in line with our continued business evolution: we adopted an equal weighting of revenue and adjusted EBIT for the financial component of the 2019 annual bonus to provide a balanced focus on sales and earnings in our short-term incentive plan.

Finally, while 2018 was a strong year financially and should be rewarded, we must balance this against our shareholder returns. We believe this balance is accomplished through the structure of our executive compensation programs, where the majority of compensation is both performance-based and aligned with shareholder interests. For more information on how we approach pay-for-performance, please see “Pay-for-Performance Alignment” on page 47 of this Proxy Statement.

On behalf of the Committee, I thank the many shareholders with whom we engaged directly during the past year, and I appreciate those who are reading this Proxy Statement to understand better our approach to executive pay and the results.

Thank you for your continued support,

Richard K. Lochridge

Compensation Committee Chair

Compensation Committee Report

The Committee has reviewed and discussed the CD&A with management.

Based on such review and discussions with management, the Committee recommended to the Board that the CD&A be included in this Proxy Statement and incorporated by reference in our Annual Report on Form 10-K for the year ended December 31, 2018.

Compensation Committee:

Richard K. Lochridge (Chair)

Hermann Eul

Ronald Jankov

Donald Macleod

Compensation Discussion and Analysis – Executive Summary

Introduction

The Committee continues to place a priority on refining our executive compensation program to align with the transformation of Knowles from a leading acoustics supplier to the leader in audio and precision device solutions. The Committee is committed to designing an executive compensation program that pays for delivering performance, with reduced payouts when performance falls short of expectations. Furthermore, the Committee values our shareholders’ feedback and will incorporate changes when it deems appropriate. This CD&A details the changes to our compensation programs for 2018 and 2019, which have been strongly influenced by these priorities in order to incentivize performance through a compensation program structure that we believe reflects an appropriate mix of short-term and long-term vehicles, particularly in light of our multi-year business transformation.

This CD&A describes our 2018 compensation practices, programs, and decisions for our NEOs.

2018 Named Executive Officers
Jeffrey S. Niew	President & CEO
John S. Anderson	Senior Vice President & Chief Financial Officer
Christian U. Scherp	President, Performance Audio
Daniel J. Giesecke	Senior Vice President & Chief Operating Officer
Michael S. Polacek	President, Intelligent Audio

Multi-Year Business Transformation

Knowles was founded in 1946 and became an independent, publicly traded company when we spun-off from Dover in 2014. At the time of the spin-off, Knowles was a global organization with a broad portfolio of advanced micro-acoustic solutions and specialty components. Following the spin-off, we began a multi-year business transformation to focus on the positive trends in the audio segment and to transform the company from a leading acoustic component supplier to becoming the leading audio solutions provider.

In 2015, we bought Audience Inc., which brought us essential digital signal processing and algorithm capabilities to help position us as an audio solutions provider. In 2016, we successfully sold our Mobile consumer speaker/receiver product line, which did not hold a leading market position and was not part of our long-term strategy. In 2017, we continued our business transformation with the successful sale of our lower margin timing devices business, which was also not core to our overall strategy. During this time, we continued to evolve as a new public company, including making strategic investments in R&D, reducing our SG&A expense, optimizing our global operations footprint, reducing our debt and strengthening our balance sheet, and securing strategic design wins in Mobile, Ear and IoT markets. In 2018, we delivered 11% revenue growth, ahead of the expectations we had at beginning of the year and above the growth rates we saw in most of the end markets we serve. This was driven by continued positive macro trends around audio and edge processing that led to increased content per device in Mobile and strong growth in Ear and IoT applications. We also saw robust demand for our precision device solutions, reaching record revenue levels. Today Knowles is a global organization with approximately 7,800 employees focused on advanced micro-acoustic, audio processing and precision device solutions. We believe this multi-year transformation has positioned us well for future growth.

Compensation Alignment

From our spin-off in 2014 through 2017, our executive compensation program was designed to reflect our rapidly changing business with flexibility built into the short- and long-term incentive programs. Our short-term incentive plan balanced financial objectives with individual strategic objectives focused on our multi-year business transformation. Our LTIP utilized stock options as the primary vehicle along with RSUs to promote alignment with our shareholders. In 2017, we implemented PSUs into our executive compensation program given the progress we made with our multi-year business transformation and our greater certainty with establishing appropriate metrics aligned with our long-term business plan. In 2018, we continued to advance our executive compensation programs by:

●	Increasing the use of PSUs in our LTIP, with PSUs representing 50% of the target long-term inventive grant; and

●	Increasing the weighting of the financial objective portion under our annual incentive plan from 60% to 80% and decreasing the weighting of the individual strategic objective portion from 40% to 20% given the accomplishment of major strategic business transformation initiatives (for more information, please see “Multi-Year Business Transformation” on page 42 of this Proxy Statement).

In 2019, in light of our business’s strategic positioning and the feedback we received from our shareholders through our ongoing engagement efforts, the Committee was generally supportive of continuing with the same executive compensation programs, but made one adjustment to continue to reflect our business evolution with the adoption of equal weighting of revenue and adjusted EBIT for the financial component of the 2019 annual bonus. We have designed the 2019 annual bonus to provide a balanced focus on sales and earnings in our short-term incentive plan.

Performance Highlights

For 2018 we delivered 11% revenue growth supported by increased sales in every Knowles business unit. We believe this highlights our successful efforts to increase exposure to growth markets and diversify our product portfolio. In addition, we made significant progress on several strategic objectives that we believe will position us for future growth and accelerate our strategy of becoming the leading audio solutions provider. Accomplishments include the following:

●	Double digit revenue growth of 11% (or $82M) along with a 6% increase in adjusted EBIT[1]

●	Within our Audio segment:

○	Sales to Chinese OEMs reached all-time record levels up over 70% from 2017. This growth was driven by robust demand for higher performance microphones and new sales from intelligent audio design wins;

○	Sales to our largest North America customer grew with strong increases in microphone sales to non-handset products;

○	Sales improved in our Hearing Health Technology business;

○	Revenue grew in the Ear market, driven by higher volumes of wireless headsets and the increasing number of microphones per headset;

○	Strategic design wins occurred across many types of IoT devices for our microphones as well as audio processors; and

○	Diversification of end markets continued, with sales into the Ear and IoT markets representing over 20% of total microphone sales (up from 7% in 2016).

○	Significant progress in becoming the leader in audio solutions, with a growing pipeline of new opportunities.

●	Within our Precision Devices segment we saw:

○	Record sales with 35% year over year revenue growth driven by strong demand for capacitors and thin film devices across defense, industrial, medical and automotive markets; and

○	Continued successful integration of tuck-in acquisitions and preparation for 5G ramp.

As we enter 2019, we anticipate continued growth in microphone sales into the IoT and headset markets, coupled with strong growth in our Precision Devices Segment, to drive favorable results. In addition, we anticipate continued growth in our intelligent audio solutions in the Mobile, Ear, and IoT markets as we continue to pursue our objective of becoming the leading audio solutions provider. We believe we remain uniquely positioned across our end markets to deliver best-in-class solutions for our customers that leverage our leading edge acoustics with digital signal processing and audio algorithms.

2018 Compensation Program Decisions

In line with our financial performance and our pay-for-performance philosophy, the following NEO total compensation actions were approved:

●	Mr. Niew did not receive a base salary or annual bonus target increase for 2018, which represents two consecutive years with no increases; Mr. Niew’s LTIP award was adjusted from $4,200,000 to $3,400,000 (19% decrease) to align his total target compensation with the market median of the Company’s revised 2018 peer group;

○	No other NEOs received a base salary increase or bonus target increase for 2018;

○	Mr. Anderson’s LTIP award was adjusted from $937,500 to $1,000,000 (7% increase) to more closely align his total target compensation with the market median of the 2018 peer group;

○	Based on performance, Mr. Niew’s 2018 annual bonus was paid at 115% of target; and

○	2018 annual bonuses for each of the other NEOs ranged from 77% to 146% of target.

[1]	Please refer to “Item 7—Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s Form 10-K for the fiscal year ended December 31, 2018 filed with the SEC on February 19, 2019 for the reconciliation of Adjusted EBIT.

For further illustration of Knowles’ focus on pay-for-performance, please see “2018 Executive Compensation Program Structure” on page 46 of this Proxy Statement.

2019 Compensation Adjustments

In 2019, the Committee did not increase the base salaries, bonus target or LTIP award values for Mr. Niew and the other NEOs.

Ongoing Shareholders Engagement Program

Our directors and management are dedicated to being responsive and transparent with our shareholders on all topics and have adopted a year-long shareholder engagement approach as shown in the table below.

Prior to the annual meeting, we solicit shareholder feedback on recent or proposed executive compensation and/or governance changes, as necessary, and we discuss the agenda for the annual meeting.	We review shareholder feedback from the spring discussions and the results of the annual meeting and we consider potential executive compensation and/or governance changes.	We conduct comprehensive shareholder discussions to highlight developments in, and solicit feedback on, our business strategy, recent results, governance matters, Board composition and executive compensation.	We review shareholder feedback and we consider potential executive compensation and/or governance changes and our proxy disclosures for the next annual meeting.

Since January 2017, we have engaged with investors representing approximately 60% of our shares outstanding to discuss corporate governance, executive compensation, business strategy, and other related matters. These outreach efforts were led by our Committee Chair in 2017 and most recently in 2018 by the Chairman of the Board. Our shareholder engagement efforts during 2017, in line with the evolution of our multi-year business transformation strategy, led the Committee to consider and adopt three changes to our executive compensation program:

●	Reduced portion of annual incentive plan compensation determined based on individual strategic objectives from 40% to 20% (portion of annual incentive plan determined based on pre-established financial goals increased from 60% to 80%) and expanded disclosure in the Proxy Statement regarding the annual incentive plan;

●	Increased the weighting of PSUs from 25% to 50% of LTIP target grant value and decreased the weighting of RSUs from 50% to 25%, resulting in a 2018 LTIP award of 50% PSUs, 25% stock options, and 25% RSUs; and

●	Adopted a formal incentive clawback policy.

During 2018, we reached out to shareholders representing approximately 90% of shares outstanding and conducted meetings with investors who accepted our invitations to engage, which represented approximately 24% of shares outstanding. Overall feedback from these meetings was positive and supportive. As a result of these meetings, the 84% support we received from our shareholders on say-on-pay at our 2018 Annual Meeting, and the changes we implemented at the beginning of 2018, the Committee decided that our 2019 executive compensation program should remain largely consistent with our 2018 program with one modification in the mix of our 2019 annual bonus plan with the adoption of an equal weighting of revenue and adjusted EBIT for the financial component. Accordingly, the 2019 annual bonus will be earned based on revenue, adjusted EBIT and strategic performance goals, with the financial component (revenue and adjusted EBIT) and strategic component weighted 80% and 20%, respectively. We have designed the 2019 annual bonus to provide a balanced focus on sales and earnings in our short-term incentive plan.

Executive Compensation Program Best Practices

The following highlights of our executive compensation describe certain practices applicable to the NEOs that the Committee believes support the pay-for-performance nature of our program and further align the interests of our NEOs with our shareholders:

Our Executive Compensation Practices
✓	We deliver a significant proportion of total compensation in the form of equity with PSUs as a component of the LTIP to further align compensation with the Company’s long-term business plan.
✓	Payouts for cash incentives and PSUs are capped.
✓	We have multi-year vesting periods for equity awards.
✓	We perform market comparisons of executive compensation against a relevant peer group.
✓	We use an independent compensation consultant reporting directly to the Committee and providing no other services to the Company.
✓	We have double-trigger vesting for equity awards in the event of a change-in-control.
✓	We maintain stock ownership guidelines (CEO: 5x base salary; Other NEOs: 3x base salary).
✓	We maintain a formal incentive clawback policy.
✓	The Committee regularly meets in executive session without any members of management present.
✓	We hold an annual “say on pay” vote.
✓	We maintain an annual shareholder engagement process.
✗	We do not allow repricing of underwater stock options without shareholder approval.
✗	We do not allow hedging, short sales or pledging of our securities by employees or directors.
✗	We do not provide for tax gross-ups upon a change-in-control.
✗	We do not have employment contracts.
✗	We do not provide excessive perquisites.
✗	We do not grant stock options with an exercise price below fair market value on the date of grant.

2018 Executive Compensation Program Structure

Knowles’ executive compensation program is designed to achieve the following key objectives:

●	Motivate executives to enhance long-term shareholder value;

●	Reinforce Knowles’ pay-for-performance culture by aligning executive compensation with Knowles’ business objectives and financial performance;

●	Provide a total compensation opportunity that allows Knowles to attract and retain talented executives; and

●	Use incentive compensation to promote desired behavior without encouraging unnecessary or excessive risk-taking.

The following table describes the structure of the 2018 compensation program.

Pay Element	Purpose	Percent of Total Compensation	Characteristics
Salary For a detailed description, see page 48 of this Proxy Statement	Provide a competitive level of fixed compensation to attract and retain talented executives	CEO: 13% Other NEOs (average): 27%	Cash • Determined based on executive’s responsibilities, performance, skills and experience relative to market data
Annual Incentive For a detailed description, see page 49 of this Proxy Statement	Motivate and reward executives for achieving financial and individual performance goals	CEO: 16% Other NEOs (average): 19%

Cash

•     Award based on achievement of pre- established financial goals (80%) and individual strategic objectives (20%)

•     Individual strategic objectives are measured based on specific criteria identified at the beginning of the year

Long-Term Incentive For a detailed description, see page 52 of this Proxy Statement	Motivate and reward executives’ contributions to enhancing long-term shareholder value and the achievement of long-term business objectives	CEO: 71% Other NEOs (average): 54%

PSUs

•     50% of LTIP target grant value

•     3-year revenue goal with total shareholder return (“TSR”) payout modifier

•     Target performance goals are derived from industry benchmarks, tied to rigorous peer group metrics and require meaningful performance from management

•     No payout if revenue threshold is missed

•     Payout reduced if stock price growth is below threshold performance

Stock Options and RSUs

•     Each represents 25% of LTIP target grant value

•     Vesting over three-year period subject to continued employment

Pay-for-Performance Alignment

Pay-for-performance is a core tenet of Knowles’ executive compensation program. Knowles’ focus on pay-for-performance is best demonstrated through the structure of our executive compensation program, where the majority of executive pay is at risk and variable based on a combination of annual and long-term performance requirements and Knowles’ stock price performance. As shown below for 2018, 87% percent of Mr. Niew’s target compensation and, on average, 73% percent of the target compensation for the other NEOs was subject to performance. In addition, 71% of Mr. Niew’s target compensation and, on average, 54% of the target compensation for the other NEOs was equity-based and, therefore, aligned with interests of shareholders.

We believe the following two charts on realizable pay best illustrate the alignment of our executive compensation program with our performance.

●     This chart demonstrates pay-for-performance by comparing the CEO’s cumulative, realizable Total Compensation, measured as of December 31, 2018, to the target Total Compensation opportunities awarded to him during 2016-2018. As shown in the chart on the left, the realizable value of the compensation provided to the CEO is down approximately 24% compared to the original target compensation values.

●     This decrease is primarily driven by a decrease in the realizable value of the LTIP awards provided to the CEO during this time period as depicted in the chart below.

●     This graph further demonstrates our pay-for-performance by comparing the CEO’s cumulative, realizable LTIP awards, measured as of December 31, 2018, to the target LTIP opportunities awarded to him during 2016-2018. As shown in the chart on the left, the realizable value of the compensation provided to the CEO is down approximately 29% compared to the original target LTIP values.

(1)	Realizable value is based on Knowles 12/31/2018 stock price of $13.31.
(2)	The 2017 and 2018 PSUs are valued at target. No PSUs were awarded in 2016.

2018 NEO Total Target Compensation Overview

The table below presents the total target compensation by element for each NEO for the 2018 executive compensation program. For more information on these elements of compensation, please see “2018 NEO Compensation Decisions” below.

2018 Total Target Compensation by Element

Executive	Base Salary	Target Annual Incentive	Long-term Incentive	Total
Jeffrey S. Niew	$650,000	$780,000	$3,400,000	$4,830,000
John S. Anderson	$414,000	$289,800	$1,000,000	$1,703,800
Christian U. Scherp	$425,000	$297,500	$750,000	$1,472,500
Daniel J. Giesecke	$357,500	$250,250	$750,000	$1,357,750
Michael S. Polacek	$450,000	$315,000	$750,000	$1,515,000

2018 NEO Compensation Decisions

This section describes 2018 NEO pay decisions with respect to base salary, annual incentive opportunity and long-term incentive opportunity.

Base Salary

Base salaries are intended to provide a competitive level of fixed compensation in order to attract and retain talented executives. Base salaries are generally set based on the executive’s responsibilities, performance, skills, and experience as compared with relevant market data. The table below compares each executive’s annualized 2017 and 2018 base salaries. None of the NEOs received a base salary increase in 2018.

Executive	2017 Base Salary	2018 Base Salary
Jeffrey S. Niew	$650,000	$650,000
John S. Anderson	$414,000	$414,000
Christian U. Scherp	$425,000	$425,000
Daniel J. Giesecke	$357,500	$357,500
Michael S. Polacek (1)	$450,000	$450,000

(1)	2017 Base Salary represents annualized rate as Mr. Polacek joined Knowles on February 28, 2017.

Annual Incentive

Structure

Knowles’ annual incentive plan is designed to motivate and reward executives for achieving financial and individual objectives. The Committee believes that balancing the measurement of performance between financial and individual strategic objectives is an important factor in mitigating risk and supporting long-term value creation for Knowles’ shareholders.

For 2018, the portion of the annual incentive plan determined by individual objectives decreased from 40% to 20% of target and the portion of the annual incentive plan determined by pre-established financial goals increased from 60% to 80% of target. These changes were made after considering shareholder feedback and the Committee’s goal of aligning our compensation program with our evolving business strategy. For more information, please see “Pay-for-Performance Alignment” on page 47 of this Proxy Statement.

	Key Factors	2018 Performance Measures
Financial Performance Bonus 80% of Total

●     Based on performance measured against Company and/or business unit performance criteria established at the beginning of the fiscal year

●     Payout determined by comparing performance against four performance levels set for each pre-set criterion: threshold (25% payout); min (50% payout); target (100% payout); max (150% payout) and supermax (200% payout)

● Revenue (50%) ● Adjusted EBIT (30%)
Individual Strategic Objectives Bonus 20% of Total

●     Measured against individual performance criteria

●     Each NEO’s payout was determined by comparing individual performance against specific individual criteria set at the beginning of 2018

●     Payouts can range from 0% to 200% depending on the NEO’s performance against individual performance objectives

● Vary by each NEO (For more information, see page 51 of this Proxy Statement)

Target Amounts

The NEOs’ annual incentive targets are defined as a percentage of their base salaries and are determined based on the NEO’s responsibilities, skills, and experience as compared with relevant market data. The following table compares each executive’s 2017 and 2018 annual incentive targets. None of the NEOs received an increase in their 2018 target bonus percentage opportunity as compared to 2017.

	2017 Annual Incentive Target(1)		2018 Annual Incentive Target(1)
Executive	% of Salary	$	% of Salary	$
Jeffrey S. Niew	120%	$780,000	120%	$780,000
John S. Anderson	70%	$289,800	70%	$289,800
Christian U. Scherp	70%	$297,500	70%	$297,500
Daniel J. Giesecke	70%	$250,250	70%	$250,250
Michael S. Polacek (1)	70%	$262,500	70%	$315,000

(1)	Annual incentive target dollars are calculated based on the salary level at the end of that respective year. For 2017, Mr. Polacek’s annual incentive target was prorated to reflect his employment start date of February 28, 2017, resulting in a lower target bonus amount for 2017.

Financial Performance Bonus

The Committee set the 2018 annual financial and strategic incentive targets to be reasonably achievable with strong management performance. Maximum performance levels were designed to be difficult to achieve in light of historical performance and the business forecast of the Company and business units at the time the performance goals were approved. For 2018, the financial portion of the annual incentives for Messrs. Niew, Anderson, and Giesecke were based solely on metrics at the corporate level. The financial portion of the annual incentives for Messrs. Scherp and Polacek were based on an equal weighting of revenue and Adjusted EBIT metrics at the corporate and business unit levels.

The table below shows the financial metrics for the corporate performance levels. The Committee also set business unit metrics for revenue and Adjusted EBIT for Mr. Scherp and Mr. Polacek at the beginning of the year. These targets are not disclosed below as their business unit level financial results are not publicly disclosed in our financial reporting. As noted above, the business unit metrics were designed to be achievable with strong management performance.

	Corporate ($ millions)
Financial Performance Bonus (% of Target Payout)	Revenue	Adjusted EBIT(1)
Threshold (25%)	735.0	102.0
Minimum (50%)	787.3	111.6
Target (100%)	811.7	117.5
Max (150%)	836.1	123.4
Supermax (200%)	892.9	132.8

(1)	Adjusted earnings before interest and income taxes (“Adjusted EBIT”) is defined by the Company as income before (i) interest expense, (ii) tax expense, (iii) stock-based compensation expense, (iv) intangibles amortization expense, (v) fixed asset and related inventory charges, (vi) restructuring charges, (vii) production transfer costs (one-time and duplicate costs incurred to migrate manufacturing to new or existing facilities) and (viii) other charges, primarily related to the resolution of customer claims for products no longer produced.

Please refer to “Item 7 Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Knowles’ Form 10-K for the fiscal year ended December 31, 2018 filed with the SEC on February 19, 2019 for the reconciliation of Adjusted EBIT.

For 2018, the Company paid the NEOs the following amounts relating to the financial performance bonus. Corporate Knowles revenue was between target and max ($826.9M) and Adjusted EBIT was slightly below target ($117.2M). Both business unit revenue and Adjusted EBIT were between threshold and target for Mr. Scherp and at Supermax for Mr. Polacek.

	2018 Financial Performance Bonus (80% of Bonus)
Executive	Bonus Percentage Earned	Bonus Paid
Jeffrey S. Niew	119%	$740,142
John S. Anderson	119%	$274,991
Christian U. Scherp	76%	$181,438
Daniel J. Giesecke	119%	$237,462
Michael S. Polacek	157%	$396,195

Individual Strategic Objectives Bonus

NEO performance for the annual incentive plan’s individual strategic objectives is based on specific criteria identified at the beginning of the year and measured throughout the year. The Committee believes that the individual strategic objectives established for each of the NEOs are supportive of Knowles’ long-term strategic objectives, and are indicators of the executive’s success in fulfilling his responsibilities to the Company. The performance levels for the individual strategic objectives were designed to be achievable, but required strong and consistent performance by the NEO. For 2018, the Committee lowered the weighting of the annual incentive plans’ individual strategic objectives from 40% to 20% of target based on shareholder feedback and the evolution of our multi-year business transformation. Historically, this metric was weighted at 40% to motivate executives to achieve strategic objectives that would position the Company for accelerated growth as we shifted our long-term strategy following our spin-off from Dover. Since that time, Knowles has matured as a company and the transformation of our long-term business strategy has solidified, with the Committee determining that 2018 was the appropriate time to make this change.

Summaries of the specific individual strategic objectives for each NEO and associated weightings of the overall annual incentive are outlined in the table below:

Executive	2018 Individual Strategic Objectives
Jeffrey S. Niew

●    Accelerate the growth of our Intelligent Audio solutions through (20%):

○       Developing robust pipeline of new opportunities

○       Ensuring key product development milestones are achieved

○       Securing strategic design wins and product readiness to meet financial goals

Achievement of these objectives were evaluated against both a 2018 revenue target to incentivize the achievement of current goals and a 2019 revenue target to incentivize future revenue growth opportunities.

John S. Anderson	● Maximize operations free cash flow (10%) ● Strengthen investor relations (5%) ● Optimize the Company’s global effective tax rate (5%)
Christian U. Scherp	● Achieve key production milestones (10%) ● Achieve revenue growth targets in strategic markets (5%) ● Maximize Performance Audio business free cash flow (5%)
Daniel J. Giesecke	● Improve robustness and quality of supply chain (15%) ● Maximize operations free cash flow (5%)
Michael S. Polacek	● Deliver strategic design wins and product readiness for smart microphone platform (10%) ● Achieve strategic design wins and product readiness for audio processor platform (10%)

Each personal objective is given a rating from “Did Not Achieve” to “Far Exceeded,” with weighted performance ratings and payouts consistent with the following table:

Individual Strategic Objectives Rating	2018 Payout Level
Far Exceeded	200%
Exceeded	150%
Target	100%
Achieved Most Not All	50%
Did Not Achieve	0%

The CEO recommended, and the Committee approved, the 2018 cumulative weighted individual strategic objectives scores and payout levels for each of the NEOs other than himself. The Committee and the other independent directors of the Board met with the CEO in January 2019 to evaluate his performance against his strategic objectives. The Committee determined the cumulative weighted individual strategic objectives score for the CEO and recommended to the independent directors of the Board the CEO’s payout level. The individual bonus payout for each NEO, as shown in the accompanying table, was determined by multiplying the bonus percentage achieved by 20% (representing the percentage of the individual bonus to the total annual bonus opportunity) of the target bonus percentage.

	2018 Individual Strategic Objectives Bonus (20% of Bonus)
Executive	Overall Rating	Bonus Percentage Earned	Bonus Paid
Jeffrey S. Niew	Target	100%	$156,000
John S. Anderson	Between Achieved Most Not All and Target	75%	$43,470
Christian U. Scherp	Between Achieved Most Not All and Target	80%	$47,600
Daniel J. Giesecke	Between Target and Exceeded	140%	$70,070
Michael S. Polacek	Target	100%	$63,000

2018 Actual Results

The table below presents the results of the NEOs’ financial goals and individual strategic objectives versus target, as well as the corresponding annual incentive payouts.

		2018 Annual Incentive
Executive	2018 Annual Incentive Target	Financial Incentive	Individual Strategic Objective Incentive	Total	% of 2018 Annual Incentive Target
Jeffrey S. Niew	$780,000	$740,142	$156,000	$896,142	115%
John S. Anderson	$289,800	$274,991	$43,470	$318,461	110%
Christian U. Scherp	$297,500	$181,438	$47,600	$229,038	77%
Daniel J. Giesecke	$250,250	$237,462	$70,070	$307,532	123%
Michael S. Polacek	$315,000	$396,195	$63,000	$459,195	146%

Long-term Incentives

The Company’s LTIP is designed to motivate and reward executives’ contributions to enhancing long-term shareholder value and the achievement of long-term business objectives. The value of the 2018 annual long-term incentive grants is based on each executive’s responsibilities, skills, and experience as compared with relevant market data.

In connection with the Committee’s continual review of our executive compensation program to evaluate whether it appropriately aligns performance with the transformation of our business strategy, in 2017, the Committee introduced PSUs as a component of the LTIP. As a result, the target grant value for the 2017 LTIP consisted of 25% PSUs, 25% stock options and 50% RSUs. The Committee determined for 2018 to increase the percentage of the target grant value of the LTIP represented by PSUs to 50%, with the remaining 50% of the LTIP equally weighted between stock options and RSUs.

Management and the Company are focused on top-line growth in the Mobile, Ear, and IoT markets. Additionally, we are also focused on growth in the markets for our Precision Devices segment. We believe revenue growth is our most important financial goal and it will help create more value for our shareholders if we are successful. Consistent with this focus, the 2017 and 2018 PSU grants are based on three-year revenue goals with a TSR payout modifier, which measures the Company’s ability to perform against our peers and also ensures alignment with shareholders. The Committee utilized revenue as an element in both the Company’s annual incentive plan and LTIP in recognition that revenue is viewed as a core driver of the Company’s performance and shareholder value creation. In designing the Company’s executive compensation program, the Committee supplemented this measure with additional performance measures in order to strike an appropriate balance with respect to incentivizing top-line growth, profitability, non-financial business imperatives and shareholder returns over both the short-term and long-term horizons.

Based on performance, the PSUs have a possible payout range between 0% and 225% of target. We believe this program requires meaningful performance to achieve these rigorous goals. The goals were determined based on industry benchmarks tied to peer group metrics, expected performance of the Company and market growth rates, with maximum performance levels designed to be difficult to achieve in light of historical performance. Regardless of stock price performance, the NEOs will receive no payout if the minimum revenue threshold is missed. Additionally, payouts will be reduced if stock price growth is below threshold performance, regardless of revenue achievement. Both the stock options and RSUs vest ratably over three years based on continued service.

2018 LTIP Grants

Annual PSUs, stock options and RSUs were awarded to the NEOs on February 16, 2018 and are shown in the following table.

	2017 Annual Grants				2018 Annual Grants
Executive	RSUs	PSUs	Stock Options	Total	RSUs	PSUs	Stock Options	Total
Jeffrey S. Niew	$2,100,000	$1,050,000	$1,050,000	$4,200,000	$850,000	$1,700,000	$850,000	$3,400,000
John S. Anderson	$468,750	$234,375	$234,375	$937,500	$250,000	$500,000	$250,000	$1,000,000
Christian U. Scherp	$375,000	$187,500	$187,500	$750,000	$187,500	$375,000	$187,500	$750,000
Daniel Giesecke	$375,000	$187,500	$187,500	$750,000	$187,500	$375,000	$187,500	$750,000
Mike Polacek (1)	$750,000	$375,000	$375,000	$1,500,000	$187,500	$375,000	$187,500	$750,000

(1)	Mr. Polacek’s 2017 annual grants included his regular annual grant of $750,000 with an additional $750,000 equity sign-on as part of his offer to join Knowles.

For 2018, the Committee made adjustments to Messrs. Niew and Anderson’s LTIP grants as follows:

●	Mr. Niew’s LTIP award was adjusted from $4,200,000 to $3,400,000 (19% decrease) to align his total target compensation with the market median of the Company’s revised 2018 peer group.

●	Mr. Anderson’s LTIP award was adjusted from $937,500 to $1,000,000 (7% increase) to more closely align his total target compensation with the market median of the Company’s revised 2018 peer group.

Our Compensation Program Design Process

Role of the Compensation Committee

The Committee, together with the other independent directors, is responsible for structuring our compensation program and approving the compensation of the CEO and other NEOs, among other duties expressed in its charter. The Committee makes these approvals based on its review of corporate and individual performance, input from the CEO with respect to the NEOs other than himself (detailed in this CD&A) and the advice of its independent advisor. Two other key inputs to the Committee’s decision-making process are the current status of the Company’s business strategy and the feedback we receive from our shareholders.

Independent Advisor to the Committee

The Committee engages Semler Brossy as its independent advisor. Semler Brossy’s duties include:

●	CEO pay analysis;

●	NEO pay analysis and review of CEO recommendations regarding NEO compensation;

●	Peer group review;

●	Independent director compensation review;

●	Incentive program design; and

●	Collaboration with management on behalf of the Committee in developing management’s recommendations to the Committee regarding executive pay matters.

Semler Brossy has been retained by and reports directly to the Committee. The Committee assessed Semler Brossy’s independence in light of the SEC requirements and NYSE listing standards and determined that Semler Brossy’s work did not raise any conflict of interest or independence concerns.

Role of Management

The CEO makes compensation recommendations to the Committee for the NEOs other than himself, based on an assessment of individual and corporate performance. Management personnel prepare compensation information and performance assessments for the Committee.

Compensation Peer Group and Market Data

The Committee periodically examines market data to evaluate pay levels, pay practices and other compensation decisions. This market data review includes corresponding pay levels and pay practices employed at a peer group of similarly-sized companies in similar lines of business to the Company and which compete in similar markets for business or talent. The Committee does not believe it is appropriate to establish compensation levels based only on market practices. For each element of compensation, the Committee uses the median of the peer group as a reference point, while also considering other factors (e.g., Knowles’ financial performance, individual roles and responsibilities relative to peer references and the overall mix of compensation).

The Committee considers the following general criteria in selecting the compensation peer group:

●	Companies that are publicly-traded in the U.S.;

●	Companies in the same or similar lines of business;

●	Companies that serve similar customers;

●	Companies with revenue of approximately 0.5x to 2.0x Knowles’ revenue and within a reasonable size range of Knowles with respect to other financial and operating metrics, such as market capitalization and earnings before interest and taxes; and

●	Companies headquartered in high technology regions such as Silicon Valley.

As part of its ongoing review of the executive compensation peer group, the Committee approved updates to the peer group in July 2017 to better reflect the organizational size of Knowles following the divestiture of the mobile speaker consumer business and position Knowles at the median of the peer group based on revenue. In addition, given industry consolidation, the peer group was increased to improve the robustness of the market data. The following peer group was used to evaluate 2018 NEO compensation decisions.

2018 Compensation Peer Group(1)
Cirrus Logic	Microsemi
Coherent	OSI Systems(2)
Cree	Power Integrations(2)
Diodes(2)	Rogers(2)
II-VI, Inc.(2)	Semtech Corp.(2)
Integrated Device Technology	Silicon Laboratories
Littelfuse	Synaptics
MACOM Technology (2)

(1)	The following companies were removed from the Company’s historical peer group in connection with the Committee’s July 2017 peer group review: Atmel, Cypress Semiconductor, Fairchild Semiconductor and Invensense.
(2)	New peer group member added in connection with the Committee’s July 2017 peer group review.

Other Compensation Programs and Policies

Severance and Change-in-Control Benefits

Knowles does not offer employment contracts to any of its NEOs; however, NEOs participate in the Knowles’ Executive Severance Plan (the “Severance Plan”) and Senior Executive Change-In-Control Severance Plan (the “CIC Severance Plan”). We believe these plans help accomplish Knowles’ objective of attracting and retaining talented executives and reduce the need to negotiate individual severance arrangements with departing executives. The Committee also believes the CIC Severance Plan promotes management independence and helps retain, stabilize, and focus executives in the event of a potential change-in-control.

For further information regarding these plans and a quantification of the compensation to be received under these plans in the event of a change-in-control or termination of an NEO’s employment as of December 31, 2018, please see “2018 Potential Payments upon Termination or Change-in-Control” on page 62 of this Proxy Statement.

Benefits

Our global benefits philosophy is to provide NEOs with protection and security through health and welfare, retirement, disability insurance and life insurance programs. The NEOs are eligible to participate in the same retirement and benefit plans that are generally available to Knowles’ employees.

Generally, it is the Committee’s philosophy not to provide perquisites to our NEOs except in very limited circumstances. The Company provides the NEOs with executive life insurance, which we believe is consistent with both peer and competitive pay practices, and is available to us at a reasonable group cost. In addition, executives are also eligible to receive expatriate and relocation benefits in accordance with the Company’s policies. Knowles also reimburses each NEO up to $4,000 for an annual physical examination in order to lower the risk that undiagnosed health issues may have on leadership continuity.

Retirement and Pension Benefits

Our executive officers are entitled to participate in the same defined contribution retirement plan that is generally available to all of our eligible employees. We make matching contributions to eligible participants’ retirement plan accounts based on a percentage of their eligible compensation under applicable rules. We believe that this retirement program permits our executives to save for their retirement in a tax-effective manner.

Hedging and Pledging

Under the Company’s Anti-Hedging and Anti-Pledging Policy, equity award recipients (and their family members) are prohibited from engaging in any hedging transactions or any form of hedging involving the Company’s securities, including short sales and put and call stock options. In addition, executive officers may not pledge or hypothecate or approve the pledging or hypothecation of any Company securities which they own or beneficially control, as collateral for any loan or line of credit or to hold Company securities in a margin account.

Stock Ownership Guidelines

Knowles has stock ownership guidelines for NEOs of 5x base salary for the CEO and 3x base salary for the other NEOs. NEOs have five years from the date on which they become subject to the guidelines to satisfy the applicable guideline level and, if the level is not achieved, the Committee, in consultation with management, may pay a portion of that NEO’s annual bonus or other awards in shares. Once an individual reaches age 58, the Committee will have the discretion to relax the applicable guidelines for that NEO. For the purposes of these guidelines, ownership includes shares owned outright or held in a trust by the individual and jointly with, or separately by, the individual’s spouse and/or children sharing the same household as the individual, shares held through Knowles’ 401(k) plan, share units held through Knowles’ Deferred Compensation Plan (the “Deferred Compensation Plan”), and the “in-the-money” value of vested, unexercised stock options and stock-settled appreciation rights.

Messrs. Niew, Anderson, Giesecke and Scherp have met their ownership guideline. Mr. Polacek is on track to meet his ownership guideline within the five-year period.

Clawback Policy

The Company has adopted a formal incentive clawback policy, which it believes is reflective of the maturation of Knowles as a public company and indicative of sound corporate governance. In the event of a financial restatement, the Committee has the authority to require the return, repayment or forfeiture of any performance-based compensation (cash and equity) for a period of up to 24 months after such payment or award was made regardless of fault.

2018 Summary Compensation Table

The following table sets forth information regarding 2018 and, to the extent required under SEC executive compensation disclosure rules, 2017 and 2016 compensation for each of our NEOs.

Name and Principal Position	Year	Salary ($)	Stock Awards ($) (1)	Option Awards ($) (2)	Non-Equity Incentive Plan Compensation ($) (3)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($) (4)	All Other Compensation ($) (5)	Total ($)
Jeffrey S. Niew	2018	650,000	2,549,993	849,998	896,142	0	18,394	4,964,527
President & CEO	2017	650,000	3,149,991	1,050,001	446,550	58,000	17,657	5,372,199
	2016	650,000	1,600,005	2,400,000	621,000	26,000	17,409	5,314,414
John S. Anderson	2018	414,000	750,009	249,999	318,461	0	13,750	1,746,219
Senior Vice President &	2017	409,685	703,123	234,372	203,005	3,000	13,250	1,566,435
Chief Financial Officer	2016	388,500	299,997	450,001	294,658	1,000	13,250	1,447,406
Christian U. Scherp	2018	425,000	562,503	187,502	229,038	0	235,104	1,639,147
President, Performance	2017	425,000	562,503	187,498	204,829	0	18,480	1,398,310
Audio	2016	425,000	240,005	360,001	314,288	0	131,431	1,470,725
Daniel J. Giesecke	2018	357,500	562,503	187,502	307,532	0	15,536	1,430,573
Senior Vice President &	2017	357,500	562,503	187,498	205,330	0	15,720	1,328,551
Chief Operating Officer	2016	357,500	240,005	360,001	193,676	0	13,211	1,164,393
Michael S. Polacek	2018	450,000	562,503	187,502	459,195	0	13,750	1,672,950
President, Intelligent Audio	2017	377,083	1,125,009	374,999	223,781	0	13,250	2,114,122

(1)	The amounts reported in these columns are valued based on the aggregate grant date fair value computed in accordance with FASB ASC Topic 718 and do not correspond to the actual value that might be realized by the NEOs. The amounts included for the PSUs granted during 2018 are calculated based on the probable satisfaction of the performance conditions for such awards as of the grant date. Assuming the highest level of performance is achieved for the PSUs, the maximum value of the 2018 PSUs would be as follows: Mr. Niew $3,824,989; Mr. Anderson: $1,125,011; Mr. Scherp: $843,759; Mr. Giesecke: $843,759; and Mr. Polacek: $843,759. See Note 13 to the Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2018 for a discussion of the relevant assumptions used in calculating the amounts reported.
(2)	The amounts reported in these columns are valued based on the aggregate grant date fair value computed in accordance with FASB ASC Topic 718 and do not correspond to the actual value that might be realized by the NEOs. See Note 13 to the Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2018 for a discussion of the relevant assumptions used in calculating the amounts reported.
(3)	The 2018 amounts represent the annual incentive bonus received by each NEO under our annual incentive plan based on performance in 2018 as determined by the Committee. For more information on the annual incentive plan, please see “Annual Incentive” on page 49 of this Proxy Statement and the estimated possible threshold, target and maximum amounts for the incentive awards in “Grants of Plan Based Awards in 2018” on page 58 of this Proxy Statement.
(4)	Amounts represent changes in the present value of accumulated benefits under the PRP (as defined below), a legacy Dover plan. On February 28, 2014, Dover spun-off the Company as an independent, publicly-traded company. Present pension value during 2018 decreased $44,000 for Mr. Niew and $2,000 for Mr. Anderson. In accordance with SEC executive compensation disclosure rules, total value that is less than $0 in this column should reported as $0.
(5)	Amounts included in this column for 2018 are set forth by category in the “2018 All Other Compensation Table” below.

2018 All Other Compensation Table

Name	401(k) Match ($)	Executive Life Insurance ($)	Tax Equalization ($)		Total ($)
Jeffrey S. Niew	13,750	4,644	0		18,394
John S. Anderson	13,750	0	0		13,750
Christian U. Scherp	13,750	1,280	220,074	(1)	235,104
Daniel Giesecke	13,750	1,786	0		15,536
Mike Polacek	13,750	0	0		13,750

(1)	Amount represents trailing tax equalization payments related to Mr. Scherp’s previous expatriate assignment.

Grants of Plan-Based Awards in 2018

The following table summarizes awards made to our NEOs in 2018. All equity awards were granted under the 2018 Equity and Cash Incentive Plan (the “Equity and Cash Incentive Plan”).

		Grant	Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or	All Other Option Awards: Number of Securities Underlying	Exercise Price of Option	Grant Date Fair Value of Stock and Option
Name	Type	Date (1)	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)	Units (#)	Options (#)	Awards ($/Sh)	Awards ($)
Jeffrey S. Niew	Stock Option (2)	2/15/2018								157,699	14.29	849,998
	RSUs (3)	2/15/2018							59,482			849,998
	PSUs (4)	2/15/2018				30,909	123,636	278,181				1,699,995
	Annual Incentive Plan (5)		58,500	780,000	1,560,000
John S. Anderson	Stock Option (2)	2/15/2018								46,382	14.29	249,999
	RSUs (3)	2/15/2018							17,495			250,004
	PSUs (4)	2/15/2018				9,091	36,364	81,819				500,005
	Annual Incentive Plan (5)		21,735	289,800	579,600
Christian Scherp	Stock Option (2)	2/15/2018								34,787	14.29	187,502
	RSUs (3)	2/15/2018							13,121			187,499
	PSUs (4)	2/15/2018				6,818	27,273	61,364				375,004
	Annual Incentive Plan (5)		14,875	297,500	595,000
Daniel J. Giesecke	Stock Option (2)	2/15/2018								34,787	14.29	187,502
	RSUs (3)	2/15/2018							13,121			187,499
	PSUs (4)	2/15/2018				6,818	27,273	61,364				375,004
	Annual Incentive Plan (5)		18,769	250,250	500,500
Michael S. Polacek	Stock Option (2)	2/15/2018								34,787	14.29	187,502
	RSUs (3)	2/15/2018							13,121			187,499
	PSUs (4)	2/15/2018				6,818	27,273	61,364				375,004
	Annual Incentive Plan (5)		15,750	315,000	630,000

(1)	The 2018 annual long-term incentive grants were approved by the Committee on February 15, 2018.
(2)	This stock option grant was made as part of the annual long-term incentive grant process, and has a grant date fair value which was calculated using a Black-Scholes value of $5.39 per stock option. These stock options become exercisable at a rate of 33% a year on the annual anniversary of the grant date, subject to the NEO’s continued employment through the applicable vesting date.
(3)	This RSU grant was made as part of the annual long-term incentive grant process. These RSUs vest at a rate of 33% a year on the annual anniversary of the grant date, subject to the NEO’s continued employment through the applicable vesting date.
(4)	This PSU grant was made as part of the annual long-term incentive grant process. The PSUs will be paid out in shares of Knowles common stock at the end of the three year performance period based on Knowles performance against revenue and total shareholder return goals during the 2018-2020 performance period, and subject to the NEO’s continued employment. The threshold, target and maximum amounts assume 25%, 100% and 225%, respectively, satisfaction of the PSU goals.
(5)	The amounts shown in this row reflect the potential payouts for 2018 performance under our annual incentive plan. The bonus amount paid in February 2019 is disclosed in the 2018 Summary Compensation Table in the column “Non-Equity Incentive Compensation” for 2018 for each NEO.

Outstanding Equity Awards at Fiscal Year-End 2018

The following table provides information as of December 31, 2018 regarding outstanding stock option awards, unvested stock awards and unvested PSUs held by each of the NEOs, including stock option and RSU awards granted by Dover prior to the spin-off which were converted into Knowles equity awards in connection with the spin-off.

Name	Number of Securities Underlying Unexercised Options (#) Exercisable (1)		Number of Securities Underlying Unexercised Options (#) Unvested (1)	Option Exercised Price ($)	Option Expiration Date	Number of shares or units of stock that have not vested (#)		Market value of shares or units of stock that have not vested ($)(2)	Performance Period		Equity Incentive Plan Awards: Number of unearned shares, units or other rights that have not vested (#)	Equity Incentive Plan Awards: Market or Payout Value of shares, units or other rights that have not vested ($)(2)
Jeffrey S. Niew	133,333			29.53	03/05/2021	48,397	(3)	644,164	2017-2019	(7)	68,093	906,318
	56,050			14.28	02/11/2020	72,614	(4)	966,492	2018-2020	(8)	123,636	1,645,595
	36,093			22.17	02/10/2021	59,482	(5)	791,705
	82,710			21.77	02/09/2022
	75,254			23.92	02/14/2023
	177,778			29.53	03/05/2021
	364,188			17.91	02/16/2022
	425,532	212,766	(3)	11.02	02/16/2023
	52,006	104,012	(4)	19.28	02/15/2024
	0	157,699	(5)	14.29	02/15/2025
John S. Anderson	37,333			29.53	03/05/2021	9,074	(3)	120,775	2017-2019	(7)	15,199	202,299
	33,086			21.77	02/09/2022	16,209	(4)	215,742	2018-2020	(8)	36,364	484,005
	30,099			23.92	02/14/2023	17,495	(5)	232,858
	33,333			29.53	03/05/2021
	68,285			17.91	02/16/2022
	79,787	39,894	(3)	11.02	02/16/2023
	11,608	23,217	(4)	19.28	02/15/2024
	0	46,382	(5)	14.29	02/15/2025
Christian U. Scherp	16,000			29.53	03/05/2021	7,260	(3)	96,631	2017-2019	(7)	12,160	161,850
	7,219			22.17	02/10/2021	12,967	(4)	172,591	2018-2020	(8)	27,273	363,004
	16,541			21.77	02/09/2022	13,121	(5)	174,641
	15,051			23.92	02/14/2023
	44,444			29.53	03/05/2021
	36,419			17.91	02/16/2022
	17,544			18.70	07/30/2022
	63,830	31,915	(3)	11.02	02/16/2023
	9,286	18,574	(4)	19.28	02/15/2024
	0	34,787	(5)	14.29	02/15/2025
Daniel J. Giesecke	16,000			29.53	03/05/2021	7,260	(3)	96,631	2017-2019	(7)	12,160	161,850
	20,068			23.92	02/14/2023	12,967	(4)	172,591	2018-2020	(8)	27,273	363,004
	44,444			29.53	03/05/2021	13,121	(5)	174,641
	36,419			17.91	02/16/2022
	63,830	31,915	(3)	11.02	02/16/2023
	9,286	18,574	(4)	19.28	02/15/2024
	0	34,787	(5)	14.29	02/15/2025
Michael S. Polacek	18,910	37,822	(6)	18.93	02/27/2024	26,414	(6)	351,570	2017-2019	(7)	24,769	329,675
	0	34,787	(5)	14.29	02/15/2025	13,121	(5)	174,641	2018-2020	(8)	27,273	363,004

(1)	Grants prior to March 7, 2014 were granted under the Dover equity compensation plans and were converted into Knowles stock-settled stock appreciation rights at the time of the spin-off in 2014.
(2)	Based on a December 31, 2018 closing Knowles stock price of $13.31 per share.
(3)	2016 annual grant which vests ratably on February 17, 2019.
(4)	2017 annual grant which vests ratably on February 16, 2019 and February 16, 2020.
(5)	2018 annual grant which vests ratably over three-year period beginning on February 15, 2019.

(6)	2017 annual grant and new hire grant that vests ratably on February 28, 2019 and February 28, 2020.
(7)	2017 annual grant of PSUs that vests on February 1, 2020 based on the Company’s revenue performance over the 2017 – 2019 performance period, as modified based on the Company’s TSR performance over the February 1, 2017 to February 1, 2020 performance period. Because performance is determined on a cumulative basis over the performance period, the 2017 PSUs are being reported at target for purposes of this table.
(8)	2018 annual grant of PSUs that vests on February 1, 2021 based on the Company’s revenue performance over the 2018 – 2019 performance period, as modified based on the Company’s TSR performance over the February 1, 2018 to February 1, 2021 performance period. Because performance is determined on a cumulative basis over the performance period, the 2018 PSUs are being reported at target for purposes of this table.

Option Exercises and Stock Vested in 2018

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)(1)	Value Realized on Vesting (2)($)
Jeffrey S. Niew	-	-	141,574	2,037,241
John S. Anderson	-	-	27,842	400,528
Christian U. Scherp	-	-	23,493	339,133
Daniel J. Giesecke	-	-	24,919	364,045
Michael S. Polacek	-	-	13,206	190,695

(1)	Amount represents gross number of shares of common stock vested and is not reduced by shares withheld by the Company for tax purposes.

(2)	Aggregate dollar value realized on vesting of the stock awards is calculated by multiplying the closing price of the common stock on the vesting date by the number of vested shares.

2018 Nonqualified Deferred Compensation

Name	Plan Name	Executive contributions in Last FY (1)	Registrant contributions in Last FY	Aggregate earnings in Last FY (2)	Aggregate withdrawals/ distributions	Aggregate Balance at Last FYE
Jeffrey S. Niew	Knowles Deferred Compensation Plan	N/A	N/A	$(16,139)	$(51,594)	$138,576
John S. Anderson	Knowles Deferred Compensation Plan	N/A	N/A	$1,019	$(157,163)	$184,462
Christian U. Scherp (3)	Knowles Deferred Compensation Plan	N/A	N/A	N/A	N/A	N/A
Daniel J. Giesecke	Knowles Deferred Compensation Plan	N/A	N/A	$(8,501)	$0	$69,001
Michael S. Polacek (3)	Knowles Deferred Compensation Plan	N/A	N/A	N/A	N/A	N/A

(1)	Employees are no longer eligible to contribute to the plan.

(2)	Calculated using the 12/31/2017 Aggregate Balance disclosed in the Knowles 2017 Proxy Statement as a starting balance.

(2)	Not eligible for the Deferred Compensation Plan.

The Deferred Compensation Plan is a legacy plan from Dover. This is a frozen plan and no new contributions have been made after the spin-off in February 2014. This nonqualified plan permitted select Dover management and highly compensated employees on U.S. payroll to irrevocably elect to defer up to 50% of salary and 100% of bonus and cash performance payments. No discretionary registrant contributions can be made to the plan.

Amounts deferred under the plan are credited with hypothetical investment earnings based on the participant’s investment elections made from among investment options designated under the plan. Participants are 100% vested in all amounts they defer, as adjusted for any earnings and losses on such deferred amounts.

Generally, deferred amounts will be distributed from the plan only on account of retirement at age 65 (or age 55 with 10 years of service), disability, other termination of service, or at a scheduled in-service withdrawal date chosen by the participant, subject to Section 409A of the Internal Revenue Code.

Pension Benefits Through 2018

Name	Plan Name	Number of Years Credited Service (#)(1)	Normal Retirement Age (#)	Present Value of Accumulated Benefit ($)	Payments During Last Fiscal Year ($)
Jeffrey S. Niew	Knowles PRP	8.3	65	434,100	N/A
John S. Anderson	Knowles PRP	4.3	65	24,400	N/A
Christian U. Scherp (2)	N/A	N/A	N/A	N/A	N/A
Daniel J. Giesecke	Knowles PRP	8.3	65	0	N/A
Michael S. Polacek (2)	N/A	N/A	N/A	N/A	N/A

(1)	Years of service are only credited through the December 31, 2013 plan freeze.

(2)	Not eligible for the PRP.

Knowles Pension Replacement Plan

The Knowles Pension Replacement Plan (the “PRP”) is a frozen non-qualified pension plan for tax purposes.

Benefits accrued under the PRP reflect service while these NEOs were covered under the Dover Corporation Pension Replacement Plan prior to the spin-off of Knowles. Benefits were determined by multiplying the participant’s years of actual service as of December 31, 2013 (subject to a maximum of 30 years) by a percentage of the participant’s final average compensation as defined under the plan, reduced by the amount of company-provided benefits under any other retirement plans, including the pension plan, as well as the company-paid portion of Social Security benefits.

As of January 1, 2014, all of Knowles’ NEOs who participate in the PRP became fully vested in their benefits (in connection with the spin-off of Knowles from Dover) and are eligible to begin receiving benefits upon termination of employment. PRP benefits may be forfeited for “cause” (defined as conviction of a felony which places Knowles at legal or other risk, or is expected to cause substantial harm to the business of a Knowles company or its relationships with employees, distributors, customers or suppliers).

Normal retirement age for the PRP is age 65. Knowles employees who were participants on or before March 1, 2010 will be entitled to receive the portion of their benefits that accrued through December 31, 2009 without any reduction due to early retirement if they retire after they reach age 62 and complete 10 years of service.

Knowles does not anticipate establishing a new pension replacement plan nor covering additional employees in this plan.

2018 Potential Payments upon Termination or Change-in-Control

The discussion and tables below describe the payments to which each of the NEOs would be entitled in the event of termination of such executive’s employment or a change-in-control as of December 31, 2018.

Potential Severance Payments Following a Change-in-Control

Knowles has in place the Severance Plan and the CIC Severance Plan. The Severance Plan creates a consistent and transparent policy for determining separation benefits for all similarly situated executives, and formalizes Knowles’ executive severance practices. The CIC Severance Plan likewise establishes a consistent policy regarding double-trigger change-in-control severance payments, and is based on market best practices. All of Knowles’ NEOs are eligible to participate in both the Severance Plan and the CIC Severance Plan as of December 31, 2018.

The Severance Plan provides that if a covered executive’s employment is terminated without cause (as defined in the Severance Plan), the executive will be entitled to certain severance benefits. The Equity and Cash Incentive Plan and Knowles’ other benefit plans each have their own provisions relating to rights and obligations under the plan upon termination. For a termination other than for cause, the NEOs would generally be entitled to the following benefits:

●	12 months of salary continuation;

●	12 months of company-provided healthcare benefit continuation;

●	A prorated annual incentive bonus for time worked during the year based on actual performance;

●	Under the PRP, each participant will become entitled to receive the actuarial value of the participant’s benefit accrued through the date of the termination; and

●	Under the Deferred Compensation Plan, amounts deferred under the plan will continue to accrue any earnings and will be payable in accordance with the elections made by the executive officer.

In the event of death, disability or retirement, the NEO would also be entitled to the following:

●	Stock options or SSARs unvested at the date of termination would become vested and exercisable;

●	Restricted stock or RSUs unvested at the date of termination would become vested (in the event of death or disability), or would continue to vest according to their original schedule (in the event of retirement); and

●	Performance shares or PSUs unvested as the date of termination would become vested (on a pro-rata basis in the event of death or disability), or would continue to vest according to their original schedule (in the event of retirement).

The table below shows the aggregate amount of potential payments and other benefits that each of Knowles’ NEOs would have been entitled to receive if his employment had terminated under the specified circumstances, other than as a result of a change-in-control, on December 31, 2018. The amounts shown assume that termination was effective as of December 31, 2018, include amounts earned through such time and are estimates of the amounts which could have been paid out to the executives upon their termination. The actual amounts to be paid out can only be determined at the time of each executive’s termination of employment.

	Voluntary Termination ($)		Involuntary Not for Cause Termination ($)		For Cause Termination ($) (1)		For Retirement ($)		For Death or Disability ($)

Jeffrey S. Niew
Cash severance	0		1,430,000	(2)	0		0		0
Unvested restricted stock/RSUs	0		0		0		2,402,361	(3)	2,402,361	(3)
Vested Stock options/SSARs	974,468	(4)	974,468	(4)	0		974,468	(4)	974,468	(4)
Unvested stock options/SSARs	0		0		0		487,234	(5)	487,234	(5)
Unvested PSUs	0		0		0		2,551,913	(6)	1,042,773	(6)
Retirement plan payments	368,406	(7)	368,406	(7)	0		368,406	(7)	368,406	(7)
Deferred comp plan	138,576	(8)	138,576	(8)	138,576	(8)	138,576	(8)	138,576	(8)
Health and welfare benefits	0		13,528	(9)	0		0		0
Total:	1,481,450		2,924,978		138,576		6,922,958		5,413,818

John S. Anderson
Cash severance	0		703,800	(2)	0		0		0
Unvested restricted stock/RSUs	0		0		0		569,375	(3)	569,375	(3)
Vested Stock options/SSARs	182,712	(4)	182,712	(4)	0		182,712	(4)	182,712	(4)
Unvested stock options/SSARs	0		0		0		91,357	(5)	91,357	(5)
Unvested PSUs	0		0		0		686,304	(6)	266,615	(6)
Retirement plan payments	23,104	(7)	23,104	(7)	0		23,104	(7)	23,104	(7)
Deferred comp plan	184,462	(8)	184,462	(8)	184,462	(8)	184,462	(8)	184,462	(8)
Health and welfare benefits	0		18,975	(9)	0		0		0
Total:	390,278		1,113,053		184,462		1,737,314		1,317,625

Christian Scherp
Cash severance	0		722,500	(2)	0		0		0
Unvested restricted stock/RSUs	0		0		0		443,863	(3)	443,863	(3)
Vested Stock options/SSARs	146,171	(4)	146,171	(4)	0		146,171	(4)	146,171	(4)
Unvested stock options/SSARs	0		0		0		73,085	(5)	73,085	(5)
Unvested PSUs	0		0		0		524,853	(6)	206,277	(6)
Retirement plan payments	0		0		0		0	(7)	0	(7)
Deferred comp plan	0	(8)	0	(8)	0	(8)	0	(8)	0	(8)
Health and welfare benefits	0		19,001	(9)	0		0		0
Total:	146,171		887,672		0		1,187,972		869,396

Daniel Giesecke
Cash severance	0		607,750	(2)	0		0		0
Unvested restricted stock/RSUs	0		0		0		443,863	(3)	443,863	(3)
Vested Stock options/SSARs	146,171	(4)	146,171	(4)	0		146,171	(4)	146,171	(4)
Unvested stock options/SSARs	0		0		0		73,085	(5)	73,085	(5)
Unvested PSUs	0		0		0		524,853	(6)	206,277	(6)
Retirement plan payments	0		0		0		0	(7)	0	(7)
Deferred comp plan	69,001	(8)	69,001	(8)	69,001	(8)	69,001	(8)	69,001	(8)
Health and welfare benefits	0		18,444	(9)	0		0		0
Total:	215,172		841,366		69,001		1,256,973		938,397

Mike Polacek
Cash severance	0		765,000	(2)	0		0		0
Unvested restricted stock/RSUs	0		0		0		526,211	(3)	526,211	(3)
Vested Stock options/SSARs	0	(4)	0	(4)	0		0	(4)	0	(4)
Unvested stock options/SSARs	0		0		0		0	(5)	0	(5)
Unvested PSUs	0		0		0		692,679	(6)	310,957	(6)
Retirement plan payments	0		0		0		0	(7)	0	(7)
Deferred comp plan	0	(8)	0	(8)	0	(8)	0	(8)	0	(8)
Health and welfare benefits	0		18,664	(9)	0		0		0
Total:	0		783,664		0		1,218,890		837,168

(1)	An executive whose employment is terminated by Knowles for cause will forfeit all outstanding cash and equity awards, whether or not vested or exercisable. The executive will receive a payment of amounts deferred and accrued in the Deferred Compensation Plan but will forfeit benefits under the PRP in accordance with the PRP terms.

(2)	This amount represents 12 months’ salary continuation plus an amount equal to the pro rata portion of the target annual incentive payable for the year in which the termination occurs (reflects a full year’s target bonus for a termination December 31, 2018).
(3)	Restricted stock / RSUs would vest in the event of death or disability. In the event of retirement, the restricted stock or RSUs would continue to vest according to their original schedule. The amounts are based on the December 31, 2018 closing stock price of $13.31 per share.
(4)	The officers hold vested but unexercised options and/or SSARs as of December 31, 2018. The amounts reflect the intrinsic (in-the-money) value of vested stock options and SSARs as of December 31, 2018 based on the December 31, 2018 closing stock price of $13.31 per share.
(5)	Stock options / SSARs would vest and become exercisable in the event of retirement, death or disability. The officers hold unvested options and/or SSARs as of December 31, 2018. The amounts reflect the intrinsic (in-the-money) value of unvested stock options and SSARs as of December 31, 2018 based on the December 31, 2018 closing stock price of $13.31 per share.
(6)	Performance shares / PSUs would vest on a pro-rata basis in the event of death or disability. In the event of retirement, the performance shares or PSUs would continue to vest according to their original schedule. The amounts are based on the December 31, 2018 closing stock price of $13.31 per share.
(7)	Reflects benefits accrued under the PRP as of December 31, 2018. Benefits accrued under the PRP are forfeited in the event of a termination for cause, as defined in the PRP.
(8)	These amounts reflect compensation deferred by the executive and earnings accrued thereon under the Deferred Compensation Plan as of December 31, 2018. No increase in such benefits would result from the termination event.
(9)	Under the Severance Plan, an executive is entitled to a monthly amount equal to the then cost of COBRA health continuation coverage based on the level of health care coverage in effect on the termination date, if any, for the lesser of 12 months or the period that the executive receives COBRA benefits.

Other Potential Payments Following a Change-in-Control

Under the CIC Severance Plan, the payment of severance benefits following a change-in-control is subject to a double-trigger — that is, such benefits are payable only upon certain specified termination events within an 18 month period following a change-in-control. However, rights of an executive under the Equity and Cash Incentive Plan, the Deferred Compensation Plan, the PRP and other benefit plans are governed by the terms of those plans and typically are affected by the change-in-control event itself, even if the executive continues to be employed by Knowles or a successor company following the change-in-control.

The CIC Severance Plan, the Equity and Cash Compensation Plan and Knowles’ other benefit plans each have their own provisions relating to rights and obligations under the plan upon termination. In the event of a change-in-control and without a termination, the NEOs would generally be entitled to the following benefits:

●	Under the PRP, each participant will become entitled to receive the actuarial value of the participant’s benefit accrued through the date of the change-in-control; and

●	Under the Deferred Compensation Plan, amounts deferred under the plan will continue to accrue any earnings and will be payable in accordance with the elections made by the executive officer.

In the event of a qualified termination within 18 months of a change-in-control, the NEOs would generally be entitled to the following additional benefits:

●	A lump sum payment equal to 2.0 multiplied by the sum of (i) the executive’s annual salary on the termination date or the change-in-control date, whichever is higher, and (ii) his target annual incentive bonus for the year in which the termination or the date of the change-in-control occurs, whichever is higher;

●	A lump sum payment equal to the then cost of COBRA health continuation coverage, based on the level of health care coverage in effect on the termination date, if any, for one year;

●	All outstanding stock options and SSARs will immediately become exercisable in accordance with the terms of the appropriate stock option or SSAR agreement under the Equity and Cash Incentive Plan;

●	All unvested restricted stock or RSUs will immediately become vested in accordance with the terms of the appropriate restricted stock or RSU agreement under the Equity and Cash Incentive Plan; and

●	Performance shares or PSUs unvested as the date of termination would become vested in accordance with the terms of the appropriate performance share or PSU agreement under the Equity and Cash Incentive Plan.

Under the CIC Severance Plan, no executive is entitled to any gross-ups for excise taxes. Instead, the CIC Severance Plan provides for a “best net” treatment of change-in-control payments and benefits, where any NEO who would be subject to an excise tax will receive the greater of (i) the after-tax benefit, net of any excise taxes or (ii) the maximum benefit possible up to a payment cap at which no excise tax would be applied, with benefits in excess of the payment cap cut back so as to fall under the payment cap.

The following table shows the potential payments and other benefits that each of the NEOs would have been entitled to receive upon a change-in-control on December 31, 2018, both with and without a termination.

	Change-in Control Only (Single-Trigger) ($)		Involuntary Termination Following a Change-in-Control (Double-Trigger) ($)
Jeffrey S. Niew
Cash severance	0		2,860,000	(1)
Unvested restricted stock/RSUs	0		2,402,361	(2)
Vested Stock options/SSARs	974,468	(3)	974,468	(3)
Unvested stock options/SSARs	0		487,234	(4)
Unvested PSUs	0		2,551,913	(5)
Retirement plan payments	368,406	(6)	368,406	(6)
Deferred comp plan	138,576	(7)	138,576	(7)
Health and welfare benefits	0		13,528	(8)
Total:	1,481,450		9,796,486

John S. Anderson
Cash severance	0		1,407,600	(1)
Unvested restricted stock/RSUs	0		569,375	(2)
Vested Stock options/SSARs	182,712	(3)	182,712	(3)
Unvested stock options/SSARs	0		91,357	(4)
Unvested PSUs	0		686,304	(5)
Retirement plan payments	23,104	(6)	23,104	(6)
Deferred comp plan	184,462	(7)	184,462	(7)
Health and welfare benefits	0		18,975	(8)
Total:	390,278		3,163,889

Christian Scherp
Cash severance	0		1,445,000	(1)
Unvested restricted stock/RSUs	0		443,863	(2)
Vested Stock options/SSARs	146,171	(3)	146,171	(3)
Unvested stock options/SSARs	0		73,085	(4)
Unvested PSUs	0		524,853	(5)
Retirement plan payments	0	(6)	0	(6)
Deferred comp plan	0	(7)	0	(7)
Health and welfare benefits	0		19,001	(8)
Total:	146,171		2,651,973

Daniel Giesecke
Cash severance	0		1,215,500	(1)
Unvested restricted stock/RSUs	0		443,863	(2)
Vested Stock options/SSARs	146,171	(3)	146,171	(3)
Unvested stock options/SSARs	0		73,085	(4)
Unvested PSUs	0		524,853	(5)
Retirement plan payments	0	(6)	0	(6)
Deferred comp plan	69,001	(7)	69,001	(7)
Health and welfare benefits	0		18,444	(8)
Total:	215,172		2,490,917

Mike Polacek
Cash severance	0		1,530,000	(1)
Unvested restricted stock/RSUs	0		526,211	(2)
Vested Stock options/SSARs	0	(3)	0	(3)
Unvested stock options/SSARs	0		0	(4)
Unvested PSUs	0		692,679	(5)
Retirement plan payments	0	(6)	0	(6)
Deferred comp plan	0	(7)	0	(7)
Health and welfare benefits	0		18,664	(8)
Total:	0		2,394,154

(1)	Represents a lump sum payment equal to 2.0 multiplied by the sum of (i) the executive’s annual salary on the termination date or the change-in-control date, whichever is higher, and (ii) his target annual incentive bonus for the year in which the termination or the date of the change-in-control occurs, whichever is higher.

(2)	All unvested restricted stock or RSUs will immediately become vested in accordance with the terms of the appropriate restricted stock or RSU agreement under the Equity and Cash Incentive Plan. The amounts are based on the December 31, 2018 closing stock price of $13.31 per share.

(3)	The officers hold vested options and/or SSARs as of December 31, 2018 and the amounts are based on the December 31, 2018 closing stock price of $13.31 per share.

(4)	All outstanding stock options and SSARs will immediately become exercisable in accordance with the terms of the appropriate stock option or SSAR agreement under the Equity and Cash Incentive Plan. The officers hold unvested options and/or SSARs as of December 31, 2018 and the amounts are based on the December 31, 2018 closing stock price of $13.31 per share.

(5)	All unvested performance shares or PSUs will immediately become vested in accordance with the terms of the appropriate performance share or PSU agreement under the Equity and Cash Incentive Plan. The amounts are based on the December 31, 2018 closing stock price of $13.31 per share.

(6)	Includes benefits accrued under the PRP as of December 31, 2018. Benefits accrued under the PRP are forfeited in the event of a termination following a change-in-control as defined in the PRP.

(7)	These amounts reflect compensation deferred by the executive and earnings accrued thereon under the Deferred Compensation Plan as of December 31, 2018. No increase in such benefits would result from the termination event.

(8)	Includes a lump sum payment equal to the then cost of COBRA health continuation coverage, based on the level of health care coverage in effect on the termination date, if any, for one year.

Pay Ratio

As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, we are providing the following disclosure about the relationship of the annual total compensation of our employees to the annual total compensation of Mr. Niew, our CEO. To help understand this disclosure, we think it is important to give context to our operations. Approximately 80% of our employees work in Asia. The majority of these employees work in one of our manufacturing operations. Our ratio, which includes this employee population, is impacted by our strategy to insource our core manufacturing in Asia and the relationship between competitive pay practices in the region compared to the United States, whereas our peers generally outsource their manufacturing to contract manufacturers in the same region. We believe our in-house manufacturing provides a competitive advantage, especially relative to executing on new product launches.

For 2018,

●	The median of the annual total compensation of all of our employees, other than Mr. Niew, was $9,726;

●	Mr. Niew’s annual total compensation, as reported in the Total column of the 2018 Summary Compensation Table, was $4,964,527; and

●	Based on this information, the ratio of the annual total compensation of Mr. Niew to the median of the annual total compensation of all employees is estimated to be 510 to 1.

Identification of Median Employee

For 2018, we selected a new median employee given the change in our employee population following the divestiture of our timing devices business at the end of 2017. We selected December 1, 2018 as the date on which to determine our median employee. As of that date, we had approximately 7,800 employees, of which approximately 900 were located inside the United States. For purposes of identifying the median employee, we considered base salary and target cash incentive for each of our employees, as compiled from the Company’s payroll records. We selected base salary and target cash incentive as they represent the Company’s principal broad-based compensation elements.

Using this methodology, we determined that our median employee was a manufacturing employee working in Malaysia. In determining the annual total compensation of the median employee, we calculated such employee’s compensation in accordance with Item 402(c)(2)(x) of Regulation S-K as required pursuant to SEC executive compensation disclosure rules. This calculation is the same calculation used to determine total compensation for purposes of the 2018 Summary Compensation Table with respect to each of the NEOs.

OTHER MATTERS

Participants in the Company’s Solicitation

Under applicable SEC regulations, each of the Company’s directors and certain executive officers and other employees of the Company are deemed to be “participants” in this proxy solicitation by virtue of their position as directors and director nominees of the Company or because they may be soliciting proxies on our behalf. For information about our directors and certain of our executive officers and other employees who may be deemed to be “participants” in the solicitation, please see “Proposal 1—Election of Three Class III Directors” on page 16 of this Proxy Statement, “Security Ownership of Certain Beneficial Owners and Management” on page 32 of this Proxy Statement and Appendix A to this Proxy Statement. Other than the persons described in this Proxy Statement, no general class of employee of the Company will be employed to solicit shareholders in connection with this proxy solicitation. However, in the course of their regular duties, employees may be asked to perform clerical or ministerial tasks in furtherance of this solicitation.

Proxy Solicitation Costs

We are required by law to convene an annual meeting of our shareholders at which directors are elected. Because our shares are widely held, it would be impractical for our shareholders to meet physically in sufficient numbers to hold a meeting. Accordingly, the Company is soliciting proxies from our shareholders.

U.S. federal securities laws require us to send you this Proxy Statement and any amendments or supplements thereto, and to specify the information required to be contained in it. The Company will bear the expenses of calling and holding the 2019 Annual Meeting and the solicitation of proxies therefor. These expenses will include, among other things, the costs of preparing, assembling, printing and mailing the proxy materials to shareholders of record and beneficial owners, and reimbursement paid to brokerage firms, banks and other fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy materials to shareholders and obtaining beneficial owners’ voting instructions. Proxies may be solicited through the mail, in person, by telephone or via email.

As a result of the proxy solicitation by the Activist Group, we may incur additional costs in connection with our solicitation of proxies. We have retained Innisfree to solicit proxies in connection with the 2019 Annual Meeting. Under our agreement with Innisfree, Innisfree will receive up to $[●] plus expenses. Innisfree expects that approximately 40 of its employees will assist in the solicitation. Innisfree will solicit proxies in person, by mail, telephone, facsimile or email. The Company’s aggregate expenses, including those of Innisfree, related to this solicitation and in excess of expenses normally spent for an annual meeting in which there is not a proxy contest and salaries and wages of regular employees and officers, are currently estimated to be approximately $[●], of which approximately $[●] has been incurred as of the date of this Proxy Statement. The Company also agreed to indemnify Innisfree against certain liabilities relating to, or arising out of, its retention.

Form 10-K and Other Filings

Upon written request and at no charge, the Company will provide a copy of any of our filings with the SEC, including our Annual Report on Form 10-K for our most recent fiscal year. We may impose a reasonable fee for expenses associated with providing copies of separate exhibits to a filing when such exhibits are requested. These documents are also available on the SEC Filings page of our website at investor.knowles.com and the website of the SEC at www.sec.gov.

Shareholders Proposals and Director Nominations for the 2020 Annual Meeting

In order for shareholder proposals to be included in our Proxy Statement for the 2020 Annual Meeting pursuant to Rule 14a-8 under the Exchange Act, we must receive them at our principal executive offices, 1151 Maplewood Drive, Itasca, Illinois 60143, Attention: Secretary, by [●], 2019, being 120 days prior to the date of the first anniversary of the date of our Proxy Statement for the 2019 Annual Meeting. In accordance with our By-Laws, all other shareholder proposals, including nominations for directors, to be voted on at the 2020 Annual Meeting must be received by us not earlier than [●], 2019 and not later than [●], 2019 being, respectively, 120 days and 90 days prior to the date of the first anniversary of the 2019 Annual Meeting. In the event that the 2020 Annual Meeting is called for a date that is not within 30 days before or after the anniversary date of the 2019 Annual Meeting, notice by a shareholder, in order to be timely, must be so received not later than the close of business on the 10th day following the day on which notice of the date of the 2020 Annual Meeting is mailed or public disclosure of the date of the 2020 Annual Meeting is made, whichever first occurs.

Stockholders Sharing the Same Address

SEC rules permit us to deliver only one copy of our proxy materials to multiple shareholders of record who share the same address and have the same last name, unless we have received contrary instructions from one or more of the shareholders. This delivery method, called “householding,” reduces our printing and mailing costs. Shareholders who participate in householding will continue to receive separate proxy cards.

If you are a shareholder of record who currently receives a single copy of our proxy materials and wishes to receive a separate copy of our proxy materials or if you are currently receiving multiple copies of our proxy materials at the same address and wish to receive only a single copy, please write to or call the Secretary of Knowles Corporation at 1151 Maplewood Drive, Itasca, Illinois 60143, telephone: 630-238-5353.

Beneficial owners sharing an address who are currently receiving multiple copies of our proxy materials and wish to receive only a single copy in the future, or who currently receive a single copy and wish to receive separate copies in the future, should contact their bank, broker or other nominee to request that only a single copy or separate copies, as the case may be, be delivered to all shareholders at the shared address in the future.

Forward-Looking Statements

This Proxy Statement contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Exchange Act and the Private Securities Litigation Reform Act of 1995. All statements relating to events or results that may occur in the future, including, but not limited to, the Company’s future costs of solicitation, record or meeting dates, compensation arrangements, plans or amendments (including those related to profit sharing and stock-based compensation), company policies, corporate governance practices, documents or amendments (including charter or bylaw amendments, shareholder rights plans or similar arrangements) as well as capital and corporate structure (including major shareholders, Board structure and Board composition), are forward-looking statements.

Forward-looking statements generally can be identified by words such as “expect,” “will,” “change,” “intend,” “target,” “future,” “potential,” “estimate,” “anticipate,” “to be” and similar expressions. These statements are based on numerous assumptions and involve known and unknown risks, uncertainties and other factors that could significantly affect the Company’s operations and may cause the Company’s actual actions, results, financial condition, performance or achievements to be substantially different from any future actions, results, financial condition, performance or achievements expressed or implied by any such forward-looking statements. Those factors include, but are not limited to, the risks, uncertainties and factors indicated from time to time in the Company’s reports and filings with the SEC, including, without limitation, the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018, under the heading “Item 1A—Risk Factors” and the heading “Item 7—Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

Unless required by law, the Company does not intend, and undertakes no obligation, to update or publicly release any revision to any such forward-looking statements, whether as a result of the receipt of new information, the occurrence of subsequent events, a change in circumstances or otherwise. Each forward-looking statement contained in this Proxy Statement is specifically qualified in its entirety by the aforementioned factors. Readers are advised to carefully read this Proxy Statement in conjunction with the important disclaimers set forth above prior to reaching any conclusions or making any investment decisions, and not to place undue reliance on these forward-looking statement, which apply only as of the date of this Proxy Statement.

Dated: [●], 2019

By authority of the Board of Directors,

THOMAS G. JACKSON Secretary

APPENDIX A — ADDITIONAL INFORMATION REGARDING PARTICIPANTS IN THE SOLICITATION

Under applicable SEC rules and regulations, members of the Board, the Board’s nominees and certain officers of the Company are “participants” with respect to the Company’s solicitation of proxies in connection with the 2019 Annual Meeting. The following sets forth certain information about such persons (the “Participants”).

Directors and Nominees

For information on the names, ages and principal occupations of the directors and director nominees of the Company who are Participants, please see “Proposal 1—Election of Three Class III Directors” on page 16 of this Proxy Statement. Other than as set forth in this Appendix A or elsewhere in this Proxy Statement, the business address for the Company’s directors and director nominees is c/o Knowles Corporation, 1151 Maplewood Drive, Itasca, Illinois 60143. The business address for Ronald Jankov is c/o GlobalLink1 Capital, 2850 W Horizon Ridge Pkwy, Suite 200, Henderson, Nevada 89052. The business address for Ye Jane Li is Diversis Capital, LLC, 1100 Glendon Avenue, Suite 920, Los Angeles, California 90024. The business address for Dr. Cheryl Shavers is Global Smarts, Inc., 3333 Bowers Avenue, Suite 130, Santa Clara, California 95051.

Officers and Employees

The officers and employees of the Company who are Participants are Jeffrey S. Niew, John Anderson, Thomas G. Jackson and Michael J. Knapp. For information on the principal occupations of the Participants, other than Messrs. Jackson and Knapp, please see “Executive Compensation” on page 40 of this Proxy Statement. Mr. Jackson’s position is Senior Vice President, General Counsel and Secretary of the Company. Mr. Knapp’s position is Vice President, Investor Relations of the Company. The business address for the Company’s officers and employees is c/o Knowles Corporation, 1151 Maplewood Drive, Itasca, Illinois 60143.

Information Regarding Ownership of the Company’s Securities by Participants

For the number of the Company’s securities beneficially owned by directors and NEOs as of March 4, 2019, please see “Security Ownership of Certain Beneficial Owners and Management” on page 32 of this Proxy Statement. As of March 4, 2019, Mr. Jackson beneficially owns 172,487 shares of the common stock of the Company (including 148,417 shares subject to stock options held by Mr. Jackson that are currently exercisable or will become exercisable within 60 days of March 4, 2019) and Mr. Knapp beneficially owns 59,948 shares of the common stock of the Company (including 54,199 shares subject to stock options held by Mr. Knapp that are currently exercisable or will become exercisable within 60 days of March 4, 2019). To the Company’s knowledge, Messrs. Jackson and Knapp each have sole voting and investment power with respect to the securities they hold, other than property rights of spouses.

Information Regarding Transactions in the Company’s Securities by Participants

The following table sets forth information regarding purchases and sales of the Company’s securities by each Participant within the past two years. No part of the purchase price or market value of these securities is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities.

Name	Transaction Date	Number of Shares of Common Stock	Acquisition (A) or Disposition (D)	Transaction Description
John S. Anderson	2/19/2019	40,193	A	6
	2/19/2019	15,557	A	3
	2/17/2019	4,020	D	7
	2/16/2019	3,566	D	7
	2/15/2019	2,801	D	7
	3/7/2018	2,149	D	7
	2/19/2018	1,637	D	7
	2/17/2018	2,646	D	7
	2/16/2018	2,587	D	7
	2/15/2018	17,495	A	3
	2/15/2018	46,382	A	6
	3/7/2017	1,300	D	7
	3/7/2017	2,088	D	7
Keith Barnes	5/4/2018	3,976	D	8
	5/1/2018	13,450	A	4
	5/2/2017	9,687	A	4
Hermann Eul	5/1/2018	13,450	A	4
	5/2/2017	9,687	A	4
Didier Hirsch	5/1/2018	5,000	A	1
	5/1/2018	2,000	A	1
	5/1/2018	13,450	A	4
	2/16/2018	3,000	A	1
	2/12/2018	2,000	A	1
	5/2/2017	9,687	A	4
	2/28/2019	7,896	A	3
Thomas G. Jackson	2/19/2019	20,096	A	6
	2/19/2019	7,778	A	3
	2/17/2019	2,131	D	7
	2/16/2019	1,982	D	7
	2/15/2019	1,446	D	7
	7/26/2018	800	D	2
	7/26/2018	400	D	2
	7/26/2018	1,556	D	2
	3/7/2018	1,489	D	7
	2/19/2018	866	D	7
	2/17/2018	1,411	D	7
	2/16/2018	1,496	D	7
	2/15/2018	8,747	A	3
	2/15/2018	23,191	A	6
	3/8/2017	5,756	D	8
	3/7/2017	620	D	7
	3/7/2017	2,322	D	7
Ronald S. Jankov	5/1/2018	13,450	A	4
	5/2/2017	9,687	A	4
	2/19/2019	7,467	A	3
	2/19/2019	12,862	A	6
	2/17/2019	1,083	D	7
	2/16/2019	712	D	7
	2/15/2019	960	D	7
	7/26/2018	5,314	D	2

Name	Transaction Date	Number of Shares of Common Stock	Acquisition (A) or Disposition (D)	Transaction Description
Michael J. Knapp	3/7/2018	392	D	7
	2/19/2018	309	D	7
	2/17/2018	1,256	D	7
	2/16/2018	718	D	7
	2/15/2018	14,842	A	6
	2/15/2018	8,397	A	3
	10/30/2017	1,554	D	2
	3/7/2017	422	D	7
	3/7/2017	281	D	7
Ye Jane Li	5/1/2018	13,450	A	4
	2/21/2018	6,907	A	5
	2/21/2018	2,349	A	5
Richard K. Lochridge	5/1/2018	13,450	A	4
	5/2/2017	9,687	A	4
Donald Macleod	5/1/2018	13,450	A	4
	5/2/2017	9,687	A	4
Jeffrey S. Niew	2/20/2019	11,629	D	8
	2/19/2019	136,656	A	6
	2/19/2019	52,894	A	3
	2/17/2019	21,440	D	7
	2/16/2019	16,085	D	7
	2/15/2019	8,856	D	7
	5/1/2018	2,300	A	1
	5/1/2018	200	A	1
	3/26/2018	2,630	D	9
	3/7/2018	12,002	D	7
	2/19/2018	13,193	D	7
	2/17/2018	21,440	D	7
	2/16/2018	16,146	D	7
	2/15/2018	157,699	A	6
	2/15/2018	59,482	A	3
	3/9/2017	4,964	D	9
	3/8/2017	3,217	D	8
	3/7/2017	5,159	D	7
	3/7/2017	12,381	D	7
Cheryl L. Shavers	5/1/2018	13,450	A	4
	10/30/2017	7,777	A	5
	8/1/2017	6,452	A	5

Transaction Descriptions Key:

1	Open Market or Private Purchase

2	Open Market or Private Sale

3	Grant of RSUs

4	Annual Grant of RSUs

5	Grant of RSUs to New Director

6	Grant of Options

7	Shares Withheld for Payment of Tax Liability Incident to Vesting of RSUs

8	Sale Effected Pursuant to Rule 10b5-1 Trading Plan

9	Other Disposition

Other Proceedings

There are no material proceedings to which the Participants or any of their associates is a party or has a material interest adverse to the Company.

Miscellaneous Information Concerning Participants

Other than as set forth in this Appendix A or elsewhere in this Proxy Statement and based on the information provided by each Participant, no Participant or associate of any Participant (1) beneficially owns, directly or indirectly, or owns of record but not beneficially, any shares of common stock or other securities of the Company or any parent or subsidiary of the Company; (2) has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the 2019 Annual Meeting other than an interest, if any, as a shareholder of the Company, or, with respect to a director nominee, as a nominee for director; or (3) has purchased or sold any securities of the Company within the past two years. In addition, neither the Company nor any of the Participants listed above is now or has been within the past year a party to any contract, arrangement or understanding with any person with respect to any of the Company’s securities, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits or the giving or withholding of proxies.

Other than as set forth in this Appendix A or elsewhere in this Proxy Statement and based on the information provided by each Participant, none of the Company, the Participants or any associates of the Participants have or will have (1) any arrangements or understandings with any person with respect to any future employment by the Company or any of its affiliates or with respect to any future transactions to which the Company or any of its affiliates will or may be a party or (2) a direct or indirect material interest in any transaction or series of similar transactions since the beginning of the Company’s last fiscal year or any currently proposed transactions, or series of similar transactions, to which the Company or any of its subsidiaries was or is to be a party in which the amount involved exceeds $120,000.

appendix b — proposed amendment to article THIRTEENTH of the Charter

CERTIFICATE OF AMENDMENT

OF

AMENDED AND RESTATE CERTIFICATE OF INCORPORATION

OF

KNOWLES CORPORATION

Pursuant to Section 242

of the General Corporation Law of the State of Delaware

Knowles Corporation, a corporation duly organized and existing under the General Corporation law of the State of Delaware (the “Corporation”), does hereby certify that:

The Amended and Restated Certificate of Incorporation of the Corporation is hereby amended by deleting Article THIRTEENTH and inserting the following in lieu thereof:

“The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Amended and Restated Certificate of Incorporation in the manner now or hereafter prescribed in this Amended and Restated Certificate of Incorporation, the Corporation’s By-Laws or the DGCL, and all rights, preferences and privileges herein conferred upon shareholders are granted subject to such reservation~~; provided, however, that, notwithstanding any other provision of this Amended and Restated Certificate of Incorporation (and in addition to any other vote that may be required by law), the affirmative vote of the holders of at least eighty percent (80%) of the voting stock then outstanding shall be required to amend, alter, change or repeal, or to adopt any provision as part of this Amended and Restated Certificate of Incorporation inconsistent with the purpose and intent of Paragraph (b)(2) of Article FOURTH, Articles FIFTH, SIXTH, SEVENTH, EIGHTH, NINTH and ELEVENTH of this Amended and Restated Certificate of Incorporation or this Article THIRTEENTH~~.”

The foregoing amendments were duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, Knowles Corporation has caused this Certificate to be executed by its duly authorized officer on this ___ day of ________________, 2019.

Knowles Corporation

By:
Name:
Title:

appendix C — proposed amendment to article elevenTH of the Charter

CERTIFICATE OF AMENDMENT

OF

AMENDED AND RESTATE CERTIFICATE OF INCORPORATION

OF

KNOWLES CORPORATION

Pursuant to Section 242

of the General Corporation Law of the State of Delaware

Knowles Corporation, a corporation duly organized and existing under the General Corporation law of the State of Delaware (the “Corporation”), does hereby certify that:

The Amended and Restated Certificate of Incorporation of the Corporation is hereby amended by deleting Article ELEVENTH and inserting the following in lieu thereof:

“In furtherance and not in limitation of the powers conferred upon it by the laws of the State of Delaware, the Board of Directors shall have the power, without the assent or vote of the stockholders, to adopt, amend, alter or repeal the Corporation's By-Laws, except to the extent the By-Laws or this Amended and Restated Certificate of Incorporation otherwise provide. The affirmative vote of at least a majority of the entire Board of Directors shall be required to adopt, amend, alter or repeal the Corporation's By-Laws. The Corporation's By-Laws also may also be adopted, amended, altered or repealed by the affirmative vote of the holders of at ~~least eighty percent (80%)~~ a majority of the voting stock then outstanding.”

The foregoing amendments were duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, Knowles Corporation has caused this Certificate to be executed by its duly authorized officer on this ___ day of ________________, 2019.

Knowles Corporation

By:
Name:
Title:

PRELIMINARY COPY SUBJECT TO COMPLETION—APRIL 5, 2019

KNOWLES CORPORATION

YOUR VOTE IS IMPORTANT

Please take a moment now to vote your shares of Knowles Corporation

Common Stock for the upcoming Annual Meeting of Shareholders.

YOU CAN VOTE TODAY IN ONE OF THREE WAYS:

1.	Vote by Telephone – Call toll-free from the U.S. or Canada at 1-XXX-XXX-XXXX, on a touch-tone telephone. If outside the U.S. or Canada, call 1-XXX-XXX-XXXX. Please follow the simple instructions provided. You will be required to provide the unique control number printed below.

OR

2.	Vote by Internet – Please access https://www.proxyvotenow.com/KN, and follow the simple instructions provided. Please note you must type an “s” after “http”. You will be required to provide the unique control number printed below.

CONTROL NUMBER:

You may vote by telephone or Internet 24 hours a day, 7 days a week.
Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you had marked, executed and returned a proxy card.

OR

3.	Vote by Mail – If you do not have access to a touch-tone telephone or to the Internet, please sign, date and return the proxy card in the envelope provided, or mail to: Knowles Corporation, c/o Innisfree M&A Incorporated, FDR Station, P.O. Box 5155, New York, NY 10150-5155.

▼ TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE AND RETURN IN THE POSTAGE-PAID ENVELOPE PROVIDED ▼

- - - - - - - - - - - - - - - - - - - - - - - -- - - - - - - -- - - - - - - -- - - - - - - -- - - - - - - -- - - - - - - -- - - - - - - -- - - - - - - -- - - - - - - -- - - - - - - -- - - - - - - - - -

☒ Please mark your vote as indicated in this example

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote “FOR” all of the nominees under Proposal 1 and “FOR” Proposals 2, 3, 4 and 5.

1.	Election of the nominees below as Class III Directors for a one-year term.	For	Withhold	For All
		All	All	Except
	Nominees:	☐	☐	☐
01 - Hermann Eul
02 - Donald Macleod
03 - Dr. Cheryl Shavers

To withhold authority to vote for any individual nominee(s), mark
“For All Except” and write the number(s) of the nominee(s) for which you would like to withhold authority to vote on the line below:
______________________________

		For	Against	Abstain
2.	Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2019.	☐	☐	☐

		For	Against	Abstain
3.	Approval, on an advisory, non-binding basis, of the Company’s named executive officer compensation.	☐	☐	☐

		For	Against	Abstain
4.	Approval of an amendment to the Amended and Restated Certificate of Incorporation of the Company (the “Charter”) to eliminate the supermajority shareholder vote requirement to amend certain provisions of the Charter.	☐	☐	☐

		For	Against	Abstain
5.	Approval of an amendment to the Charter to eliminate the supermajority shareholder vote requirement to amend the Amended and Restated By-Laws of the Company.	☐	☐	☐

Date:___________________________, 2019

Signature_________________________________________

Signature (if jointly held)_________________________________________

Title(s)_________________________________________

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, trustee, guardian, custodian or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

PLEASE VOTE TODAY!

SEE REVERSE SIDE

FOR THREE EASY WAYS TO VOTE.

▼ TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE, SIGN, DATE AND RETURN IN THE POSTAGE-PAID ENVELOPE PROVIDED ▼

- - - - - - - - - - - - - - - - - - - - - - - -- - - - - - - -- - - - - - - -- - - - - - - -- - - - - - - -- - - - - - - -- - - - - - - -- - - - - - - -- - - - - - - -- - - - - - - -- - - - - - - - - -

WHITE PROXY

THIS PROXY IS SOLICITED ON BEHALF OF

THE BOARD OF DIRECTORS OF KNOWLES CORPORATION

ANNUAL MEETING OF SHAREHOLDERS - [●], 2019

The undersigned hereby appoints Jeffrey S. Niew, John S. Anderson and Thomas G. Jackson, or any of the foregoing, as proxies, each with full power of substitution, revoking all proxies previously given, and hereby authorizes them to represent and to vote, as designated on the reverse side of this form, all shares of common stock of Knowles Corporation that the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders to be held at [time] on [●], 2019 at [location], and at any adjournment or postponement thereof (the “Annual Meeting”).

This proxy, when properly executed, will be voted in the manner specified on the reverse side. IF THIS PROXY IS EXECUTED, BUT NO INSTRUCTION IS GIVEN, THIS PROXY WILL BE VOTED “FOR” ALL OF THE NOMINEES UNDER PROPOSAL 1 AND “FOR” PROPOSALS 2, 3, 4 and 5. The proposals are more fully described in the Proxy Statement. If a matter is not timely submitted pursuant to Rule 14a-4(c)(1), the proxies appointed in this proxy card will have discretionary authority to vote with respect to any such matter subsequently and properly raised at the Annual Meeting. Only shareholders of record on [●], 2019 may vote at the Annual Meeting.

Continued and to be signed and dated on reverse side